UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Registrant is making a filing for 9 of its series:

Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo Asia Pacific Fund, Wells Fargo Diversified International Fund, Wells Fargo Emerging Markets Equity Fund, Wells Fargo Emerging Markets Equity Income Fund, Wells Fargo Global Opportunities Fund, Wells Fargo International Equity Fund, and Wells Fargo Intrinsic World Equity Fund.

Date of reporting period: October 31, 2015

ITEM 1.  REPORT TO STOCKHOLDERS

Annual Report

October 31, 2015

Wells Fargo International Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery.

The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended October 31, 2015. The period was marked by continued low global interest rates and sluggish economic recovery in developed markets. However, the expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate, combined with signs of further quantitative easing from other central banks, depressed the prices of international assets for U.S. dollar-based investors.

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery. For example, the U.S. unemployment rate eased from 5.8% at the beginning of the reporting period (November 2014) to 5.0% at the end (October 2015). Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

As the period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the FOMC would soon raise its key federal funds rate. The FOMC remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The FOMC’s decision caused some uncertainty, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future, as the eurozone continued to grapple with sluggish growth. The eurozone reported annualized gross domestic product growth of 1.6% in the second quarter of 2015, which was the highest annualized growth for the past eight quarters. Yet while the unemployment rate improved, it remained stubbornly above 10%. The ECB thus maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Other major central banks, such as the People’s Bank of China and the Bank of Japan, also remained in easing mode in response to sluggish growth in their respective economies. The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies.

Slow but persistent international growth supported risk-based assets, but the stronger dollar depressed the returns of international investments.

In developed markets, the persistent modest-growth, low-inflation environment provided a favorable backdrop for sovereign bonds, investment-grade corporate bonds, and high-yield debt. The main sour note was struck in energy- and commodity-related subsectors of the high-yield bond universe. Persistent low prices for oil, natural gas, and industrial metals such as copper put pressure on highly leveraged energy and metals and mining companies and led to increasing defaults in commodity-related sectors. The Barclays U.S. Aggregate Bond Index,1 which comprises investment-grade debt, ended the period with a 1.96% gain. By

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Bond Fund	3

contrast, the Barclays U.S. Corporate High Yield Bond Index,2 a proxy for the high-yield bond market, lost 1.94% over the 12-month period.

The continued strength of the U.S. dollar versus other currencies provided a potent headwind to international bonds for U.S. dollar-based investors. Partly as a result, the BofA Merrill Lynch Global Broad Market ex U.S. Index3 lost 6.68% during the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[3]	The BofA Merrill Lynch Global Broad Market ex U.S. Index tracks the performance of investment-grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized, and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

4	Wells Fargo International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2]
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(13.57)	(2.39)	2.89	(9.50)	(1.48)	3.37	1.05	1.03
Class B (ESIUX)*	9-30-2003	(14.76)	(2.58)	2.84	(10.29)	(2.23)	2.84	1.80	1.78
Class C (ESIVX)	9-30-2003	(11.21)	(2.23)	2.60	(10.21)	(2.23)	2.60	1.80	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	(9.18)	(1.13)	3.70	0.67	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	(9.36)	(1.31)	3.54	0.99	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	(9.20)	(1.16)	3.68	0.72	0.70
BofA Merrill Lynch Global Broad Market ex U.S. Index[4]	–	–	–	–	(6.68)	(1.16)	3.26	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 29, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The BofA Merrill Lynch Global Broad Market ex U.S. Index tracks the performance of investment-grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized, and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market ex U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the BofA Merrill Lynch Global Broad Market ex U.S. Index, for the 12-month period that ended October 31, 2015.

■	Currency and sector effects detracted. With a continued strong U.S. dollar, allocations to many of the smaller currencies detracted from value.

■	Country allocations and duration positioning were the largest contributors to relative performance. We continued to keep the Fund’s duration shorter than that of the benchmark.

Country allocations and duration positioning were the largest contributors to relative performance.

Outside of the major developed markets, both nominal and real yields continued to offer better relative value, and we maintained the Fund’s long-term underweight to the bond markets of Japan and the core European Union (such as Germany, France, and the Netherlands).

During the reporting period, we came to believe that the U.S. offered better relative value and thus increased the Fund’s U.S. exposure. We began to increase U.S. exposure in early 2015 in expectation that U.S. growth levels—and thus yields—would converge with other regions, particularly Europe. Growth levels have indeed converged, but we believe that the convergence of interest rates has likely only started. During the reporting period, an underweight to Japan and overweights to Australia, New Zealand, Spain, South Korea, South Africa, and Mexico all added relative value. Detractors to performance came from overweights to Italy, Brazil, Poland, Norway, Canada, and Malaysia. On the whole, country allocations aided relative performance.

Ten largest holdings as of October 31, 2015[6]
New Zealand, 4.50%, 4-15-2027	4.87
Mexico, 4.75%, 6-14-2018	4.48
U.S. Treasury Note, 2.00%, 8-15-2025	4.45
Poland, 4.00%, 10-25-2023	4.22
United Kingdom Gilt, 2.75%, 9-7-2024	4.01
Singapore, 3.00%, 9-1-2024	3.65
Bonos y Obligaciones del Estado, 1.40%, 1-31-2020	2.89
United Kingdom Gilt, 2.00%, 9-7-2025	2.78
Australian Government Bond Series 138, 3.25%, 4-21-2029	2.59
Korea, 3.00%, 9-10-2024	2.55

Portfolio allocation as of October 31, 2015[7]

As of the end of the reporting period, the Fund’s positioning in local bond markets was as follows: underweight the bond markets of Japan, Germany, France, Canada, Italy, and Belgium and overweight the U.S., Australia, New Zealand, Brazil, Spain, South Korea, Mexico, Poland, Romania, Singapore, and South Africa.

The Fund’s overall duration remained shorter than that of the benchmark, which added relative value over the reporting period. We did prefer longer-duration bonds in Australia, South Korea, New Zealand, Poland, and Singapore, where inflation is subdued and central banks have room to ease as economies enter a cyclical slowdown.

Currency and sector allocation detracted from overall performance.

Overall, currency allocations detracted from relative performance. Continued weakness in emerging markets against a backdrop of rising risk aversion in global markets led to some extreme volatility in currencies. The major currencies of the U.S. dollar, the euro, the Japanese yen, and the British pound spent much of 2015 trading in sideways ranges while we awaited clues as to the next major move.

With a continued strong U.S. dollar, allocations to many of the smaller currencies detracted from value. Positions in the Malaysian ringgit, Mexican peso, Norwegian krone, South Korean won, South African rand, Polish zloty, and

Brazilian real were the main detractors. An underweight to the British pound also detracted. Currency hedging costs were significant throughout the period.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	7

On the positive side, allocations to the Australian dollar, Canadian dollar, Swedish krona, Thai baht, and U.S. dollar added value, as did an underweight to the euro.

Among bond market sectors, the relative yields for high-yield bonds (relative to sovereign bonds) edged higher during the reporting period and ended the period at near-term highs. We maintained a bias toward quality in the Fund’s credit exposure and an underweight to cyclical issuers. At the end of the reporting period, the Fund had an underweight to mortgage-backed securities in favor of sovereign bonds in smaller markets. Although an overweight to high-yield bonds and an underweight to mortgage-backed securities contributed, those effects were more than offset by the negative effects of overweights to emerging markets debt, quasi-sovereign bonds, and investment-grade corporates.

We remain cautiously optimistic on the markets

On the whole, global growth remains modest and continues to move slightly lower. Inflation has remained weak, with some parts of the world close to deflation. Against that backdrop, the past year was marked by continued accommodative central bank monetary policy, with lower interest rates and more quantitative easing. Statements by central bankers suggest that an easy monetary policy is likely to continue in the near future. In our view, accommodative central banks, low growth, and low inflation provided a positive environment for international fixed-income investing.

We continue to favor the smaller economies where growth continues to slow and central banks have room to ease monetary policy further. In developed markets, the current low-growth and low-inflationary environment, together with the likelihood that central bank rates will stay firmly anchored close to zero, means that the low level of yields will likely persist over the long term, with longer-dated yields trading within a range. We continue to keep a duration profile that is between 85% and 90% of the benchmark. As of the end of the reporting period, yields were in the middle of a range that we expect them to trade in over the next few years. We await an opportunity to increase duration back to neutral and eventually longer than that of the benchmark.

The only smaller currency exposure we had as of the end of the reporting period was to the Polish zloty. All other emerging currencies were hedged back to the base currency, the U.S. dollar. At some point, possibly when pessimism toward emerging markets reaches an extreme, we will have the opportunity to add selective exposure to smaller currencies. We kept an underweight to commodity-linked currencies, such as the Australian and Canadian dollars, as commodity prices remained low.

Please see footnotes on page 5.

8	Wells Fargo International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$945.63	$5.05	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000.00	$941.58	$8.71	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class C
Actual	$1,000.00	$941.06	$8.71	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class R6
Actual	$1,000.00	$946.86	$3.19	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$946.60	$4.17	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class
Actual	$1,000.00	$946.81	$3.43	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 3.03%

United States: 3.03%
Amazon.com Incorporated (Consumer Discretionary, Internet & Catalog Retail)	3.80%	12-5-2024	$5,800,000	$6,054,719
Arrow Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	3.50	4-1-2022	5,775,000	5,619,537
AT&T Incorporated (Telecommunication Services, Diversified Telecommunication Services)	3.00	6-30-2022	5,950,000	5,837,640
Ford Motor Credit Company LLC (Consumer Discretionary, Automobiles)	2.46	3-27-2020	2,600,000	2,546,016
Goldman Sachs Group Incorporated (Financials, Capital Markets)	2.75	9-15-2020	5,000,000	5,027,535
Lam Research Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	3.80	3-15-2025	6,000,000	5,627,190
NBCUniversal Media LLC (Consumer Discretionary, Media)	2.88	1-15-2023	1,265,000	1,269,264

Total Corporate Bonds and Notes (Cost $32,715,351)				31,981,901

Foreign Corporate Bonds and Notes @: 18.77%

Australia: 0.52%
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,367,000	1,070,810
Transurban Finance Company Limited (Financials, Diversified Financial Services, EUR)	1.88	9-16-2024	4,090,000	4,431,033

				5,501,843

Bermuda: 0.58%
Bacardi Limited (Consumer Staples, Beverages, EUR)	2.75	7-3-2023	5,204,000	6,117,106

Brazil: 0.27%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	13,137,000	2,827,322

Czech Republic: 0.84%
EP Energy LLC (Energy, Oil, Gas & Consumable Fuels, EUR)	5.88	11-1-2019	7,295,000	8,947,682

France: 0.57%
Autoroutes Du Sud de la France (Industrials, Transportation Infrastructure, EUR)	2.95	1-17-2024	5,000,000	6,083,639

Germany: 2.32%
HP Pelzer Holding GmbH (Consumer Discretionary, Auto Components, EUR)	7.50	7-15-2021	875,000	1,009,823
KfW (Financials, Banks, TRY)	5.00	1-16-2017	3,745,000	1,203,820
KfW (Financials, Banks, AUD)	5.00	3-19-2024	16,755,000	13,601,926
KfW (Financials, Banks, AUD)	5.50	2-9-2022	4,000,000	3,276,523
Landwirtschaftliche Rentenbank (Financials, Banks, ZAR)	8.25	5-23-2022	5,400,000	384,973
Rapid Holding GmbH (Energy, Energy Equipment & Services, EUR) 144A	6.63	11-15-2020	2,100,000	2,343,443
Volkswagen Leasing GmbH Company (Financials, Consumer Finance, EUR)	2.63	1-15-2024	2,426,000	2,716,214

				24,536,722

Ireland: 1.18%
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	4.13	9-13-2023	4,700,000	7,851,032
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	5.13	5-24-2023	1,000,000	1,769,332
Ryanair Limited (Industrials, Airlines, EUR)	1.13	3-10-2023	2,680,000	2,831,261

				12,451,625

Luxembourg: 0.35%
Befesa Zinc Aser SA (Utilities, Water Utilities, EUR)	8.88	5-15-2018	2,925,000	3,256,683

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Bond Fund	Portfolio of investments—October 31, 2015

Security name	Interest rate	Maturity date	Principal	Value

Luxembourg (continued)
European Investment Bank (Financials, Banks, ZAR)	9.00%	3-31-2021	5,790,000	$431,081

				3,687,764

Mexico: 0.09%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	7.13	12-9-2024	7,250,000	432,512
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	9,532,000	541,559

				974,071

Netherlands: 0.34%
Schaeffler Finance BV (Financials, Diversified Financial Services, EUR)	3.50	5-15-2022	3,200,000	3,584,860

Norway: 1.05%
Kommunalbanken AS (Financials, Banks, AUD)	5.25	7-15-2024	12,650,000	10,391,836
Lock AS (Financials, Diversified Financial Services, EUR) 144A	7.00	8-15-2021	600,000	689,811

				11,081,647

Philippines: 0.69%
Asian Development Bank (Financials, Banks, AUD)	3.75	3-12-2025	9,731,000	7,282,942

Spain: 1.73%
Ence Energia Y Celulosa (Materials, Paper & Forest Products, EUR) 144A	5.38	11-1-2022	875,000	988,597
Ephios Bondco plc (Health Care, Health Care Providers & Services, EUR) 144A	6.25	7-1-2022	1,200,000	1,378,961
Gas Natural Fenosa (Energy, Oil, Gas & Consumable Fuels, EUR)	2.88	3-11-2024	1,000,000	1,197,708
Gas Natural Fenosa (Energy, Oil, Gas & Consumable Fuels, EUR)	3.88	4-11-2022	2,200,000	2,785,311
Grupo Antolin Irausa SA (Consumer Discretionary, Auto Components, EUR) 144A	5.13	6-30-2022	1,000,000	1,124,436
PortAventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR) 144A	7.25	12-1-2020	750,000	853,227
PortAventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	7.25	12-1-2020	1,150,000	1,308,282
Telefonica Emisiones S.A.U. (Telecommunication Services, Diversified Telecommunication Services, GBP)	5.29	12-9-2022	5,100,000	8,650,416

				18,286,938

United Kingdom: 4.51%
AA Bond Company Limited (Financials, Diversified Financial Services, GBP)	4.25	7-31-2043	3,495,000	5,567,574
Delphi Automotive plc (Consumer Discretionary, Auto Components, EUR)	1.50	3-10-2025	3,100,000	3,184,759
FirstGroup plc (Industrials, Road & Rail, GBP)	5.25	11-29-2022	3,020,000	5,028,369
GHD Bondco plc (Consumer Discretionary, Distributors, GBP)	7.00	4-15-2020	1,475,000	1,943,194
GKN plc (Consumer Discretionary, Auto Components, GBP)	5.38	9-19-2022	2,000,000	3,335,380
Heathrow Funding Limited (Industrials, Transportation Infrastructure, EUR)	1.88	5-23-2024	561,000	644,230
Heathrow Funding Limited (Industrials, Transportation Infrastructure, GBP)	5.23	2-15-2023	1,250,000	2,186,046
Heathrow Funding Limited (Industrials, Transportation Infrastructure, GBP)	7.13	2-14-2024	1,900,000	3,598,933
Ineos Finance plc (Financials, Diversified Financial Services, EUR) 144A	4.00	5-1-2023	3,150,000	3,325,343
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP) 144A	3.88	3-1-2023	400,000	581,183
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP)	5.00	2-15-2022	1,000,000	1,588,433
New Look Secured Issuer plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods, GBP) 144A	6.50	7-1-2022	2,600,000	4,012,407
TES Finance plc (Financials, Diversified Financial Services, GBP)	6.75	7-15-2020	1,750,000	2,549,420

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

United Kingdom (continued)
Tesco plc (Consumer Staples, Food & Staples Retailing, GBP)	6.13%	2-24-2022	2,400,000	$3,909,756
Twinkle Pizza plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	6.63	8-1-2021	1,450,000	2,324,358
United Utilities Water plc (Utilities, Water Utilities, GBP)	5.75	3-25-2022	1,200,000	2,171,328
Wagamama Finance plc (Financials, Diversified Financial Services, GBP) 144A	7.88	2-1-2020	450,000	730,487
Wagamama Finance plc (Financials, Diversified Financial Services, GBP)	7.88	2-1-2020	620,000	1,006,449

				47,687,649

United States: 3.73%
Albemarle Corporation (Materials, Chemicals, EUR)	1.88	12-8-2021	3,910,000	4,145,921
Amgen Incorporated (Health Care, Biotechnology, EUR)	4.00	9-13-2029	3,500,000	5,508,312
Discovery Communications Company (Consumer Discretionary, Media, EUR)	1.90	3-19-2027	4,800,000	4,649,673
Morgan Stanley (Financials, Capital Markets, EUR)	1.75	1-30-2025	5,750,000	6,252,109
Priceline Group Incorporated (Consumer Discretionary, Internet & Catalog Retail, EUR)	1.80	3-3-2027	1,970,000	1,959,190
Priceline Group Incorporated (Consumer Discretionary, Internet & Catalog Retail, EUR)	2.38	9-23-2024	5,659,000	6,276,003
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.25	2-17-2026	5,864,000	7,228,419
Walgreens Boots Alliance Incorporated (Consumer Staples, Food & Staples Retailing, EUR)	3.60	11-20-2025	2,250,000	3,380,087

				39,399,714

Total Foreign Corporate Bonds and Notes (Cost $222,341,526)				198,451,524

Foreign Government Bonds @: 62.02%
Australian Government Bond Series 138 (AUD)	3.25	4-21-2029	37,125,000	27,418,952
Australian Government Bond Series 146 (AUD)	1.75	11-21-2020	23,050,000	16,181,359
Bonos y Obligaciones del Estado (EUR)	1.40	1-31-2020	26,795,000	30,549,093
Bonos y Obligaciones del Estado 144A (EUR)	2.15	10-31-2025	22,465,000	25,755,674
Brazil (BRL)	10.00	1-1-2017	32,620,000	7,995,830
Brazil (BRL)	10.00	1-1-2019	116,150,000	26,035,676
Brazil (BRL)	10.00	1-1-2025	83,740,000	15,889,503
Canada 144A (CAD)	2.90	6-15-2024	20,900,000	17,177,767
Colombia (COP)	7.00	5-4-2022	8,100,000,000	2,733,972
Colombia (COP)	7.75	4-14-2021	1,630,000,000	572,526
France (EUR)	1.00	11-25-2025	3,745,000	4,164,256
Hungary (HUF)	6.75	11-24-2017	462,450,000	1,821,170
Indonesia (IDR)	7.88	4-15-2019	48,400,000,000	3,437,629
Indonesia (IDR)	10.00	7-15-2017	17,700,000,000	1,322,492
Italy Buoni Poliennali del Tesoro (EUR)	2.50	12-1-2024	5,400,000	6,461,853
Korea (KRW)	3.00	9-10-2024	28,650,000,000	26,969,877
Korea (KRW)	3.13	3-10-2019	25,530,000,000	23,425,233
Malaysia (MYR)	3.66	10-15-2020	7,650,000	1,775,438
Malaysia (MYR)	3.96	9-15-2025	46,700,000	10,708,606
Malaysia (MYR)	4.18	7-15-2024	6,400,000	1,491,212
Malaysia (MYR)	4.50	4-15-2030	17,950,000	4,228,362
Mexico (MXN)	4.75	6-14-2018	775,400,000	47,306,779
Mexico (MXN)	10.00	12-5-2024	47,450,000	3,677,049

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Bond Fund	Portfolio of investments—October 31, 2015

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
New Zealand (NZD)	4.50%	4-15-2027	68,330,000	$51,432,509
Poland (PLN)	1.50	4-25-2020	10,800,000	2,732,030
Poland (PLN)	3.25	7-25-2025	10,625,000	2,887,706
Poland (PLN)	4.00	10-25-2023	156,200,000	44,604,319
Province of British Columbia (AUD)	4.25	11-27-2024	14,090,000	10,733,868
Province of Ontario (AUD)	6.25	9-29-2020	13,230,000	10,829,317
Queensland Treasury (AUD)	5.75	7-22-2024	26,855,000	23,067,837
Republic of South Africa (ZAR)	7.75	2-28-2023	275,781,000	19,569,112
Republic of South Africa (ZAR)	8.00	12-21-2018	160,925,000	11,818,493
Romania (RON)	5.75	4-29-2020	34,700,000	9,845,690
Romania (RON)	5.85	4-26-2023	7,810,000	2,280,579
Singapore (SGD)	2.88	9-1-2030	11,600,000	8,425,795
Singapore (SGD)	3.00	9-1-2024	51,555,000	38,586,207
State of New South Wales Australia (AUD)	5.00	8-20-2024	31,136,000	25,929,689
Thailand (THB)	3.25	6-16-2017	40,507,000	1,170,377
Thailand (THB)	3.85	12-12-2025	40,000,000	1,242,952
Turkey (TRY)	9.00	3-8-2017	5,019,000	1,699,168
United Kingdom Gilt (GBP)	2.00	9-7-2025	18,900,000	29,353,874
United Kingdom Gilt (GBP)	2.75	9-7-2024	25,525,000	42,334,479
United Kingdom Gilt (GBP)	4.75	12-7-2030	4,850,000	9,874,156

Total Foreign Government Bonds (Cost $725,921,627)				655,518,465

U.S. Treasury Securities: 7.99%
U.S. Treasury Note	2.00	8-15-2025	$47,650,000	47,038,555
U.S. Treasury Note	1.50	1-31-2022	25,300,000	24,833,519
U.S. Treasury Note	1.38	2-28-2019	12,525,000	12,610,621

Total U.S. Treasury Securities (Cost $84,624,308)				84,482,695

Yankee Corporate Bonds and Notes: 4.93%

Bermuda: 0.27%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75	2-16-2021	525,000	581,952
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	5.00	10-19-2025	2,050,000	2,246,587

				2,828,539

Cayman Islands: 0.58%
HPHT Finance Limited (Financials, Diversified Financial Services) 144A	2.88	3-17-2020	1,650,000	1,650,391
International Petroleum Investment Company Limited (Energy, Oil, Gas & Consumable Fuels)	5.00	11-15-2020	2,950,000	3,296,625
UPCB Finance IV Limited (Financials, Diversified Financial Services) 144A	5.38	1-15-2025	1,200,000	1,201,500

				6,148,516

Israel: 0.32%
B Communications Limited (Telecommunication Services, Diversified Telecommunication Services) 144A	7.38	2-15-2021	3,162,000	3,430,770

Luxembourg: 0.47%
Actavis Funding SCS (Health Care, Pharmaceuticals)	3.45	3-15-2022	5,000,000	4,968,870

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Netherlands: 1.88%
ABN AMRO Bank NV (Financials, Banks) 144A	2.45%	6-4-2020	$5,275,000	$5,278,814
Fiat Chrysler Automobiles (Consumer Discretionary, Automobiles)	5.25	4-15-2023	2,150,000	2,150,000
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	3,200,000	3,646,176
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	2,950,000	3,142,222
Siemens Financieringsmaatschappij NV (Industrials, Electrical Equipment) 144A	2.90	5-27-2022	5,600,000	5,661,051

				19,878,263

Switzerland: 0.23%
Credit Suisse Group Funding Limited (Financials, Diversified Financial Services) 144A	3.80	9-15-2022	2,400,000	2,422,486

Turkey: 0.04%
Anadolu Efes (Consumer Staples, Beverages)	3.38	11-1-2022	425,000	371,165

United Kingdom: 1.14%
British Sky Broadcasting Group plc (Consumer Discretionary, Media) 144A	3.13	11-26-2022	1,362,000	1,332,520
British Sky Broadcasting Group plc (Consumer Discretionary, Media) 144A	3.75	9-16-2024	4,100,000	4,087,809
Imperial Tobacco Finance Company plc (Consumer Staples, Tobacco) 144A	3.75	7-21-2022	5,350,000	5,416,966
Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles) 144A	3.50	3-15-2020	1,200,000	1,186,500

				12,023,795

Total Yankee Corporate Bonds and Notes (Cost $50,915,693)				52,072,404

	Yield		Shares
Short-Term Investments: 1.28%

Investment Companies: 1.28%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16		13,510,109	13,510,109

Total Short-Term Investments (Cost $13,510,109)				13,510,109

Total investments in securities (Cost $1,130,028,614) *	98.02%	1,036,017,098
Other assets and liabilities, net	1.98	20,972,937

Total net assets	100.00%	$1,056,990,035

@	Foreign bond principal is denominated in the local currency of the issuer.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

*	Cost for federal income tax purposes is $1,131,288,985 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,855,776
Gross unrealized losses	(100,127,663)

Net unrealized losses	$(95,271,887)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Bond Fund	Statement of assets and liabilities—October 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $1,116,518,505)	$1,022,506,989
In affiliated securities, at value (cost $13,510,109)	13,510,109

Total investments, at value (cost $1,130,028,614)	1,036,017,098
Foreign currency, at value (cost $14,351,047)	14,314,085
Receivable for investments sold	2,360,582
Receivable for Fund shares sold	3,264,879
Receivable for interest	11,735,017
Unrealized gains on forward foreign currency contracts	11,600,520
Prepaid expenses and other assets	56,409

Total assets	1,079,348,590

Liabilities
Payable for investments purchased	1,640,259
Payable for Fund shares redeemed	1,182,983
Unrealized losses on forward foreign currency contracts	18,700,982
Management fee payable	493,198
Distribution fees payable	5,007
Administration fees payable	85,869
Accrued expenses and other liabilities	250,257

Total liabilities	22,358,555

Total net assets	$1,056,990,035

NET ASSETS CONSIST OF
Paid-in capital	$1,194,821,755
Overdistributed net investment income	(48,221,909)
Accumulated net realized gains on investments	11,765,435
Net unrealized losses on investments	(101,375,246)

Total net assets	$1,056,990,035

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$79,727,346
Shares outstanding – Class A1	8,187,027
Net asset value per share – Class A	$9.74
Maximum offering price per share – Class A2	$10.20
Net assets – Class B	$402,849
Shares outstanding – Class B1	41,644
Net asset value per share – Class B	$9.67
Net assets – Class C	$6,894,668
Shares outstanding – Class C1	719,615
Net asset value per share – Class C	$9.58
Net assets – Class R6	$13,152,036
Shares outstanding – Class R6[1]	1,341,995
Net asset value per share – Class R6	$9.80
Net assets – Administrator Class	$266,849,183
Shares outstanding – Administrator Class[1]	27,376,146
Net asset value per share – Administrator Class	$9.75
Net assets – Institutional Class	$689,963,953
Shares outstanding – Institutional Class[1]	70,506,481
Net asset value per share – Institutional Class	$9.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2015	Wells Fargo International Bond Fund	15

Investment income
Interest (net of foreign interest withholding taxes of $289,910)	$49,115,686
Securities lending income, net	65,132
Income from affiliated securities	19,471

Total investment income	49,200,289

Expenses
Management fee	6,962,399
Administration fees
Class A	154,374
Class B	936
Class C	14,271
Class R6	3,030
Administrator Class	307,448
Institutional Class	619,487
Shareholder servicing fees
Class A	241,210
Class B	1,407
Class C	22,298
Administrator Class	765,262
Distribution fees
Class B	4,388
Class C	66,894
Custody and accounting fees	441,778
Professional fees	55,312
Registration fees	89,654
Shareholder report expenses	144,643
Trustees’ fees and expenses	12,770
Other fees and expenses	30,395

Total expenses	9,937,956
Less: Fee waivers and/or expense reimbursements	(675,670)

Net expenses	9,262,286

Net investment income	39,938,003

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(119,914,620)
Forward foreign currency contract transactions	16,037,918

Net realized losses on investments	(103,876,702)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(58,530,596)
Forward foreign currency contract transactions	1,726,564

Net change in unrealized gains (losses) on investments	(56,804,032)

Net realized and unrealized gains (losses) on investments	(160,680,734)

Net decrease in net assets resulting from operations	$(120,742,731)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Bond Fund	Statement of changes in net assets

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$39,938,003		$51,017,278
Net realized losses on investments		(103,876,702)		(19,851,675)
Net change in unrealized gains (losses) on investments		(56,804,032)		(23,841,553)

Net increase (decrease) in net assets resulting from operations		(120,742,731)		7,324,050

Distributions to shareholders from
Net investment income
Class A		(423,572)		(1,131,543)
Class B		0		(3,281)
Class C		0		(58,435)
Class R6		(48,140)		(51,175)
Administrator Class		(1,661,619)		(4,290,193)
Institutional Class		(4,268,266)		(13,007,391)
Net realized gains
Class A		(287,937)		(3,719,413)
Class B		(2,272)		(57,769)
Class C		(31,156)		(526,829)
Class R6		(18,411)		(83,684)
Administrator Class		(1,004,296)		(11,543,115)
Institutional Class		(2,298,056)		(36,033,594)

Total distributions to shareholders		(10,043,725)		(70,506,422)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,376,785	44,490,295	2,749,646	30,368,557
Class B	2	19	891	9,492
Class C	29,172	297,439	72,519	795,278
Class R6	1,089,162	11,067,245	408,110	4,564,894
Administrator Class	7,459,622	76,084,803	10,060,042	111,082,502
Institutional Class	21,605,888	222,681,252	17,799,377	196,135,780

		354,621,053		342,956,503

Reinvestment of distributions
Class A	66,631	705,372	437,747	4,731,956
Class B	185	1,968	5,011	53,798
Class C	2,403	25,233	43,996	468,648
Class R6	6,273	66,551	12,385	134,859
Administrator Class	250,106	2,645,484	1,432,764	15,504,058
Institutional Class	440,841	4,675,573	3,278,437	35,575,623

		8,120,181		56,468,942

Payment for shares redeemed
Class A	(5,719,183)	(57,542,516)	(3,778,957)	(41,860,001)
Class B	(41,312)	(422,819)	(100,427)	(1,099,942)
Class C	(395,376)	(3,980,181)	(471,593)	(5,113,839)
Class R6	(279,791)	(2,789,621)	(108,372)	(1,209,097)
Administrator Class	(13,481,584)	(136,684,425)	(7,924,711)	(87,207,416)
Institutional Class	(28,068,413)	(285,845,548)	(42,834,796)	(471,768,358)

		(487,265,110)		(608,258,653)

Net decrease in net assets resulting from capital share transactions		(124,523,876)		(208,833,208)

Total decrease in net assets		(255,310,332)		(272,015,580)

Net assets
Beginning of period		1,312,300,367		1,584,315,947

End of period		$1,056,990,035		$1,312,300,367

Undistributed (overdistributed) net investment income		$(48,221,909)		$2,633,136

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.84	$11.32	$11.83	$11.85	$12.23
Net investment income	0.31 [1]	0.37 [1]	0.36 [1]	0.33 [1]	0.39 [1]
Net realized and unrealized gains (losses) on investments	(1.33)	(0.34)	(0.73)	0.08	(0.18)

Total from investment operations	(1.02)	0.03	(0.37)	0.41	0.21
Distributions to shareholders from
Net investment income	(0.05)	(0.12)	(0.02)	(0.29)	(0.51)
Net realized gains	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.08)	(0.51)	(0.14)	(0.43)	(0.59)
Net asset value, end of period	$9.74	$10.84	$11.32	$11.83	$11.85
Total return[2]	(9.50)%	0.26%	(3.18)%	3.66%	1.93%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.05%	1.05%	1.04%	1.02%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.02%
Net investment income	3.07%	3.29%	2.93%	2.88%	3.26%
Supplemental data
Portfolio turnover rate	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$79,727	$102,624	$113,846	$139,600	$286,577

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.81	$11.27	$11.85	$11.88	$12.25
Net investment income	0.24 [1]	0.29 [1]	0.27 [1]	0.24 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(1.35)	(0.34)	(0.73)	0.09	(0.19)

Total from investment operations	(1.11)	(0.05)	(0.46)	0.33	0.12
Distributions to shareholders from
Net investment income	0.00	(0.02)	0.00	(0.22)	(0.41)
Net realized gains	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.03)	(0.41)	(0.12)	(0.36)	(0.49)
Net asset value, end of period	$9.67	$10.81	$11.27	$11.85	$11.88
Total return[2]	(10.29)%	(0.44)%	(3.90)%	2.90%	1.15%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.78%	1.80%	1.79%	1.77%
Net expenses	1.77%	1.77%	1.78%	1.78%	1.77%
Net investment income	2.33%	2.57%	2.13%	2.12%	2.53%
Supplemental data
Portfolio turnover rate	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$403	$895	$1,998	$4,008	$6,925

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.70	$11.19	$11.76	$11.81	$12.20
Net investment income	0.23 [1]	0.28 [1]	0.26 [1]	0.24 [1]	0.31 [1]
Net realized and unrealized gains (losses) on investments	(1.32)	(0.34)	(0.71)	0.08	(0.19)

Total from investment operations	(1.09)	(0.06)	(0.45)	0.32	0.12
Distributions to shareholders from
Net investment income	0.00	(0.04)	(0.00)[2]	(0.23)	(0.43)
Net realized gains	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.03)	(0.43)	(0.12)	(0.37)	(0.51)
Net asset value, end of period	$9.58	$10.70	$11.19	$11.76	$11.81
Total return[3]	(10.21)%	(0.52)%	(3.84)%	2.86%	1.11%
Ratios to average net assets (annualized)
Gross expenses	1.81%	1.80%	1.80%	1.79%	1.77%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.77%
Net investment income	2.33%	2.54%	2.15%	2.12%	2.50%
Supplemental data
Portfolio turnover rate	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$6,895	$11,597	$16,097	$23,448	$27,861

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005 per share.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$10.88	$11.36	$11.80
Net investment income	0.35 [2]	0.42 [2]	0.39 [2]
Net realized and unrealized gains (losses) on investments	(1.34)	(0.35)	(0.69)

Total from investment operations	(0.99)	0.07	(0.30)
Distributions to shareholders from
Net investment income	(0.06)	(0.16)	(0.02)
Net realized gains	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	(0.09)	(0.55)	(0.14)
Net asset value, end of period	$9.80	$10.88	$11.36
Total return[3]	(9.18)%	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.67%	0.68%
Net expenses	0.65%	0.65%	0.65%
Net investment income	3.46%	3.64%	3.70%
Supplemental data
Portfolio turnover rate	136%	103%	129%
Net assets, end of period (000s omitted)	$13,152	$5,729	$2,433

[1]	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.84	$11.32	$11.81	$11.83	$12.23
Net investment income	0.33 [1]	0.39 [1]	0.36 [1]	0.35 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	(1.34)	(0.34)	(0.71)	0.08	(0.16)

Total from investment operations	(1.01)	0.05	(0.35)	0.43	0.22
Distributions to shareholders from
Net investment income	(0.05)	(0.14)	(0.02)	(0.31)	(0.54)
Net realized gains	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.08)	(0.53)	(0.14)	(0.45)	(0.62)
Net asset value, end of period	$9.75	$10.84	$11.32	$11.81	$11.83
Total return	(9.36)%	0.43%	(2.98)%	3.89%	2.03%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.99%	0.99%	0.97%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	3.26%	3.47%	3.15%	3.04%	3.21%
Supplemental data
Portfolio turnover rate	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$266,849	$359,383	$334,778	$294,330	$170,836

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.87	$11.35	$11.82	$11.84	$12.23
Net investment income	0.35 [1]	0.41 [1]	0.37	0.36	0.44
Net realized and unrealized gains (losses) on investments	(1.34)	(0.35)	(0.70)	0.09	(0.20)

Total from investment operations	(0.99)	0.06	(0.33)	0.45	0.24
Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.02)	(0.33)	(0.55)
Net realized gains	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.09)	(0.54)	(0.14)	(0.47)	(0.63)
Net asset value, end of period	$9.79	$10.87	$11.35	$11.82	$11.84
Total return	(9.20)%	0.55%	(2.78)%	3.99%	2.19%
Ratios to average net assets (annualized)
Gross expenses	0.73%	0.72%	0.72%	0.71%	0.69%
Net expenses	0.70%	0.70%	0.70%	0.71%	0.69%
Net investment income	3.41%	3.62%	3.26%	3.19%	3.60%
Supplemental data
Portfolio turnover rate	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$689,964	$832,072	$1,115,163	$1,270,164	$1,228,793

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

24	Wells Fargo International Bond Fund	Notes to financial statements

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo International Bond Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and net operating losses. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(23,589,277)	$(84,391,451)	$107,980,728

As of October 31, 2015, the Fund had a qualified late-year ordinary loss of $47,186,120 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo International Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$31,981,901	$0	$31,981,901

Foreign corporate bonds and notes	0	198,451,524	0	198,451,524

Foreign government bonds	0	655,518,465	0	655,518,465

U.S. Treasury securities	84,482,695	0	0	84,482,695

Yankee corporate bonds and notes	0	52,072,404	0	52,072,404

Short-term investments
Investment companies	13,510,109	0	0	13,510,109
	97,992,804	938,024,294	0	1,036,017,098

Forward foreign currency contracts	0	11,600,520	0	11,600,520
Total assets	$97,992,804	$949,624,814	$0	$1,047,617,618
Liabilities

Forward foreign currency contracts	$0	$18,700,982	$0	$18,700,982
Total liabilities	$0	$18,700,982	$0	$18,700,982

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.55% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.58% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo International Bond Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 29, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2015, Funds Distributor received $1,948 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2015 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$187,277,756	$1,401,900,814	$102,829,321	$1,568,037,531

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

28	Wells Fargo International Bond Fund	Notes to financial statements

At October 31, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized gains (losses)
11-12-2015	State Street Bank	4,113,150,000	JPY	$34,087,957	$34,423,669	$(335,712)
11-12-2015	State Street Bank	19,670,000,000	JPY	163,016,206	157,905,722	5,110,484
11-12-2015	State Street Bank	1,860,000,000	JPY	15,414,852	15,539,120	(124,268)
11-12-2015	State Street Bank	8,150,000,000	JPY	67,543,573	67,827,925	(284,352)
11-12-2015	State Street Bank	1,055,000,000	JPY	8,743,370	8,863,111	(119,741)
11-12-2015	State Street Bank	12,250,000	MYR	2,848,941	3,143,040	(294,099)
11-24-2015	State Street Bank	10,740,000	BRL	2,766,262	2,737,910	28,352
11-24-2015	State Street Bank	49,125,000	THB	1,380,104	1,360,426	19,678
11-30-2015	State Street Bank	138,135,000	ZAR	9,935,247	10,234,944	(299,697)
11-30-2015	State Street Bank	231,565,000	ZAR	16,655,124	17,506,525	(851,401)
12-7-2015	State Street Bank	13,540,000	CAD	10,352,641	10,490,895	(138,254)
12-11-2015	State Street Bank	2,505,000	TRY	849,504	812,271	37,233
12-16-2015	State Street Bank	20,650,000	EUR	22,723,289	23,150,509	(427,220)
12-16-2015	State Street Bank	9,300,000	EUR	10,233,733	10,393,141	(159,408)
12-16-2015	State Street Bank	14,400,000	EUR	15,845,780	16,366,594	(520,814)
12-16-2015	State Street Bank	288,300,000	EUR	317,245,726	326,767,581	(9,521,855)
12-17-2015	State Street Bank	10,250,000	AUD	7,293,005	7,345,991	(52,986)
1-22-2016	State Street Bank	4,800,000,000	KRW	4,199,549	4,229,448	(29,899)

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2015	In exchange for		U.S. value at October 31, 2015	Unrealized gains
1-22-2016	State Street Bank	9,280,000,000	JPY	$77,024,371	68,352,599	EUR	$75,278,508	$1,745,863

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized gains (losses)
11-10-2015	State Street Bank	1,295,000,000	COP	$446,685	$441,377	$(5,308)
11-12-2015	State Street Bank	1,450,000,000	JPY	12,016,955	12,014,889	(2,066)
11-12-2015	State Street Bank	6,000,000	MYR	1,395,400	1,440,576	45,176
11-23-2015	State Street Bank	68,200,000	BRL	17,572,451	19,078,524	1,506,073
11-23-2015	State Street Bank	93,000,000	BRL	23,962,433	25,567,010	1,604,577
11-24-2015	State Street Bank	5,600,000	BRL	1,442,371	1,363,526	(78,845)
11-24-2015	State Street Bank	6,750,000,000	IDR	490,226	466,966	(23,260)
11-24-2015	State Street Bank	5,140,000	BRL	1,323,891	1,250,152	(73,739)
11-30-2015	State Street Bank	204,700,000	ZAR	14,722,881	14,805,727	82,846
11-30-2015	State Street Bank	165,000,000	ZAR	11,867,491	12,459,601	592,110
12-7-2015	State Street Bank	36,000,000	CAD	27,525,487	27,169,299	(356,188)
12-9-2015	State Street Bank	538,500,000	HUF	1,904,406	1,911,957	7,551
12-11-2015	State Street Bank	1,220,000	TRY	413,731	394,360	(19,371)
12-11-2015	State Street Bank	22,000,000	GBP	33,908,694	33,826,342	(82,352)
12-11-2015	State Street Bank	20,225,000	GBP	31,172,879	30,967,044	(205,835)
12-14-2015	State Street Bank	77,000,000	NZD	51,983,139	48,118,840	(3,864,299)
12-17-2015	State Street Bank	221,300,000	AUD	157,457,748	156,871,050	(586,698)

Notes to financial statements	Wells Fargo International Bond Fund	29

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized gains (losses)
1-15-2016	State Street Bank	51,300,000	SGD	$36,531,089	$36,546,921	$15,832
1-15-2016	State Street Bank	14,525,000	SGD	10,343,354	10,486,539	143,185
1-22-2016	State Street Bank	62,400,000,000	KRW	54,594,131	55,198,769	604,638
1-22-2016	State Street Bank	40,535,000	MYR	9,387,144	9,416,671	29,527
1-22-2016	State Street Bank	22,645,000	MYR	5,244,156	5,271,551	27,395
1-28-2016	State Street Bank	177,200,000	PLN	45,750,402	45,592,619	(157,783)
1-29-2016	State Street Bank	598,875,000	MXN	36,035,097	35,949,565	(85,532)

The Fund had average contract amounts of $721,056,475 and $586,207,170 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$11,600,520*	$(11,600,520)	$0	$0

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$18,700,982**	$(11,600,520)	$0	$7,100,462

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $2,568 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

30	Wells Fargo International Bond Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2014 and 2015 were as follows:

	Year ended October 31,
	2015	2014
Ordinary income	$10,043,689	$21,238,755
Long-term capital gain	36	49,267,667

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized losses	Late-year ordinary losses deferred
$5,967,222	$(96,598,262)	$(47,186,120)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On December 11, 2015, the Fund declared distributions from long-term capital gains to shareholders of record on December 10, 2015. The per share amounts payable on December 14, 2015 were as follows:

Long-term capital gains
Class A	$0.05733
Class B	0.05733
Class C	0.05733
Class R6	0.05733
Administrator Class	0.05733
Institutional Class	0.05733

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo International Bond Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Bond Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

32	Wells Fargo International Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $36 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2015.

For the fiscal year ended October 31, 2015, $2,655,660 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2015, $3,642,092 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Bond Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo International Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo International Bond Fund	35

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage International Bond Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

36	Wells Fargo International Bond Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch Global Broad Market ex US Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe for all periods. The Board took note of the explanations for the relative underperformance, including an explanation of currency exposure and other detractors from Fund performance, and of outperformance relative to the benchmark for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo International Bond Fund	37

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo International Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238501 12-15 A235/AR235 10-15

Annual Report

October 31, 2015

Wells Fargo Strategic Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery.

The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Income Fund for the 12-month period that ended October 31, 2015. The period was marked by continued low global interest rates and sluggish economic recovery in developed markets. However, the expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate, combined with signs of further quantitative easing from other central banks, depressed the prices of international assets for U.S. dollar–based investors.

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery. For example, the U.S. unemployment rate eased from 5.8% at the beginning of the reporting period (November 2014) to 5.0% at the end (October 2015). Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

As the period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the FOMC would soon raise its key federal funds rate. The FOMC remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The FOMC’s decision caused some uncertainty, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future, as the eurozone continued to grapple with sluggish growth. The eurozone reported annualized gross domestic product growth of 1.6% in the second quarter of 2015, which was the highest annualized growth for the past eight quarters. Yet while the unemployment rate improved, it remained stubbornly above 10%. The ECB thus maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Other major central banks, such as the People’s Bank of China and the Bank of Japan, also remained in easing mode in response to sluggish growth in their respective economies. The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies.

Slow but persistent international growth supported risk-based assets, but the stronger dollar depressed the returns of international investments.

In developed markets, the persistent modest-growth, low-inflation environment provided a favorable backdrop for sovereign bonds, investment-grade corporate bonds, and high-yield debt. The main sour note was struck in energy- and commodity-related subsectors of the high-yield bond universe. Persistent low prices for oil, natural gas, and industrial metals such as copper put pressure on highly leveraged energy and metals and mining companies and led to increasing defaults in commodity-related sectors. The Barclays U.S. Aggregate Bond Index,1 which

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Strategic Income Fund	3

comprises investment-grade debt, ended the period with a 1.96% gain. By contrast, the Barclays U.S. Corporate High Yield Bond Index,2 a proxy for the high-yield bond market, lost 1.94% over the 12-month period.

The continued strength of the U.S. dollar versus other currencies provided a potent headwind to international bonds for U.S. dollar–based investors. Partly as a result, the BofA Merrill Lynch Global Broad Market ex U.S. Index3 lost 6.68% during the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

Notice to shareholders

Effective December 15, 2015, changes in pricing for the Wells Fargo Strategic Income Fund lowered the sales charges for some investors in Class A shares of the Fund and reduced the maximum purchase amount for Class C shares of the Fund. Please see the Fund’s current prospectus for additional details.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Barclays U.S. Corporate High Yield Bond Index is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[3]	The BofA Merrill Lynch Global Broad Market ex U.S. Index tracks the performance of investment-grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized, and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

4	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisers, LLC

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA

David Germany, Ph.D

Niklas Nordenfelt, CFA

Tony Norris

Margaret D. Patel

Alex Perrin

Thomas M. Price, CFA

Scott M. Smith, CFA

Noah Wise, CFA

Average annual total returns (%) as of October 31, 2015

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	(7.99)	(2.12)	(3.64)	(0.47)	1.49	0.91
Class C (WSICX )	1-31-2013	(5.28)	(1.23)	(4.35)	(1.23)	2.24	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	(3.51)	(0.31)	1.43	0.76
Institutional Class (WSINX)	1-31-2013	–	–	(3.28)	(0.17)	1.16	0.61
Barclays U.S. Universal Bond Index[3]	–	–	–	1.67	2.16	–	–
BofA Merrill Lynch 3 Month U.S. Dollar LIBOR Constant Maturity Index[4]	–	–	–	0.26	0.26	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through Feburary 29, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	The BofA Merrill Lynch 3 Month U.S. Dollar LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) returned -3.64% during the 12-month period that ended October 31, 2015. The Fund has a flexible fixed-income strategy that seeks to invest in the best relative-value opportunities. However, it underperformed short-term investments, which benefited from strong demand for highly liquid assets, and also underperformed the Barclays U.S. Universal Bond Index.

■	An allocation to local-currency emerging sovereign debt was a significant detractor. Allocations to several emerging markets currencies detracted as well, although it helped results that this exposure was reduced during the 12-month period.

■	Our decision to reduce the Fund’s duration limited its interest-rate exposure, but precluded the Fund from benefiting from a decline in U.S. interest rates.

Ten largest holdings (%) as of October 31, 2015[6]
Poland, 4.00%, 10-25-2023	2.54
Mexico, 4.75%, 6-14-2018	2.51
Indonesia, 7.88%, 4-15-2019	2.49
ACAS CLO Limited Trust Series 2015-1A Class B, 2.42%, 4-18-2027	2.46
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D, 4.68%, 4-15-2047	2.18
First Data Corporation, 3.70%, 9-24-2018	1.76
Spin Holdco Incorporated, 4.25%, 11-14-2019	1.56
Dell Equipment Finance Trust Series 2014-1 Class D, 2.68%, 6-22-2020	1.53
Brazil, 10.00%, 1-1-2019	1.48
Level 3 Financing Incorporated, 4.00%, 8-1-2019	1.47

The U.S. economy grew while emerging markets countries struggled.

The economic environment was characterized by continued although unspectacular U.S. growth and European growth stabilizing. Emerging markets, however, continued to struggle in the face of low commodity prices and a slowdown in China. Indeed, a sharp rise in fears associated with rising debt in some emerging countries and a possible bursting of a debt-fueled bubble in China caused markets to price in an increased risk of a global recession in the third quarter, with sharp falls in global equity markets, rising volatility, and a jump in credit spreads. Returns on local-currency emerging markets debt were especially weak, reflecting the sharp decline in many of those currencies versus the U.S. dollar.

Taken together, these stresses were the largest detractors from performance. For much of the reporting period, the Fund benefited from our decision to underweight exposure to emerging markets currencies either by hedging some or all currency exposures or by reducing the allocation to emerging markets bonds below levels we typically would hold. Even so, the Fund remained exposed to some degree to the drop in emerging markets currencies. Meanwhile, the credit-oriented part of the Fund experienced losses when credit spreads widened in the third quarter. Finally, the decision to hedge most U.S. interest-rate exposure meant that the portfolio did not benefit from the decline in U.S. rates when other markets came under pressure.

Portfolio allocation as of October 31, 2015[7]

The Fund’s strategy focused on protecting against interest-rate risk, finding credit opportunities that represented relative value, and benefiting from a stronger dollar.

To protect against rising interest rates, the Fund’s duration was 0.9 years at the end of the reporting period. The Fund’s largest sector allocations were to corporate credit (both investment-grade and high yield), bank loans, and local currency emerging markets bonds. About one-half of the emerging markets currency exposure was hedged back into U.S. dollars and about 40% of the high-yield bonds were in short-term securities. Emerging markets bond exposure was reduced several times during the period as we increased the Fund’s allocation to U.S. credit. While we originally focused

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	7

on adding high-yield bonds, we shifted to adding higher-credit quality in recent months. Indeed, given the rally in high yield this October, we have been shifting exposure toward the investment-grade area, in both corporate credit and commercial mortgage-backed securities.

We see value in credit and will wait for longer-run emerging markets opportunities.

Going forward, we expect the U.S. economy to continue to grow at a modest pace, which we believe will be supportive of credit at current spreads. To be sure, China has slowed, but this slowdown occurred at the beginning of 2015 and recent data suggests that the economy has stabilized. Similarly, while we are mindful of the high level of debt in the Chinese private sector and with local governments, the central government’s balance sheet is still in good shape, enabling it to finance expansionary policy, if desired, and to alleviate debt pressures elsewhere in the economy. For this reason, we felt strongly that the sell-off in the third quarter was excessive, as indicated by the recovery in both high yield and emerging markets debt in October. Similarly, the combination of high interest rates and low currency values in many emerging markets currencies indicates longer-run opportunities in that area. However, we plan to wait until there is further evidence of these markets stabilizing before lifting any more currency hedges.

Please see footnotes on page 5.

8	Wells Fargo Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$964.10	$4.46	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class C
Actual	$1,000.00	$959.87	$8.15	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$964.21	$3.71	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$965.15	$2.97	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 1.53%
Dell Equipment Finance Trust Series 2014-1 Class D 144A	2.68%	6-22-2020	$300,000	$300,684

Total Asset-Backed Securities (Cost $299,953)				300,684

Corporate Bonds and Notes: 37.31%

Consumer Discretionary: 6.37%

Automobiles: 1.30%
Ford Motor Company	7.45	7-16-2031	200,000	256,906

Hotels, Restaurants & Leisure: 1.41%
CCM Merger Incorporated 144A	9.13	5-1-2019	70,000	74,200
Greektown Holdings LLC 144A	8.88	3-15-2019	200,000	203,000

				277,200

Household Durables: 1.78%
DR Horton Incorporated	4.75	5-15-2017	175,000	181,125
Pulte Group Incorporated	7.63	10-15-2017	155,000	168,950

				350,075

Media: 0.57%
CCO Holdings LLC	5.13	2-15-2023	15,000	15,038
CCO Holdings LLC 144A	5.13	5-1-2023	5,000	5,025
CCO Holdings LLC 144A	5.38	5-1-2025	5,000	4,950
CCO Holdings LLC 144A	5.88	5-1-2027	5,000	5,000
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	5,000	4,800
Gray Television Incorporated	7.50	10-1-2020	75,000	78,278

				113,091

Specialty Retail: 1.31%
Century Intermediate Holding Company (PIK at 10.50%) ¥(i)144A	9.75	2-15-2019	5,000	5,169
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	51,625
Sally Holdings Incorporated	6.88	11-15-2019	180,000	186,300
Sonic Automotive Incorporated	5.00	5-15-2023	15,000	14,588

				257,682

Consumer Staples: 0.82%

Beverages: 0.82%
Constellation Brands Incorporated	7.25	9-1-2016	155,000	161,781

Energy: 7.46%

Energy Equipment & Services: 2.92%
Bristow Group Incorporated	6.25	10-15-2022	150,000	130,494
Era Group Incorporated	7.75	12-15-2022	130,000	120,250
Forum Energy Technologies Incorporated	6.25	10-1-2021	5,000	4,188
NGPL PipeCo LLC 144A	7.12	12-15-2017	75,000	69,375
NGPL PipeCo LLC 144A	7.77	12-15-2037	95,000	77,900
PHI Incorporated	5.25	3-15-2019	85,000	75,225
Targa Resources Partners 144A	5.00	1-15-2018	100,000	98,500

				575,932

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Strategic Income Fund	Portfolio of investments—October 31, 2015

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 4.54%
Buckeye Partners LP	4.35%	10-15-2024	$100,000	$91,707
CSI Compressco LP	7.25	8-15-2022	30,000	24,900
Energy Transfer Partners LP	4.05	3-15-2025	200,000	176,050
Exterran Partners LP	6.00	4-1-2021	50,000	43,250
Northern Tier Energy LLC	7.13	11-15-2020	25,000	25,438
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	50,000	50,563
Sabine Pass LNG LP	6.50	11-1-2020	100,000	100,750
Sabine Pass LNG LP	7.50	11-30-2016	150,000	154,781
Suburban Propane Partners LP	5.50	6-1-2024	15,000	14,550
TC Pipelines LP	4.38	3-13-2025	100,000	94,183
Ultra Petroleum Corporation 144A	6.13	10-1-2024	30,000	16,800
WPX Energy Incorporated	5.25	1-15-2017	100,000	101,000

				893,972

Financials: 11.11%

Banks: 1.55%
CIT Group Incorporated	4.25	8-15-2017	165,000	168,713
JPMorgan Chase & Company ±	6.00	12-31-2049	135,000	136,958

				305,671

Capital Markets: 2.49%
Goldman Sachs Group Incorporated	4.25	10-21-2025	200,000	200,928
Jefferies Finance LLC 144A	6.88	4-15-2022	55,000	51,700
Jefferies Finance LLC 144A	7.38	4-1-2020	25,000	24,500
Morgan Stanley	4.10	5-22-2023	210,000	213,457

				490,585

Consumer Finance: 2.31%
Navient Corporation	6.00	1-25-2017	150,000	153,930
Navient Corporation	8.00	3-25-2020	30,000	31,800
SLM Corporation	6.13	3-25-2024	30,000	27,075
Springleaf Finance Corporation	5.25	12-15-2019	200,000	199,000
Springleaf Finance Corporation	8.25	10-1-2023	40,000	43,900

				455,705

Insurance: 1.18%
Fairfax US Incorporated 144A	4.88	8-13-2024	200,000	197,585
Hub Holdings LLC (PIK at 8.88%) ¥144A	8.13	7-15-2019	35,000	34,038

				231,623

REITs: 3.58%
American Tower Corporation	3.50	1-31-2023	200,000	193,845
Digital Delta Holdings LLC 144A	4.75	10-1-2025	170,000	172,432
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	85,000	89,250
Iron Mountain Incorporated	6.00	8-15-2023	75,000	78,656
Omega Healthcare Investors Incorporated	4.50	1-15-2025	175,000	171,298

				705,481

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.06%

Health Care Providers & Services: 1.06%
MPH Acquisition Holdings LLC 144A	6.63%	4-1-2022	$100,000	$102,000
Tenet Healthcare Corporation	6.25	11-1-2018	100,000	106,500

				208,500

Industrials: 3.49%

Air Freight & Logistics: 1.00%
FedEx Corporation	4.75	11-15-2045	200,000	196,445

Airlines: 0.58%
American Airlines Incorporated	4.38	4-1-2024	113,595	114,163

Commercial Services & Supplies: 0.23%
Covanta Holding Corporation	5.88	3-1-2024	45,000	44,663

Machinery: 0.82%
Case New Holland Industrial Incorporated	7.88	12-1-2017	150,000	161,625

Trading Companies & Distributors: 0.86%
United Rentals North America Incorporated	7.38	5-15-2020	160,000	169,800

Information Technology: 3.66%

Electronic Equipment, Instruments & Components: 0.25%
Zebra Technologies Corporation	7.25	10-15-2022	45,000	48,994

IT Services: 1.16%
Audatex North America Incorporated 144A	6.13	11-1-2023	10,000	10,063
Fidelity National Information Services Incorporated	4.50	10-15-2022	200,000	204,225
First Data Corporation	11.75	8-15-2021	3,000	3,420
SunGard Data Systems Incorporated	6.63	11-1-2019	10,000	10,350

				228,058

Semiconductors & Semiconductor Equipment: 1.02%
KLA-Tencor Corporation	4.13	11-1-2021	200,000	200,897

Software: 0.26%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	15,000	15,866
Boxer Parent Company Incorporated (PIK at 9.75%) ¥144A	9.00	10-15-2019	50,000	35,750

				51,616

Technology Hardware, Storage & Peripherals: 0.97%
NCR Corporation	5.00	7-15-2022	175,000	171,938
NCR Corporation	5.88	12-15-2021	10,000	10,100
NCR Corporation	6.38	12-15-2023	10,000	10,288

				192,326

Telecommunication Services: 2.76%

Diversified Telecommunication Services: 1.52%
GCI Incorporated	6.75	6-1-2021	115,000	119,025
Verizon Communications Incorporated	6.55	9-15-2043	150,000	179,972

				298,997

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Income Fund	Portfolio of investments—October 31, 2015

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services: 1.24%
CC Holdings GS V LLC	3.85%	4-15-2023	$200,000	$197,859
T-Mobile USA Incorporated	6.38	3-1-2025	20,000	20,050
T-Mobile USA Incorporated	6.84	4-28-2023	25,000	25,813

				243,722

Utilities: 0.58%

Independent Power & Renewable Electricity Producers: 0.58%
NSG Holdings LLC 144A	7.75	12-15-2025	103,101	113,926

Total Corporate Bonds and Notes (Cost $7,522,332)				7,349,436

Foreign Government Bonds @: 14.50%
Brazil (BRL)	10.00	1-1-2017	430,000	105,451
Brazil (BRL)	10.00	1-1-2019	1,300,000	291,168
Indonesia (IDR)	7.88	4-15-2019	6,900,000,000	490,075
Mexico (MXN)	4.75	6-14-2018	8,100,000	494,177
Poland (PLN)	4.00	10-25-2023	1,750,000	499,728
Republic of South Africa (ZAR)	7.75	2-28-2023	3,675,000	260,774
Republic of South Africa (ZAR)	8.00	12-21-2018	2,700,000	198,291
Romania (RON)	4.75	6-24-2019	1,000,000	271,198
Romania (RON)	6.00	4-30-2016	970,000	246,542

Total Foreign Government Bonds (Cost $3,433,430)				2,857,404

Loans: 19.99%

Consumer Discretionary: 5.88%

Auto Components: 0.76%
Allison Transmission Incorporated ±	3.50	8-23-2019	150,708	150,754

Distributors: 1.56%
Spin Holdco Incorporated ±	4.25	11-14-2019	311,066	307,047

Hotels, Restaurants & Leisure: 0.52%
Belmond Interfin Limited ±	4.00	3-21-2021	103,425	102,218

Media: 1.05%
Learfield Communications Incorporated ±	4.50	10-9-2020	152,745	152,363
Salem Communications Corporation ±	4.50	3-16-2020	27,400	26,989
TWCC Holdings Corporation ±	5.75	2-11-2020	27,283	27,286

				206,638

Multiline Retail: 0.20%
New Albertson’s Incorporated ±	4.75	6-27-2021	39,600	39,328

Specialty Retail: 1.79%
Focus Brands Incorporated ±	4.25	2-21-2018	158,220	157,824
Pep Boys-Manny, Moe & Jack ±	4.25	10-11-2018	194,500	194,136

				351,960

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Energy: 0.09%

Energy Equipment & Services: 0.09%
ExGen Renewables I LLC ±	5.25%	2-14-2021	$17,203	$17,246

Financials: 0.88%

Diversified Financial Services: 0.25%
TMFS Holdings LLC ±	5.50	7-30-2021	49,500	49,129

Real Estate Management & Development: 0.63%
Capital Automotive LP ±	4.00	4-10-2019	124,916	125,041

Health Care: 1.41%

Health Care Providers & Services: 0.60%
Community Health Systems Incorporated ±	4.00	1-27-2021	69,611	69,379
Surgery Center Holdings Incorporated ±	5.25	11-3-2020	49,625	49,336

				118,715

Pharmaceuticals: 0.81%
Valeant Pharmaceuticals International Incorporated ±	3.75	12-11-2019	170,559	159,073

Industrials: 2.99%

Commercial Services & Supplies: 1.44%
Interactive Data Corporation ±	4.75	5-2-2021	148,125	148,063
KAR Auction Services Incorporated ±	3.50	3-11-2021	135,629	135,629

				283,692

Construction & Engineering: 0.17%
USIC Holdings Incorporated ±	4.00	7-10-2020	34,447	33,873

Transportation Infrastructure: 1.38%
HGIM Corporation ±	5.50	6-18-2020	216,166	140,238
OSG Bulk Ships Incorporated ±	5.25	8-5-2019	14,813	14,637
OSG International Incorporated ±	5.75	8-5-2019	118,500	117,611

				272,486

Information Technology: 4.11%

Internet Software & Services: 0.87%
Applied Systems Incorporated ±	4.25	1-25-2021	98,513	97,682
Vertafore Incorporated ±	4.25	10-3-2019	73,340	73,248

				170,930

IT Services: 1.76%
First Data Corporation ±	3.70	9-24-2018	350,000	347,375

Semiconductors & Semiconductor Equipment: 0.13%
Freescale Semiconductor Incorporated ±	4.25	3-1-2020	24,811	24,782

Technology Hardware, Storage & Peripherals: 1.35%
Dell Incorporated ±	4.00	4-29-2020	265,908	265,759

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Income Fund	Portfolio of investments—October 31, 2015

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 3.76%

Diversified Telecommunication Services: 2.65%
Intelsat Jackson Holdings SA ±	3.75%	6-30-2019	$240,332	$232,608
Level 3 Financing Incorporated ±	4.00	8-1-2019	288,205	288,865

				521,473

Wireless Telecommunication Services: 1.11%
Syniverse Holdings Incorporated ±	4.00	4-23-2019	242,380	219,051

Utilities : 0.87%

Electric Utilities: 0.87%
Green Energy Partners ±	6.50	11-13-2021	45,000	43,425
Texas Competitive Electric Holdings Company LLC ±(s)	4.66	10-10-2016	400,000	127,832

				171,257

Total Loans (Cost $4,343,077)				3,937,827

Municipal Obligations: 2.70%

Idaho: 0.46%
Idaho Housing & Finance Association Legacy Public Charter School (Education Revenue)	7.00	5-1-2017	90,000	89,924

Illinois: 0.98%
Chicago IL Refunding Taxable Project Series E (GO Revenue)	6.05	1-1-2029	200,000	192,664

Texas: 1.26%
North Texas Tollway Authority Build America Bonds Sub Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	210,000	249,335

Total Municipal Obligations (Cost $546,927)				531,923

Non-Agency Mortgage-Backed Securities: 6.88%
ACAS CLO Limited Trust Series 2015-1A Class B ±144A	2.42	4-18-2027	500,000	485,387
BB-UBS Trust Series 2012-TFT Class C ±144A	3.47	6-5-2030	150,000	144,213
GS Mortgage Securities Trust Series 2014-GC24 Class D ±144A	4.53	9-10-2047	325,000	269,826
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D ±144A	4.68	4-15-2047	493,000	429,495
Morgan Stanley Capital I Trust Series 2007-HQ11 Class AM ±	5.48	2-12-2044	25,000	25,994

Total Non-Agency Mortgage-Backed Securities (Cost $1,422,894)				1,354,915

Yankee Corporate Bonds and Notes: 4.98%

Consumer Discretionary: 0.26%

Automobiles: 0.26%
Jaguar Land Rover Automotive plc 144A	4.13	12-15-2018	50,000	51,250

Energy: 0.42%

Energy Equipment & Services: 0.42%
Ensco plc	5.20	3-15-2025	100,000	83,549

Financials: 1.21%

Banks: 1.21%
BPCE SA 144A	5.15	7-21-2024	230,000	237,446

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 1.59%

Pharmaceuticals: 1.59%
Actavis Funding SCS	3.80%	3-15-2025	$150,000	$148,703
Mallinckrodt International Finance SA	3.50	4-15-2018	170,000	164,688

				313,391

Information Technology: 0.80%

Technology Hardware, Storage & Peripherals: 0.80%
Seagate Technology HDD Holdings	4.75	1-1-2025	175,000	157,234

Telecommunication Services: 0.70%

Diversified Telecommunication Services: 0.70%
Intelsat Jackson Holdings SA	5.50	8-1-2023	100,000	83,000
Intelsat Luxembourg SA	8.13	6-1-2023	85,000	50,363
Virgin Media Finance plc 144A	5.38	4-15-2021	4,500	4,725

				138,088

Total Yankee Corporate Bonds and Notes (Cost $1,070,429)				980,958

	Yield		Shares

Short-Term Investments: 10.46%

Investment Companies: 9.39%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16		1,849,610	1,849,610

			Principal

U.S. Treasury Securities: 1.07%
U.S. Treasury Bill #(z)	0.05	12-17-2015	$210,000	209,993

Total Short-Term Investments (Cost $2,059,595)				2,059,603

Total investments in securities (Cost $20,698,637) *	98.35%	19,372,750
Other assets and liabilities, net	1.65	325,831

Total net assets	100.00%	$19,698,581

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

@	Foreign bond principal is denominated in the local currency of the issuer.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $20,717,781 and unrealized gains (losses) consists of:

Gross unrealized gains	$68,607
Gross unrealized losses	(1,413,638)

Net unrealized losses	$(1,345,031)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Income Fund	Statement of assets and liabilities—October 31, 2015

Assets
Investments
In unaffiliated securities, at value (cost $18,849,027)	$17,523,140
In affiliated securities, at value (cost $1,849,610)	1,849,610

Total investments, at value (cost $20,698,637)	19,372,750
Cash	64,205
Segregated cash	60,937
Foreign currency, at value (cost $18,141)	18,114
Receivable for investments sold	668
Receivable for interest	205,907
Receivable for daily variation margin on open futures contracts	8,477
Unrealized gains on credit default swap transactions	1,436
Premiums paid on credit default swap transactions	29,950
Receivable from manager	15,292
Prepaid expenses and other assets	19,249

Total assets	19,796,985

Liabilities
Unrealized losses on forward foreign currency contracts	44,898
Payable for daily variation margin on open futures contracts	6,084
Distribution fee payable	461
Administration fees payable	1,465
Trustees’ fees and expenses payable	4,844
Professional fees payable	40,652

Total liabilities	98,404

Total net assets	$19,698,581

NET ASSETS CONSIST OF
Paid-in capital	$22,200,172
Undistributed net investment income	44,882
Accumulated net realized losses on investments	(1,234,417)
Net unrealized losses on investments	(1,312,056)

Total net assets	$19,698,581

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$927,510
Shares outstanding – Class A1	101,564
Net asset value per share – Class A	$9.13
Maximum offering price per share – Class A2	$9.56
Net assets – Class C	$710,899
Shares outstanding – Class C1	78,158
Net asset value per share – Class C	$9.10
Net assets – Administrator Class	$495,956
Shares outstanding – Administrator Class[1]	54,116
Net asset value per share – Administrator Class	$9.16
Net assets – Institutional Class	$17,564,216
Shares outstanding – Institutional Class[1]	1,920,921
Net asset value per share – Institutional Class	$9.14

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2015	Wells Fargo Strategic Income Fund	17

Investment income
Interest (net of foreign withholding taxes of $2,760)	$1,523,963
Income from affiliated securities	2,341
Securities lending income, net	352

Total investment income	1,526,656

Expenses
Management fee	172,383
Administration fees
Class A	1,481
Class C	1,184
Administrator Class	522
Institutional Class	24,518
Shareholder servicing fees
Class A	2,314
Class C	1,850
Administrator Class	1,305
Distribution fee
Class C	5,549
Custody and accounting fees	33,480
Professional fees	51,018
Registration fees	60,961
Shareholder report expenses	15,165
Trustees’ fees and expenses	24,839
Other fees and expenses	9,087

Total expenses	405,656
Less: Fee waivers and/or expense reimbursements	(196,175)

Net expenses	209,481

Net investment income	1,317,175

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(1,424,645)
Futures transactions	(614,950)
Forward foreign currency contract transactions	740,294
Credit default swap transactions	2,320

Net realized losses on investments	(1,296,981)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(606,214)
Futures transactions	169,920
Forward foreign currency contract transactions	(231,831)
Credit default swap transactions	1,436

Net change in unrealized gains (losses) on investments	(666,689)

Net realized and unrealized gains (losses) on investments	(1,963,670)

Net decrease in net assets resulting from operations	$(646,495)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Income Fund	Statement of changes in net assets

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$1,317,175		$1,331,266
Net realized losses on investments		(1,296,981)		(982,908)
Net change in unrealized gains (losses) on investments		(666,689)		537,097

Net increase (decrease) in net assets resulting from operations		(646,495)		885,455

Distributions to shareholders from
Net investment income
Class A		(21,334)		(15,762)
Class C		(14,917)		(13,400)
Administrator Class		(12,399)		(13,793)
Institutional Class		(935,496)		(852,736)
Tax basis return of capital
Class A		(2,416)		0
Class C		(1,689)		0
Administrator Class		(1,404)		0
Institutional Class		(105,941)		0

Total distributions to shareholders		(1,095,596)		(895,691)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	44,768	426,513	22,517	217,023
Class C	5,907	55,667	46,130	444,536
Administrator Class	0	0	4,115	40,000
Institutional Class	190,379	1,736,500	1,475,076	14,500,000

		2,218,680		15,201,559

Reinvestment of distributions
Class A	2,260	21,553	1,619	15,592
Class C	1,740	16,606	1,394	13,400
Administrator Class	1,443	13,803	1,431	13,793
Institutional Class	109,213	1,041,437	88,370	852,736

		1,093,399		895,521

Payment for shares redeemed
Class A	(18,900)	(178,898)	(4,382)	(42,882)
Class C	(15,520)	(148,738)	(15,103)	(147,854)
Administrator Class	(4,192)	(39,990)	0	0
Institutional Class	(2,358,709)	(22,270,242)	0	0

		(22,637,868)		(190,736)

Net increase (decrease) in net assets resulting from capital share transactions		(19,325,789)		15,906,344

Total increase (decrease) in net assets		(21,067,880)		15,896,108

Net assets
Beginning of period		40,766,461		24,870,353

End of period		$19,698,581		$40,766,461

Undistributed net investment income		$44,882		$164,697

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013[1]
Net asset value, beginning of period	$9.72	$9.66	$10.00
Net investment income	0.34	0.37	0.27
Net realized and unrealized gains (losses) on investments	(0.69)	(0.05)	(0.36)

Total from investment operations	(0.35)	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.22)	(0.26)	(0.25)
Tax basis return of capital	(0.02)	0.00	0.00

Total distributions to shareholders	(0.24)	(0.26)	(0.25)
Net asset value, end of period	$9.13	$9.72	$9.66
Total return[2]	(3.64)%	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.63%	1.51%	1.85%
Net expenses	0.90%	0.90%	0.90%
Net investment income	3.77%	4.02%	3.76%
Supplemental data
Portfolio turnover rate	53%	51%	39%
Net assets, end of period (000s omitted)	$928	$714	$518

[1]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013[1]
Net asset value, beginning of period	$9.71	$9.65	$10.00
Net investment income	0.28	0.31	0.21
Net realized and unrealized gains (losses) on investments	(0.68)	(0.06)	(0.37)

Total from investment operations	(0.40)	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.19)
Tax basis return of capital	(0.02)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$9.10	$9.71	$9.65
Total return[2]	(4.35)%	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.37%	2.25%	2.60%
Net expenses	1.65%	1.65%	1.65%
Net investment income	3.02%	3.25%	3.01%
Supplemental data
Portfolio turnover rate	53%	51%	39%
Net assets, end of period (000s omitted)	$711	$835	$518

[1]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013[1]
Net asset value, beginning of period	$9.74	$9.66	$10.00
Net investment income	0.37	0.39	0.28
Net realized and unrealized gains (losses) on investments	(0.70)	(0.05)	(0.37)

Total from investment operations	(0.33)	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.22)	(0.26)	(0.25)
Tax basis return of capital	(0.03)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$9.16	$9.74	$9.66
Total return[2]	(3.51)%	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.46%	1.79%
Net expenses	0.75%	0.75%	0.75%
Net investment income	3.92%	4.18%	3.90%
Supplemental data
Portfolio turnover rate	53%	51%	39%
Net assets, end of period (000s omitted)	$496	$554	$496

[1]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013[1]
Net asset value, beginning of period	$9.71	$9.66	$10.00
Net investment income	0.40	0.41 [2]	0.29
Net realized and unrealized gains (losses) on investments	(0.71)	(0.07)	(0.36)

Total from investment operations	(0.31)	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.23)	(0.29)	(0.27)
Tax basis return of capital	(0.03)	0.00	0.00

Total distributions to shareholders	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.14	$9.71	$9.66
Total return[3]	(3.28)%	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.14%	1.52%
Net expenses	0.60%	0.60%	0.60%
Net investment income	4.04%	4.25%	4.05%
Supplemental data
Portfolio turnover rate	53%	51%	39%
Net assets, end of period (000s omitted)	$17,564	$38,664	$23,338

[1]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Strategic Income Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Non-listed swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

24	Wells Fargo Strategic Income Fund	Notes to financial statements

withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Notes to financial statements	Wells Fargo Strategic Income Fund	25

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful

26	Wells Fargo Strategic Income Fund	Notes to financial statements

based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and swaps. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(452,844)	$452,844

As of October 31, 2015, the Fund had capital loss carryforwards which consist of $497,909 in short-term capital losses and $656,818 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Strategic Income Fund	27

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$300,684	$0	$300,684

Corporate bonds and notes	0	7,349,436	0	7,349,436

Foreign government bonds	0	2,857,404	0	2,857,404

Loans	0	3,695,779	242,048	3,937,827

Municipal obligations	0	531,923	0	531,923

Non-agency mortgage-backed securities	0	1,354,915	0	1,354,915

Yankee corporate bonds and notes	0	980,958	0	980,958

Short-term investments
Investment companies	1,849,610	0	0	1,849,610
U.S. Treasury securities	209,993	0	0	209,993
	2,059,603	17,071,099	242,048	19,372,750
Credit default swap contracts	0	31,386	0	31,386
Futures contracts	8,477	0	0	8,477
Total assets	$2,068,080	$17,102,485	$242,048	$19,412,613
Liabilities

Forward foreign currency contracts	$0	$44,898	$0	$44,898

Futures contracts	6,084	0	0	6,084
Total liabilities	$6,084	$44,898	$0	$50,982

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due from the Fund at that date. Swap contracts consists of unrealized gains and premiums paid on swap contracts, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of October 31, 2014	$1,127,246
Accrued discounts (premiums)	(328)
Realized gains (losses)	658
Change in unrealized gains (losses)	6,588
Purchases	60,175
Sales	(519,737)
Transfers into Level 3	63,765
Transfers out of Level 3	(496,319)
Balance as of October 31, 2015	$242,048
Change in unrealized gains (losses) relating to securities still held at October 31, 2015	$(1,864)

28	Wells Fargo Strategic Income Fund	Notes to financial statements

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.525% and declining to 0.405% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.475% and declined to 0.375% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 29, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to financial statements	Wells Fargo Strategic Income Fund	29

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2015, Funds Distributor received $29 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2015 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$228,167	$15,748,263	$227,134	$33,719,095

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into futures contracts to manage duration exposure.

At October 31, 2015, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at October 31, 2015	Unrealized gains (losses)
12-21-2015	JPMorgan	65 Short	10-Year U.S. Treasury Notes	$8,299,688	$63,752
12-21-2015	JPMorgan	1 Short	U.S. Treasury Bonds	156,438	(2,064)
12-31-2015	JPMorgan	14 Long	5-Year U.S. Treasury Notes	1,676,828	(4,027)

The Fund had an average notional amount of $1,410,978 in long futures contracts and $15,066,258 in short futures contracts during the year ended October 31, 2015.

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive	U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized losses
11-5-2015	State Street Bank	2,000,000 MXN	$121,073	$121,419	$(346)
11-5-2015	State Street Bank	6,375,000 ZAR	460,499	470,708	(10,209)

30	Wells Fargo Strategic Income Fund	Notes to financial statements

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized losses
11-5-2015	State Street Bank	2,000,000	PLN	$517,518	$516,328	$(1,190)
11-5-2015	State Street Bank	1,570,000	BRL	406,982	388,325	(18,657)
11-5-2015	State Street Bank	6,375,000	ZAR	460,499	458,468	(2,031)
11-5-2015	State Street Bank	8,240,000	MXN	498,820	487,646	(11,174)
11-23-2015	State Street Bank	1,650,000	BRL	425,140	423,849	(1,291)

The Fund had average contract amounts of $1,063,731 and $6,412,336 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At October 31, 2015, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference index	Notional amount	Fixed payments made	Value	Premiums paid	Unrealized gains
6-6-2020	JPMorgan	Markit CDX North America High Yield Index	$495,000	5.00%	$31,386	$29,950	$1,436

The Fund had an average notional balance on credit default swaps of $138,329 during the year ended October 31, 2015.

The Fund’s credit default swap transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions. As of October 31, 2015, the Fund had segregated $60,937 as cash collateral for outstanding credit default swap transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2015 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate contracts	Receivable for daily variation margin on open futures contracts	$8,477	*	Payable for daily variation margin on open futures contracts	$6,084	*
Forward foreign currency contracts	Unrealized gains on forward foreign currency contracts	0		Unrealized losses on forward foreign currency contracts	44,898
Credit contracts	Unrealized gains and premiums paid on credit default swap transactions	31,386		Unrealized losses and premiums received on credit default swap transactions	0
		$39,863			$50,982

*	Only the current day’s variation margin as of October 31, 2015 is reported separately on the Statement of Assets and Liabilities.

Notes to financial statements	Wells Fargo Strategic Income Fund	31

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Credit default swaps
Interest rate contracts	$(614,950)	$0	$0
Forward foreign currency contracts	0	740,294	0
Credit contracts	0	0	2,320
	$(614,950)	$740,294	$2,320

	Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Credit default swaps
Interest rate contracts	$169,920	$0	$0
Forward foreign currency contracts	0	(231,831)	0
Credit contracts	0	0	1,436
	$169,920	$(231,831)	$1,436

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Credit default swaps	JPMorgan	$31,386*	$0	$0	$31,386
Futures - variation margin	JPMorgan	8,477	(6,084)	0	2,393
*	The value of swap contracts consists of unrealized gains and premiums paid on swap contracts as reflected on the Statement of Assets and Liabilities.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$6,084	$(6,084)	$0	$0
Forward foreign currency contracts	State Street Bank	44,898**	0	0	44,898
**	Amount represents net unrealized losses.

32	Wells Fargo Strategic Income Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $71 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	Year ended October 31,
	2015	2014
Ordinary income	$984,146	$893,748
Long-term capital gain	0	1,943
Tax basis return of capital	111,450	0

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(1,346,864)	$(1,154,727)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Strategic Income Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 31, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Strategic Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from January 31, 2013 (commencement of operations) to October 31, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

34	Wells Fargo Strategic Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal year ended October 31, 2015, $805,681 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Strategic Income Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA ® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

36	Wells Fargo Strategic Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Strategic Income Fund	37

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Strategic Income Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; (iii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iv) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The sub-advisory agreements with WellsCap and FIA (the “Sub-Advisers” are collectively referred to as the Sub-Advisory Agreements, and the Advisory Agreement, the Management Agreement, and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each of the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

38	Wells Fargo Strategic Income Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund through the period ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted the limited operating history of the Fund, which commenced operations in 2013. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for the one-year period under review and for the first quarter 2015. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays U.S. Universal Bond Index, for the one-year period under review and for the first quarter 2015. The Board also noted that the Fund experienced a portfolio manager change in 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Strategic Income Fund	39

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Advisers from providing services to the fund family as a whole, noting that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the WellsCap, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each of the Sub-Advisory Agreements for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

40	Wells Fargo Strategic Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238504 12-15 A263/AR263 10-15

Annual Report

October 31, 2015

Wells Fargo Asia Pacific Fund

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The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery.

Other major central banks, including the European Central Bank and the Bank of Japan, also maintained easy monetary policy in order to support their respective economies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asia Pacific Fund for the 12-month period that ended October 31, 2015. The period was marked by continued low global interest rates and sluggish economic recoveries in developed markets. However, the expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate, combined with signs of further quantitative easing from other central banks, depressed the prices of international assets for U.S. dollar-based investors.

The Fed showed signs of raising its key rate, but other central banks continued to maintain an easy monetary policy.

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery. For example, the U.S. unemployment rate eased from 5.8% at the beginning of the reporting period (November 2014) to 5.0% at the end (October 2015). Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

As the period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the FOMC would soon raise its key federal funds rate. The FOMC remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The FOMC’s decision caused some uncertainty, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016.

In contrast, the People’s Bank of China (PBOC) continued to take several steps to support the slowing Chinese economy. In October 2015, the PBOC cut its benchmark one-year lending and deposit rates for the sixth time since November 2014 and trimmed the percentage of deposits that large banks need to hold as reserves for the fourth time. The moves were aimed at supporting the economy by encouraging lending. The PBOC’s actions tended to put pressure on the yuan versus foreign currencies, pressure that was only reinforced when the PBOC officially devalued the currency in August.

Other major central banks, including the European Central Bank and the Bank of Japan, also maintained easy monetary policy in order to support their respective economies. The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies, including most emerging markets currencies.

The year was a difficult one for emerging markets investing, marked by slower growth in China and a stronger dollar that depressed the returns of international assets.

Emerging markets faced a number of internal and external headwinds during the past 12 months. Internal factors included not only an economic slowdown in China—with the country’s annual growth rate dipping below 7% for the first time since 2009—but also persistent low prices for oil, natural gas, and industrial metals such as copper. Low oil and commodity prices weakened the economies of commodity producers, including Brazil, which also grappled with a political scandal involving corruption at its state-owned oil firm. Among external factors, global investors continued to worry about the timing of the first rate hike in the U.S. since 2006. The prospect for a U.S. rate hike led to a stronger U.S. dollar; given that many emerging markets have issued U.S. dollar-denominated debt, dollar strength could make it more difficult for emerging countries to repay their creditors.

Letter to shareholders (unaudited)	Wells Fargo Asia Pacific Fund	3

As measured in local currency, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net)1 lost 3.47% for the 12-month period, reflecting the headwinds in emerging markets. However, in U.S. dollar terms—the relevant return for U.S. dollar-based investors—the index declined 14.53% for the reporting period. This difference in returns highlights the dollar’s strength during the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	(6.62)	3.65	5.20	(0.95)	4.89	5.83	1.67	1.61
Class C (WFCAX)	7-31-2007	(2.71)	4.11	5.03	(1.71)	4.11	5.03	2.42	2.36
Administrator Class (WFADX)	7-30-2010	–	–	–	(0.83)	5.11	5.93	1.59	1.41
Institutional Class (WFPIX)	7-30-2010	–	–	–	(0.65)	5.27	6.02	1.34	1.26
MSCI AC Asia Pacific Index (Net)[4]	–	–	–	–	(2.91)	3.36	4.47	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for the Class A shares prior to its inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses has not been included, returns would be higher. Historical performance shown for the Class C shares prior to its inception is based on the performance of the former Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 29, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, and 1.25% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The MSCI AC Asia Pacific Index (Net) consists of the following 12 developed and emerging markets countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI AC Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI AC Asia Pacific Index (Net) , for the 12-month period that ended October 31, 2015.

■	Overall stock selection contributed to relative returns for the period, led by the industrials and financials sectors. Stock selection in consumer staples and telecommunication services detracted from relative returns.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in China/Hong Kong, Taiwan, and the Philippines. Unfavorable stock selection in Japan, India, and Indonesia detracted from relative performance.

The Fund outperformed its benchmark during a volatile market.

During the 12-month period, returns in Asian markets fluctuated according to factors that included fears of slowing Chinese growth, the pace of reforms in India and Indonesia, and concerns about the effect of rising interest rates in the United States. From a sector perspective, holdings in the industrials and financials sectors contributed for the reporting period, but stock selection in the consumer staples and telecommunication services sectors detracted.

In the industrials sector, the Fund benefited from investments in airlines such as Japan Airlines Company, Limited, and Air New Zealand Limited and aerospace companies including AviChina Industry & Technology Company, Limited, and Korea Aerospace Industries, Limited. The banking industry was a key driver in the financials sector, with the Fund benefiting from investments in Bank of China Limited while avoiding Australian banks that underperformed. In the consumer staples sector, the Fund’s investments in the tobacco industry detracted, with notable weakness in Indonesia’s clove cigarette manufacturer PT Gudang Garam Tbk.* In telecommunication services, the Fund experienced declines in several wireless telecommunications holdings, including Japan’s SoftBank Group Corporation.

Ten largest holdings (%) as of October 31, 2015[6]
Resona Holdings Incorporated	2.87
Mitsui Fudosan Company Limited	2.77
Sumitomo Mitsui Trust Holdings Incorporated	2.40
Japan Airlines Company Limited	2.18
China Mobile Limited	1.96
ORIX Corporation	1.91
China Construction Bank H Shares	1.89
Mitsubishi UFJ Financial Group Incorporated	1.83
Industrial & Commercial Bank of China Limited H Shares	1.65
Alibaba Group Holding Limited ADR	1.61

Looking at individual countries, notable areas of success included China/Hong Kong, Australia, and Taiwan. In China/Hong Kong, stock selection in the consumer discretionary and materials sectors was quite strong on a relative basis. The Fund also benefited from an overweight to the country as a whole. In Australia, an average underweight of approximately 9% drove relative outperformance in the worst-performing developed market in the index. In Taiwan, the Fund benefited from positive contributions from holdings in the information technology (IT) and consumer staples sectors. An underweight to Japan coupled with weak stock selection led to relative underperformance in that market. Unfavorable stock selection and portfolio weights also led to relative underperformance in India and Indonesia.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asia Pacific Fund	7

Sector distribution as of October 31, 2015[7]

Country allocation as of October 31, 2015[7]

Our investment outlook on the Asia Pacific region remains positive.

China has entered into an easing cycle, with further reduction in interest rates and reserve requirement ratios and more targeted quantitative measures most likely in store for the rest of the year. We have become more cautious on China following the government’s poor handling of stock market intervention and of the Tianjin explosions. As we do expect China’s stock market volatility to persist, we will exercise caution with regards to A-share and H-share exposure. (China’s A shares are traded on mainland exchanges, while the H shares are traded in Hong Kong.) The inclusion of China’s A shares in MSCI indexes may well be delayed following the controversial market intervention, but that will not deter us from looking for attractively valued, high-return opportunities in the domestic market. We continue to prefer secular growth sectors, companies that benefit from reform of state-owned enterprises, and companies delivering rising profitability on lower commodity and financing costs.

We are underweight South Korea and are monitoring the two main issues of its currency and the state of its IT sector. We will look for sustainable earnings stories in South Korea in order to selectively increase our exposure. The Indian market remained quite resilient despite a sell-off in the rest of emerging Asia. We see some positive signs in India, such as an easing of inflation and increasing tax receipts. The Indonesian market will likely move in line with government policy actions because government reform remains an important theme in the market. In both India and Indonesia, the sustained decline in the oil price is particularly helpful to government budgets as well as to consumption trends.

In Japan, the economic reforms initiated by Prime Minister Shinzō Abe remain a factor in supporting improving corporate attitudes toward reinvestment. Further catalysts in Japan include strong earnings momentum and corporate governance. In the current environment, we favor exposure to services and materials that boost efficiency as well as services that meet the needs of the aging population. We also like companies that stand to benefit from improved consumption, including tourism, and globally competitive companies that can benefit from a weaker yen. We are selective on stocks that provide value-added services with stable cash flow in New Zealand. In Australia, we are sticking with nonexport and noncommodity businesses. Overall, we expect pockets of strong performance led by north Asia, but selectivity in stocks and countries is crucial.

We maintain our view that while all countries face some sort of challenge, some seem to be fundamentally attractive but others seem to have more fundamentally attractive but others have more serious structural problems. We believe that market corrections allow the markets to clear and reset where necessary. This type of market requires close scrutiny of company fundamentals but also can lead to longer-term opportunities.

Please see footnotes on page 5.

8	Wells Fargo Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$887.57	$7.61	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$884.10	$11.16	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$887.88	$6.66	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$888.64	$5.95	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Asia Pacific Fund	9

Security name	Shares	Value

Common Stocks: 95.59%

Australia: 3.49%
AMP Limited (Financials, Insurance)	348,157	$1,412,058
Healthscope Limited (Health Care, Health Care Providers & Services)	681,600	1,304,899
Medibank Private Limited (Financials, Insurance)	511,627	858,328
MYOB Group Limited (Information Technology, Internet Software & Services) †	676,700	1,587,605
Suncorp Group Limited (Financials, Insurance)	69,300	643,766

		5,806,656

China: 19.15%
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	32,000	2,682,560
AviChina Industry & Technology Company Limited H Shares (Industrials, Aerospace & Defense)	975,000	794,579
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	13,060	2,448,358
Bank of China Limited H Shares (Financials, Banks)	1,380,000	650,755
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	1,222,000	967,850
BYD Company Limited H Shares (Consumer Discretionary, Automobiles) †	216,500	1,346,134
China Construction Bank H Shares (Financials, Banks)	4,335,000	3,141,817
China Life Insurance Company Limited H Shares (Financials, Insurance)	228,000	822,187
China Longyuan Power Group Corporation H Shares (Utilities, Independent Power & Renewable Electricity Producers)	1,470,000	1,343,941
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	271,500	3,255,254
China Pacific Insurance H Shares (Financials, Insurance)	204,400	814,206
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	1,624,000	1,170,651
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	666,000	1,010,588
CRRC Corporation Limited H Shares (Industrials, Machinery) «	937,000	1,191,130
Dalian Wanda Commercial Properties Company Limited H Shares (Financials, Real Estate Management & Development) 144A	137,000	914,361
Huaneng Renewables Corporation Limited H Shares (Utilities, Independent Power & Renewable Electricity Producers)	4,424,000	1,373,884
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	4,315,000	2,737,026
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	1,454,000	1,138,342
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	281,000	1,577,323
Zhuzhou CSR Times Electric Company Limited H Shares (Industrials, Electrical Equipment)	132,500	857,731
Zijin Mining Group Company Limited H Shares (Materials, Metals & Mining)	2,778,000	743,176
ZTE Corporation H Shares (Information Technology, Communications Equipment)	345,000	830,792

		31,812,645

Hong Kong: 4.84%
China Everbright International Limited (Industrials, Commercial Services & Supplies)	579,000	932,405
China Gas Holdings Limited (Utilities, Gas Utilities)	844,000	1,343,240
China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	230,000	763,829
China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	696,000	2,247,987
China Overseas Property Holding Limited (Financials, Real Estate Management & Development) †	232,000	39,811
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	1,238,000	777,998
China Unicom Limited (Telecommunication Services, Diversified Telecommunication Services)	530,000	645,904
COSCO Pacific Limited (Industrials, Transportation Infrastructure) (a)	992,241	1,283,668

		8,034,842

India: 7.23%
Astra Microwave Products Limited (Information Technology, Communications Equipment)	315,900	617,500
Bharti Infratel Limited (Telecommunication Services, Wireless Telecommunication Services)	136,500	811,254
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	333,500	1,628,865

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

India (continued)
HDFC Bank Limited (Financials, Banks)	117,100	$1,962,091
Hindalco Industries Limited (Materials, Metals & Mining)	645,200	826,711
Hindustan Zinc Limited (Materials, Metals & Mining)	348,500	836,698
Inox Wind Limited (Industrials, Electrical Equipment) †	157,300	951,542
Larsen & Toubro Limited (Industrials, Construction & Engineering)	33,400	719,840
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	64,300	931,256
Suzlon Energy Limited (Industrials, Electrical Equipment) †	3,504,400	1,313,872
Voltas Limited (Industrials, Construction & Engineering)	326,400	1,409,502

		12,009,131

Indonesia: 4.18%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,330,400	1,018,229
PT Blue Bird Tbk (Industrials, Road & Rail)	2,499,700	1,053,538
PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples, Tobacco)	253,500	1,701,869
PT Indocement Tunggal Prakarsa Tbk (Materials, Construction Materials)	582,800	762,256
PT Siloam International Hospitals Tbk (Health Care, Health Care Providers & Services)	926,300	736,260
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	8,509,800	1,669,517

		6,941,669

Japan: 34.86%
ASICS Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	33,000	911,483
Bridgestone Corporation (Consumer Discretionary, Auto Components)	52,700	1,932,556
FANUC Corporation (Industrials, Machinery)	6,500	1,146,869
FUJIFILM Holdings Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	40,700	1,623,471
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	335,000	1,932,544
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	135,700	1,584,911
Japan Airlines Company Limited (Industrials, Airlines)	96,100	3,620,388
Japan Hotel REIT Investment Corporation (Financials, REITs)	2,000	1,389,113
Japan Post Holdings Company Limited (Financials, Insurance) (a)	60,900	812,537
Japan Rental Housing Investment Incorporated (Financials, REITs)	2,400	1,605,520
Kawasaki Heavy Industries Limited (Industrials, Machinery)	406,000	1,629,598
Kubota Corporation (Industrials, Machinery)	129,000	1,999,687
M3 Incorporated (Health Care, Health Care Technology)	54,400	1,054,388
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	36,700	1,571,355
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	137,000	1,426,819
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	469,400	3,035,859
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	169,000	4,599,106
Nagoya Railroad Company Limited (Industrials, Road & Rail)	504,000	2,082,929
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	55,100	1,073,099
ORIX Corporation (Financials, Diversified Financial Services)	216,800	3,166,097
Otsuka Corporation (Information Technology, IT Services)	23,200	1,121,483
Panasonic Corporation (Consumer Discretionary, Household Durables)	139,700	1,639,064
Resona Holdings Incorporated (Financials, Banks)	900,600	4,765,366
Sekisui House Limited (Consumer Discretionary, Household Durables)	141,700	2,358,797
SoftBank Group Corporation (Telecommunication Services, Wireless Telecommunication Services)	36,800	2,061,827
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Banks)	1,038,000	3,984,412
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	36,900	2,260,657
Tsukui Corporation (Health Care, Health Care Providers & Services)	142,000	1,525,012

		57,914,947

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Asia Pacific Fund	11

Security name	Shares	Value

Malaysia: 1.19%
IHH Healthcare Bhd (Health Care, Health Care Providers & Services)	1,282,600	$1,884,735
Media Prima Berhad (Consumer Discretionary, Media)	283,700	91,793

		1,976,528

New Zealand: 1.26%
Air New Zealand Limited (Industrials, Airlines)	491,200	966,211
SKYCITY Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	415,800	1,127,944

		2,094,155

Philippines: 1.57%
ABS-CBN Holdings Corporation (Consumer Discretionary, Media)	656,550	945,461
Metro Pacific Investments Corporation (Financials, Diversified Financial Services)	15,024,600	1,669,922

		2,615,383

Singapore: 4.20%
City Developments Limited (Financials, Real Estate Management & Development)	131,000	741,370
First Resources Limited (Consumer Staples, Food Products)	649,000	869,379
Mapletree Commercial Trust (Financials, REITs)	1,311,600	1,281,544
Singapore Post Limited (Industrials, Air Freight & Logistics)	880,800	1,188,943
Singapore Technologies Engineering Limited (Industrials, Aerospace & Defense)	322,000	758,947
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	752,800	2,138,895

		6,979,078

South Korea: 6.60%
Hana Financial Group Incorporated (Financials, Banks)	51,790	1,259,480
KB Financial Group Incorporated (Financials, Banks)	39,500	1,251,414
Korea Electric Power Corporation (Utilities, Electric Utilities)	35,190	1,584,414
LG Chem Limited (Materials, Chemicals)	8,900	2,365,986
Macquarie Korea Infrastructure Fund (Financials, Capital Markets)	138,700	973,291
POSCO (Materials, Metals & Mining)	8,200	1,318,649
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	663	795,219
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	6,700	1,418,807

		10,967,260

Taiwan: 6.59%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	718,000	828,898
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	362,598	863,012
CTBC Financial Holding Company Limited (Financials, Banks)	1,430,163	783,524
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	679,350	1,805,752
King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,047,000	668,180
Merida Industry Company Limited (Consumer Discretionary, Leisure Products)	149,000	870,853
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	673,000	889,194
St. Shine Optical Company Limited (Health Care, Health Care Equipment & Supplies)	68,000	1,026,146
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	387,000	1,630,689
United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	2,180,000	795,081
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	761,000	794,082

		10,955,411

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asia Pacific Fund	Portfolio of investments—October 31, 2015

Security name			Shares	Value

Thailand: 0.43%
Major Cineplex Group PCL (Consumer Discretionary, Media)			823,600	$717,835

Total Common Stocks (Cost $158,007,318)				158,825,540

		Expiration date

Participation Notes: 1.29%

China: 1.29%
UBS AG (China Vanke Company Limited Class A) (Financials, Real Estate Management & Development) †		5-4-2018	580,000	1,253,435
UBS AG (Shanghai International Air Company Limited Class A) (Industrials, Transportation Infrastructure) †		8-29-2016	187,382	895,215

Total Participation Notes (Cost $2,134,359)				2,148,650

	Dividend yield
Preferred Stocks: 1.32%

South Korea: 1.32%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals) ±	1.79%		2,100	2,193,407

Total Preferred Stocks (Cost $1,559,325)				2,193,407

	Yield

Short-Term Investments: 1.26%

Investment Companies: 1.26%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14		631,800	631,800
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16		1,464,576	1,464,576

Total Short-Term Investments (Cost $2,096,376)				2,096,376

Total investments in securities (Cost $163,797,378) *	99.46%	165,263,973
Other assets and liabilities, net	0.54	890,019

Total net assets	100.00%	$166,153,992

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $165,189,745 and unrealized gains (losses) consists of:

Gross unrealized gains	$12,884,542
Gross unrealized losses	(12,810,314)

Net unrealized gains	$74,228

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015	Wells Fargo Asia Pacific Fund	13

Assets
Investments
In unaffiliated securities (including $599,632 of securities loaned), at value (cost $161,701,002)	$163,167,597
In affiliated securities, at value (cost $2,096,376)	2,096,376

Total investments, at value (cost $163,797,378)	165,263,973
Foreign currency, at value (cost $1,380,621)	1,378,286
Receivable for investments sold	872,435
Receivable for Fund shares sold	121,412
Receivable for dividends	428,315
Receivable for securities lending income	272
Prepaid expenses and other assets	40,137

Total assets	168,104,830

Liabilities
Payable for investments purchased	833,977
Payable for Fund shares redeemed	229,535
Payable upon receipt of securities loaned	631,800
Management fee payable	119,414
Distribution fee payable	2,262
Administration fees payable	38,287
Accrued expenses and other liabilities	95,563

Total liabilities	1,950,838

Total net assets	$166,153,992

NET ASSETS CONSIST OF
Paid-in capital	$276,317,492
Undistributed net investment income	2,254,942
Accumulated net realized losses on investments	(113,880,721)
Net unrealized gains on investments	1,462,279

Total net assets	$166,153,992

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$137,577,599
Shares outstanding – Class A1	11,540,056
Net asset value per share – Class A	$11.92
Maximum offering price per share – Class A2	$12.65
Net assets – Class C	$3,494,625
Shares outstanding – Class C1	309,475
Net asset value per share – Class C	$11.29
Net assets – Administrator Class	$14,047,571
Shares outstanding – Administrator Class[1]	1,198,483
Net asset value per share – Administrator Class	$11.72
Net assets – Institutional Class	$11,034,197
Shares outstanding – Institutional Class[1]	940,677
Net asset value per share – Institutional Class	$11.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asia Pacific Fund	Statement of operations—year ended October 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $424,584)	$3,973,540
Securities lending income, net	25,736
Income from affiliated securities	6,214

Total investment income	4,005,490

Expenses
Management fee	1,788,721
Administration fees
Class A	25,252
Class C	7,416
Administrator Class	16,677
Institutional Class	3,359
Investor Class	469,824 [1]
Shareholder servicing fees
Class A	27,107
Class C	7,691
Administrator Class	35,400
Investor Class	366,658 [1]
Distribution fee
Class C	23,072
Custody and accounting fees	154,193
Professional fees	67,618
Registration fees	66,125
Shareholder report expenses	49,685
Trustees’ fees and expenses	19,653
Other fees and expenses	26,417

Total expenses	3,154,868
Less: Fee waivers and/or expense reimbursements	(237,211)

Net expenses	2,917,657

Net investment income	1,087,833

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on:
Unaffiliated securities	5,728,892
Forward foreign currency contract transactions	79,885

Net realized gains on investments	5,808,777

Net change in unrealized gains (losses) on investments	(10,236,642)

Net realized and unrealized gains (losses) on investments	(4,427,865)

Net decrease in net assets resulting from operations	$(3,340,032)

[1]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Asia Pacific Fund	15

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$1,087,833		$1,447,027
Net realized gains on investments		5,808,777		14,500,418
Net change in unrealized losses on investments		(10,236,642)		(4,886,948)

Net increase (decrease) in net assets resulting from operations		(3,340,032)		11,060,497

Distributions to shareholders from
Net investment income
Class A		(82,320)		(174,427)
Class C		(18,378)		(39,188)
Administrator Class		(197,300)		(357,092)
Institutional Class		(18,960)		(3,952)
Investor Class		(1,661,776)[1]		(4,117,147)

Total distributions to shareholders		(1,978,734)		(4,691,806)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	11,260,731	136,016,227	213,375	2,569,331
Class C	140,676	1,691,622	91,389	1,033,884
Administrator Class	1,087,437	13,023,913	515,591	6,073,555
Institutional Class	971,690	10,822,354	32,247	390,907
Investor Class	3,572,603 [1]	44,979,487 [1]	2,513,982	29,455,819

		206,533,603		39,523,496

Reinvestment of distributions
Class A	6,243	74,538	14,068	162,768
Class C	1,201	13,666	2,369	26,174
Administrator Class	16,772	196,572	29,465	334,721
Institutional Class	687	8,043	348	3,952
Investor Class	138,610 [1]	1,630,058 [1]	353,802	4,029,801

		1,922,877		4,557,416

Payment for shares redeemed
Class A	(281,262)	(3,389,825)	(417,097)	(4,930,591)
Class C	(42,158)	(493,632)	(61,548)	(667,173)
Administrator Class	(1,069,973)	(12,472,235)	(470,899)	(5,405,459)
Institutional Class	(73,533)	(850,292)	(1,888)	(22,609)
Investor Class	(16,272,754)[1]	(194,126,550)[1]	(4,536,103)	(52,779,516)

		(211,332,534)		(63,805,348)

Net decrease in net assets resulting from capital share transactions		(2,876,054)		(19,724,436)

Total decrease in net assets		(8,194,820)		(13,355,745)

Net assets
Beginning of period		174,348,812		187,704,557

End of period		$166,153,992		$174,348,812

Undistributed net investment income		$2,254,942		$1,079,573

[1]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.18	$11.72	$10.19	$9.30	$10.15
Net investment income	0.04 [1]	0.09 [1]	0.12 [1]	0.10 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.16)	0.67	1.79	0.79	(0.89)

Total from investment operations	(0.12)	0.76	1.91	0.89	(0.81)
Distributions to shareholders from
Net investment income	(0.14)	(0.30)	(0.38)	0.00	(0.04)
Net asset value, end of period	$11.92	$12.18	$11.72	$10.19	$9.30
Total return[2]	(0.95)%	6.61%	19.24%	9.57%	(7.97)%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.71%	1.79%	1.86%	1.73%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net investment income	0.34%	0.80%	1.08%	1.04%	0.83%
Supplemental data
Portfolio turnover rate	113%	113%	187%	163%	196%
Net assets, end of period (000s omitted)	$137,578	$6,755	$8,720	$5,699	$31,000

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.57	$11.15	$9.73	$8.98	$9.96
Net investment income (loss)	(0.00)[1,2]	0.01 [1]	0.05	0.09 [1]	0.01
Net realized and unrealized gains (losses) on investments	(0.20)	0.63	1.69	0.69	(0.86)

Total from investment operations	(0.20)	0.64	1.74	0.78	(0.85)
Distributions to shareholders from
Net investment income	(0.08)	(0.22)	(0.32)	(0.03)	(0.13)
Net asset value, end of period	$11.29	$11.57	$11.15	$9.73	$8.98
Total return[3]	(1.71)%	5.76%	18.44%	8.78%	(8.67)%
Ratios to average net assets (annualized)
Gross expenses	2.46%	2.46%	2.54%	2.62%	2.48%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.35%
Net investment income (loss)	(0.01)%	0.12%	0.37%	0.92%	0.18%
Supplemental data
Portfolio turnover rate	113%	113%	187%	163%	196%
Net assets, end of period (000s omitted)	$3,495	$2,427	$1,980	$1,673	$1,274

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.99	$11.54	$10.04	$9.29	$10.15
Net investment income	0.11 [1]	0.12 [1]	0.14 [1]	0.17	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.21)	0.65	1.77	0.71	(0.89)

Total from investment operations	(0.10)	0.77	1.91	0.88	(0.77)
Distributions to shareholders from
Net investment income	(0.17)	(0.32)	(0.41)	(0.13)	(0.09)
Net asset value, end of period	$11.72	$11.99	$11.54	$10.04	$9.29
Total return	(0.83)%	6.86%	19.57%	9.66%	(7.68)%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.52%	1.61%	1.67%	1.52%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.39%
Net investment income	0.87%	1.04%	1.26%	1.74%	1.14%
Supplemental data
Portfolio turnover rate	113%	113%	187%	163%	196%
Net assets, end of period (000s omitted)	$14,048	$13,956	$12,577	$12,860	$13,959

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.00	$11.55	$10.05	$9.30	$10.15
Net investment income	0.15 [1]	0.14 [1]	0.18 [1]	0.18	0.13
Net realized and unrealized gains (losses) on investments	(0.23)	0.65	1.74	0.71	(0.89)

Total from investment operations	(0.08)	0.79	1.92	0.89	(0.76)
Distributions to shareholders from
Net investment income	(0.19)	(0.34)	(0.42)	(0.14)	(0.09)
Net asset value, end of period	$11.73	$12.00	$11.55	$10.05	$9.30
Total return	(0.65)%	6.99%	19.70%	9.90%	(7.55)%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.27%	1.33%	1.42%	1.29%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.24%
Net investment income	1.27%	1.15%	1.62%	1.86%	1.30%
Supplemental data
Portfolio turnover rate	113%	113%	187%	163%	196%
Net assets, end of period (000s omitted)	$11,034	$502	$129	$12	$11

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asia Pacific Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholder of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

Notes to financial statements	Wells Fargo Asia Pacific Fund	21

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

22	Wells Fargo Asia Pacific Fund	Notes to financial statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions, passive foreign investment companies. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$2,066,270	$(2,066,270)

As of October 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $113,203,545 with $32,386,341 expiring in 2016; and $80,817,204 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Asia Pacific Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Australia	$1,587,605	$4,219,051	$0	$5,806,656
China	5,130,918	26,681,727	0	31,812,645
Hong Kong	39,811	6,711,363	1,283,668	8,034,842
India	0	12,009,131	0	12,009,131
Indonesia	0	6,941,669	0	6,941,669
Japan	0	57,914,947	0	57,914,947
Malaysia	91,793	1,884,735	0	1,976,528
New Zealand	0	2,094,155	0	2,094,155
Philippines	0	2,615,383	0	2,615,383
Singapore	0	6,979,078	0	6,979,078
South Korea	973,291	9,993,969	0	10,967,260
Taiwan	0	10,955,411	0	10,955,411
Thailand	717,835	0	0	717,835

Participation notes
China	0	2,148,650	0	2,148,650

Preferred stocks
South Korea	0	2,193,407	0	2,193,407

Short-term investments
Investment companies	1,464,576	631,800	0	2,096,376
Total assets	$10,005,829	$153,974,476	$1,283,668	$165,263,973

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $86,649,783 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.00% and declining to 0.83% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.95% and declined to 0.80% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

24	Wells Fargo Asia Pacific Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 29, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.40% for Administrator Class shares, 1.25% for Institutional Class shares, and 1.65% for Investor Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2015, Funds Distributor received $16,861 from the sale of Class A shares and $38 in contingent deferred sales charges from redemptions of Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $193,827,023 and $200,450,415, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

Notes to financial statements	Wells Fargo Asia Pacific Fund	25

As of October 31, 2015, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $144,315 and $142,813 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $377 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,978,734 and $4,691,806 of ordinary income for the years ended October 31, 2015 and October 31, 2014, respectively.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,972,272	$67,773	$(113,203,545)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. Funds that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Asia Pacific Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Asia Pacific Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Asia Pacific Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

Other information (unaudited)	Wells Fargo Asia Pacific Fund	27

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $1,978,734 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Asia Pacific Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Asia Pacific Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on
		June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

30	Wells Fargo Asia Pacific Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Asia Pacific Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Asia Pacific Fund	31

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI All Country Asia Pacific Index (Net), for all periods under review except the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase the net operating expense ratio cap for the Administrator Class. In accepting such proposed new net operating expense ratio cap, the Board noted that the Fund’s new net operating expense ratios would still be lower than the median net operating expense ratio of the expense Groups. The Board also discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Investor Class. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

32	Wells Fargo Asia Pacific Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Asia Pacific Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238505 12-15 A236/AR236 10-15

Annual Report

October 31, 2015

Wells Fargo Diversified International Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Signs of encouragement in the eurozone were more than offset by slowing economic growth in China.

The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified International Fund for the 12-month period that ended October 31, 2015. During the period, investors confronted concerns about slowing economic growth in China and a dramatic rise and fall in the country’s equity markets, diverging central bank policies globally, contentious negotiations to refinance Greece’s sovereign debt, low commodity prices, and ongoing currency volatility. These disparate influences tended to obscure improving economic data in the U.S. and several developed European countries.

Low commodity prices and slower global growth overshadowed improved economic data.

In Europe, the eurozone’s largest economies—France, Germany, Italy, and Spain—reported gross domestic product (GDP) growth on an annualized basis for the second quarter of 2015, although results were uneven for smaller, developing economies in the region. While annualized GDP growth slowed in the third quarter in the eurozone overall, it remained positive. Signs of encouragement in the eurozone were more than offset by slowing economic growth in China. China posted third-quarter GDP growth of 6.9%. While that pace might be envied by other developed economies, it is below levels many investors have come to expect from China. Furthermore, the government indicated the full-year growth target of 7% may not be met.

Stocks generally moved higher in April and early May 2015 before events served to discourage equity investors as summer advanced. The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015. At the same time, the value of the U.S. dollar increased relative to other currencies, particularly those in emerging markets. Both conditions concerned investors. Sustained low oil, natural gas, and other commodity prices hampered economies in several emerging markets. Slowed commodity consumption among developed markets also suggested a deceleration of global growth.

Global central bank policies diverge.

After ending its quantitative easing-related bond-buying program toward the end of 2014, the U.S. Federal Reserve (Fed) signaled its intention to increase the federal funds rate. However, concerns about slowing growth, particularly in emerging markets, prompted the Fed to defer an interest-rate increase. Investors globally fell into a holding pattern at times as they tried to anticipate the Fed’s next move. Meanwhile, the Bank of Japan announced in October 2014 significant expansion of its economic stimulus programs to include additional injections of liquidity into the economy through bond purchases. In addition, the Government Pension Investment Fund announced plans to reduce government bond investments and direct those assets to investments in the Japanese stock market. The People’s Bank of China also took initiatives to spur economic growth by cutting interest rates for the sixth time in less than a year in October 2015; lowering bank reserve requirements to encourage lending; and allowing the renminbi to depreciate to support exports and to advance government efforts to transition to a more market-driven economy.

During the summer of 2015, the Hang Seng Index1 in Hong Kong experienced a dramatic decline after a similarly dramatic ascent during late 2014 and early 2015, falling to levels not seen since 2013. Contentious negotiations between Greece and its debtors to refinance the country’s sovereign debt also concerned investors during June 2015. After weeks of stalemated negotiations, the government accepted additional spending reductions in order to secure new loan agreements.

[1]	The Hang Seng Index is a free-float-adjusted market-capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified International Fund	3

Developed European and Asian equity markets, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net)2 returned -0.07% for the 12-month period that ended October 31, 2015.

The effect of slowing growth in China, a stronger U.S. dollar, and stubbornly low prices for oil, natural gas, and other commodities was particularly difficult for many emerging markets economies that rely on commodities as an economic engine. During the period, emerging markets stocks suffered more significantly than international developed markets, earning a return of -14.53%, as measured by the MSCI Emerging Markets Index (Net).3 U.S. investors in international equity markets also often saw the value of their overseas investments reduced upon translation to dollars.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	MSCI Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Josef Lakonishok, Ph.D.

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Dale A. Winner, CFA

Mark L. Yockey, CFA

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	(6.35)	3.81	2.84	(0.66)	5.06	3.46	1.71	1.41
Class B (SILBX)*	9-24-1997	(6.39)	3.92	2.92	(1.39)	4.26	2.92	2.46	2.16
Class C (WFECX)	4-1-1998	(2.44)	4.25	2.70	(1.44)	4.25	2.70	2.46	2.16
Class R (WDIHX)	9-30-2015	–	–	–	(0.86)	4.85	3.29	1.96	1.60
Class R6 (WDIRX)	9-30-2015	–	–	–	(0.46)	5.23	3.66	1.28	0.89
Administrator Class (WFIEK)	11-8-1999	–	–	–	(0.46)	5.23	3.66	1.63	1.25
Institutional Class (WFISX)	8-31-2006	–	–	–	(0.23)	5.41	3.84	1.38	0.99
MSCI EAFE Index (Net)[4]	–	–	–	–	(0.07)	4.81	4.05	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Class R6 would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 29, 2016 (February 28, 2017 for Class R and Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI EAFE Index (Net), for the 12-month period that ended October 31, 2015.

■	Two of the three subadvisors—LSV Asset Management (LSV) and Artisan Partners Limited Partnership (Artisan Partners)—struggled for the reporting period. Value stocks significantly underperformed growth stocks, creating a more challenging investment climate for LSV. Artisan Partners’ investments in China accounted for the majority of its underperformance. Wells Capital Management Incorporated (WellsCap) posted strong relative results for the period.

■	All three teams continued to execute their disciplined investment approaches, and all continued to find what they believed were attractive investment candidates in the current market environment.

During the 12-month reporting period, the MSCI EAFE Index (Net) advanced 9.1% in local-currency terms. However, the effect of an appreciating dollar erased gains for U.S. dollar–based investors, and the index declined 0.07% in U.S. dollar terms.

WellsCap

WellsCap maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The investment team generated positive absolute and relative returns, identifying opportunities in Japan, developed Europe, and Hong Kong/China, with mixed findings across emerging markets.

Some of the best stock performances came from the financial services sector, with ANIMA Holding S.p.A. the top relative contributor. Other notable contributors included China Everbright Limited; Man Group plc; Daiwa House Industry Company, Limited; and Rheinmetall AG. Detractors included Hitachi, Limited; Hana Financial Group Incorporated; Coca-Cola East Japan Company, Limited; QUALCOMM Incorporated; and Eni S.p.A. We exited the Fund’s holding in scandal-ridden Volkswagen AG.

In Europe, opportunities arose based on microeconomic fundamentals and signs of a cyclical economic recovery. We favored companies that are engaged in self-help restructuring through the implementation of operational efficiencies such as careful investment, cost cutting, and portfolio reshaping. Such companies seem set to bolster their profitability and benefit from the additional impetus of structural reforms and continent-wide cyclical recovery. In Italy, targeted reforms, ranging from streamlining the country’s banking system and public bureaucracy to labor market and tax incentives, are further uplifting economic activity and benefiting holdings Prysmian S.p.A. and ANIMA Holding. In Germany, we added to positions in Rheinmetall and initiated holdings in SAP AG.

In Japan, the distinctions between corporate new Japan and old Japan continued to widen. We watched core holdings transform their operating margins from lows of close to 5% three years ago to well over double that magnitude in industry segments ranging from those with rising domestic reflation—such as Mitsubishi UFJ Financial Group, Incorporated, and Mitsui Fudosan Company, Limited—to areas marked by increased innovation, such as Yaskawa Electric Corporation. While the reform program initiated by Prime Minister Shinzō Abe—popularly known as Abenomics—has already demonstrated the force and flexibility of incipient monetary and fiscal accommodation, elements of the more difficult to achieve long-term structural and corporate governance reforms are just beginning to take shape.

This past year’s volatility in global capital markets was no more evident than in the swings in China’s A-share market, coincident with disruptions in energy and metals commodity markets. Our base-case assessment suggests that Chinese officials have several policy levers at their disposal to gradually assist with a more orderly and flexible adjustment. We continued to build positions in undervalued restructuring state-owned enterprises such as China Mobile Limited. We particularly favor the reforming financial services arena, represented by holding China Everbright Limited. We also liked several firms poised to benefit from the nation’s move away from industrial and commodity spending to consumer and discretionary spending, including Dongfeng Motor Group Company, Limited, and Kweichow Moutai Company, Limited.

We retained an underweight to emerging markets equities. Outside of China and South Korea, we find few opportunities in emerging markets and increasing company, country, and currency risks. An underweight to Brazil aided relative results given that market’s weak performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified International Fund	7

Ten largest holdings (%) as of October 31, 2015[6]
Bayer AG	2.16
Baidu Incorporated ADR	1.62
Toyota Motor Corporation	1.60
Mitsubishi UFJ Financial Group Incorporated	1.46
Medtronic plc	1.45
AIA Group Limited	1.18
Rheinmetall AG	1.17
BP plc	1.06
Hitachi Limited	1.06
Novartis AG	1.05

Artisan partners

Artisan Partners invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The reporting period opened on a high note as investors cheered Europe’s new quantitative easing program, though markets continued to grapple with falling commodity prices and deflationary pressures. Later in the period, mounting fears over China’s slowing growth triggered global volatility. The reporting period ended on an optimistic note as investors took solace in accommodative central bank policy in Europe and China.

The Artisan Partners portion of the Fund trailed the MSCI EAFE Index (Net). Stock-specific factors were a main source of underperformance. Chinese internet company Baidu, Incorporated, and German automaker Porsche Automobil Holding SE were notable detractors. Baidu announced a major speculative investment in online-to-offline offerings, such as group buying and movie tickets, which is expected to weigh on margins in the near to medium term. Still, Baidu’s core search business remains strong. Porsche was initially pressured by slowing Chinese end-market demand. Later, shares fell sharply in response to an emissions-cheating scandal involving Volkswagen (of which Porsche is a major shareholder). We fully exited the position in October 2015.

Contributors included health care products company Covidien plc and Irish airline Ryanair Limited.* Covidien was acquired by Medtronic PLC (a current portfolio holding), unlocking substantial synergies. Ryanair’s differentiated growth strategy targeting high-frequency, short-haul routes across Europe proved successful, yielding steadily increasing monthly passenger growth and market-share gains.

As always, our portfolio positioning was the residual of our bottom-up investment process and a strategy that has remained consistent for the past 20 years. Looking forward, we would not be surprised to see heightened volatility as markets digest China’s new normal growth rate. Because China is a major commodity importer, the potential for further downward pressure on commodity-price-dependent countries and companies is likely, in our view. These are areas we’ve typically steered clear of, and now is no exception. Instead, we continue to do what we’ve always done: seek what we believe are high-quality companies with sustainable competitive advantages exposed to longer-term areas of secular growth.

Sector distribution as of October 31, 2015[7]

LSV

LSV seeks to add value through a quantitative selection process that favors deep-value stocks.

The LSV portion of the Fund underperformed the MSCI EAFE Index (Net) over the past 12 months, largely because of exposure to emerging markets and our deep- value bias.

Some of the best-performing sectors in the period included consumer staples and health care, as investors favored defensive stocks. We had difficulty finding cheap stocks in these sectors, and as a result, the portfolio was underweight relative to the benchmark. This positioning had a negative impact on performance, as did an overweight to energy stocks, particularly early in the period. Stock selection was mixed, with good selection in the financials and industrials sectors. However, this was offset by poor selection in the utilities and consumer discretionary sectors. Notable contributors in the period included NTT DOCOMO, Incorporated, in the telecommunication services sector; GS Retail Company, Limited,* and Delhaize Group SA in the consumer staples sector; industrials holding

*	This security was not held in the Fund at the end of the reporting period.

Please see footnotes on page 5.

8	Wells Fargo Diversified International Fund	Performance highlights (unaudited)

Thales SA; and underweights to HSBC Holdings plc and BHP Billiton Limited. Detractors included Westjet Airlines Limited, Tata Motors Limited, Lend Lease Corporation Limited, Arrium Limited, and Banco do Brasil S.A.

The most significant changes in sector exposure over the past year were a decrease in the portfolio’s allocation to energy stocks and an increase in the exposure to consumer discretionary stocks. The LSV portion of the Fund is overweight financials and materials stocks and underweight consumer staples and health care. We believe that valuations in the LSV portion of the Fund remain attractive.

Country allocation as of October 31, 2015[7]

Please see footnotes on page 5.

Fund expenses (unaudited)	Wells Fargo Diversified International Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$917.32	$6.77	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class B
Actual	$1,000.00	$913.78	$10.37	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Class C
Actual	$1,000.00	$914.04	$10.37	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Class R
Actual	$1,000.00	$915.88	$7.73	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class R6
Actual	$1,000.00	$918.02	$4.30	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%
Administrator Class
Actual	$1,000.00	$918.02	$6.04	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$919.14	$4.79	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Common Stocks: 94.84%

Australia: 1.30%
Arrium Limited (Materials, Metals & Mining) †	397,400	$28,080
Bendigo Bank Limited (Financials, Banks)	26,100	197,999
BHP Billiton Limited (Materials, Metals & Mining)	6,127	100,487
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	36,300	211,674
CSR Limited (Materials, Construction Materials)	59,900	117,266
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	106,296
Fortescue Metals Group Limited (Materials, Metals & Mining) «	29,600	43,738
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	20,800	191,308
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	24,006
Mineral Resources Limited (Materials, Metals & Mining)	14,900	44,946
Primary Health Care Limited (Health Care, Health Care Providers & Services)	34,700	91,166
Seven Network Limited (Industrials, Trading Companies & Distributors) «	15,300	54,717
United Construction Group Limited (Industrials, Construction & Engineering)	14,100	22,714

		1,234,397

Austria: 0.31%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	141,127
Voestalpine AG (Materials, Metals & Mining)	4,300	155,471

		296,598

Belgium: 1.51%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	4,596	548,416
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	3,600	334,040
Telenet Group Holding NV (Consumer Discretionary, Media) †	4,719	274,472
UCB SA (Health Care, Pharmaceuticals)	3,277	283,257

		1,440,185

Brazil: 0.32%
Banco do Brasil SA (Financials, Banks)	12,100	50,144
Companhia de Saneamento Basico do Estado de Sao Paulo SA (Utilities, Water Utilities)	17,700	76,804
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	17,860
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	6,395	22,383
JBS SA (Consumer Staples, Food Products)	37,400	138,070

		305,261

Canada: 1.64%
Cameco Corporation (Energy, Oil, Gas & Consumable Fuels)	23,154	328,092
Lundin Mining Corporation (Materials, Metals & Mining) †	79,672	268,701
Magna International Incorporated Class A (Consumer Discretionary, Auto Components)	8,000	421,903
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	5,600	160,128
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	2,294	215,108
WestJet Airlines Limited (Industrials, Airlines)	9,200	170,266

		1,564,198

China: 6.18%
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	8,237	1,544,190
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	76,000	60,194

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Diversified International Fund	11

Security name	Shares	Value

China (continued)
Biostime International Holdings Limited (Consumer Staples, Food Products)	82,000	$182,069
China Communications Services Corporation Limited H Shares (Telecommunication Services, Diversified Telecommunication Services)	220,000	88,253
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	30,000	359,697
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	236,000	170,119
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	141,500	211,512
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	544,000	780,858
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	743,000	471,289
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	61,000	138,413
Ping An Insurance (Group) Company of China Limited H Shares (Financials, Insurance)	67,370	378,165
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Pharmaceuticals)	179,100	413,105
Tencent Holdings Limited (Information Technology, Internet Software & Services)	46,900	884,036
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	395,050	204,900

		5,886,800

Czech Republic: 0.10%
CEZ AS (Utilities, Electric Utilities)	4,900	97,905

Denmark: 0.10%
Sydbank AG (Financials, Banks)	2,800	92,103

Finland: 0.16%
TietoEnator Oyj (Information Technology, IT Services)	5,800	148,731

France: 5.76%
Alstom SA (Industrials, Machinery) †	5,100	166,006
Arkema SA (Materials, Chemicals)	910	66,502
AXA SA (Financials, Insurance)	9,900	264,212
BNP Paribas SA (Financials, Banks)	3,600	218,150
Compagnie de Saint-Gobain SA (Industrials, Building Products)	20,175	844,547
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	1,400	139,266
Credit Agricole SA (Financials, Banks)	10,900	137,672
Electricite de France SA (Utilities, Electric Utilities)	9,500	176,581
L’Oreal SA (Consumer Staples, Personal Products)	1,414	257,779
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,636	304,573
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	15,829	279,092
Pernod-Ricard SA (Consumer Staples, Beverages)	2,659	312,883
Renault SA (Consumer Discretionary, Automobiles)	2,500	235,560
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,900	494,292
SCOR SE (Financials, Insurance)	7,700	286,306
Societe Generale SA (Financials, Banks)	3,700	171,840
Thales SA (Industrials, Aerospace & Defense)	2,600	187,957
Total SA (Energy, Oil, Gas & Consumable Fuels)	6,000	290,153
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	25,648	647,015

		5,480,386

Germany: 11.08%
Allianz AG (Financials, Insurance)	4,347	761,020
BASF SE (Materials, Chemicals)	3,500	286,733
Bayer AG (Health Care, Pharmaceuticals)	15,419	2,055,898

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Germany (continued)
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,200	$225,342
Beiersdorf AG (Consumer Staples, Personal Products)	5,174	491,405
Daimler AG (Consumer Discretionary, Automobiles)	4,800	416,226
Deutsche Bank AG (Financials, Capital Markets)	6,300	176,329
E.ON SE (Utilities, Multi-Utilities)	8,100	85,448
Hannover Rueckversicherung AG (Financials, Insurance)	2,200	254,342
Hugo Boss AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,869	397,835
Linde AG (Materials, Chemicals)	5,332	924,864
Metro AG (Consumer Staples, Food & Staples Retailing)	19,911	612,576
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	1,400	279,152
Norddeutsche Affinerie AG (Materials, Metals & Mining)	2,300	153,640
Rheinmetall AG (Industrials, Industrial Conglomerates)	17,672	1,111,513
Rhoen Klinikum AG (Health Care, Health Care Providers & Services)	4,000	119,323
SAP AG (Information Technology, Software)	7,398	583,222
Siemens AG (Industrials, Industrial Conglomerates)	8,887	892,647
Stada Arzneimittel AG (Health Care, Pharmaceuticals)	2,900	110,323
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	221,554
Vonovia SE (Financials, Real Estate Management & Development)	7,544	251,471
Wirecard AG (Information Technology, IT Services)	2,664	137,607

		10,548,470

Hong Kong: 3.43%
AIA Group Limited (Financials, Insurance)	191,400	1,122,241
China Everbright Limited (Financials, Capital Markets)	298,000	701,356
China Resources Cement Holdings Limited (Materials, Construction Materials)	236,000	95,235
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	94,337
Shenzhen International Holdings Limited (Industrials, Transportation Infrastructure)	57,500	87,319
TCL Communication Technology Holdings Limited (Information Technology, Technology Hardware, Storage & Peripherals)	117,000	87,085
Television Broadcasts Limited (Consumer Discretionary, Media)	26,800	97,673
Value Partners Group Limited (Financials, Capital Markets)	275,000	291,202
Wheelock & Company Limited (Financials, Real Estate Management & Development)	22,000	102,544
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	496,000	256,959
Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment)	450,000	178,890
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	153,218

		3,268,059

Hungary: 0.03%
Richter Gedeon (Health Care, Pharmaceuticals)	1,700	28,358

India: 1.09%
Adani Ports & Special Economic Zone Limited (Industrials, Transportation Infrastructure)	114	515
Gail Limited (Utilities, Gas Utilities)	1,800	52,020
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	23,065	442,105
Infosys Limited ADR (Information Technology, IT Services) «	15,368	279,083
Tata Motors Limited ADR (Consumer Discretionary, Automobiles)	6,600	195,162
Tata Steel Limited GDR (Industrials, Machinery)	17,100	64,619

		1,033,504

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Diversified International Fund	13

Security name	Shares	Value

Ireland: 1.99%
Allegion plc (Industrials, Building Products)	1,026	$66,864
Allergan plc (Health Care, Pharmaceuticals) †	527	162,564
C&C Group plc (Consumer Staples, Beverages)	18,600	74,062
Medtronic plc (Health Care, Health Care Equipment & Supplies)	18,636	1,377,573
Smurfit Kappa Group plc (Materials, Containers & Packaging)	7,500	213,443

		1,894,506

Israel: 0.50%
Bank Hapoalim Limited (Financials, Banks)	38,000	197,804
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	273,116

		470,920

Italy: 3.45%
Anima Holding SpA (Financials, Capital Markets)	67,979	665,600
Enel SpA (Utilities, Electric Utilities)	48,100	221,805
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	50,250	820,595
Intesa Sanpaolo SpA (Financials, Banks)	96,207	334,709
Mediaset SpA (Consumer Discretionary, Media)	50,769	257,683
Mediobanca SpA (Financials, Capital Markets)	12,000	120,681
Prysmian SpA (Industrials, Electrical Equipment)	40,125	866,511

		3,287,584

Japan: 17.43%
Adeka Corporation (Materials, Chemicals)	8,800	129,323
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	130,974
Alpine Electronics Incorporated (Consumer Discretionary, Household Durables)	11,600	152,315
Aozora Bank Limited (Financials, Banks)	41,000	149,857
Calsonic Kansei Corporation (Consumer Discretionary, Auto Components)	16,000	127,515
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	37,800	531,255
Dainippon Ink & Chemicals Incorporated (Materials, Chemicals)	53,000	143,464
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	18,400	483,005
Daiwa Securities Group Incorporated (Financials, Capital Markets)	104,000	711,107
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	14,100	93,407
Denki Kagaku Kogyo Kabushiki Kaisha (Materials, Chemicals)	41,000	190,261
Eizo Nanao Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	7,300	170,906
Fuji Oil Company Limited (Consumer Staples, Food Products)	8,800	124,089
Fujikura Limited (Industrials, Electrical Equipment)	25,000	128,498
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	175,000	1,009,538
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	89,000	251,106
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	12,700	148,330
Itochu Corporation (Industrials, Trading Companies & Distributors)	14,600	182,689
Japan Airlines Company Limited (Industrials, Airlines)	6,300	237,341
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	11,220	388,344
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,500	111,910
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	5,800	140,350
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	132,806
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	199,952
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,000	173,341
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	80,109

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Japan (continued)
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	8,800	$159,989
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	22,800	127,119
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	215,500	1,393,753
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	14,400	182,634
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	22,000	598,700
Mizuho Financial Group Incorporated (Financials, Banks)	154,300	317,834
NGK Insulators Limited (Industrials, Machinery)	25,000	541,246
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	15,800	579,250
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	28,900	299,584
Nitto Denko Corporation (Materials, Chemicals)	7,200	461,696
Nomura Holdings Incorporated (Financials, Capital Markets)	139,100	874,987
NTT DOCOMO Incorporated (Telecommunication Services, Wireless Telecommunication Services)	11,700	227,863
Olympus Corporation (Health Care, Health Care Equipment & Supplies)	16,900	570,059
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	900	123,295
Resona Holdings Incorporated (Financials, Banks)	54,000	285,731
S Foods Incorporated (Consumer Staples, Food Products)	7,500	130,370
Sankyu Incorporated (Industrials, Road & Rail)	28,000	157,731
Seino Holdings Company Limited (Industrials, Road & Rail)	3,000	35,605
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	170,241
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	19,900	217,652
Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	11,000	136,470
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	8,000	319,149
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	5,900	124,152
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	24,800	1,519,356
Tsumura & Company (Health Care, Pharmaceuticals)	5,600	134,938
West Holdings Corporation (Consumer Discretionary, Household Durables)	32,600	191,229
Yaskawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components)	16,500	195,721
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	10,500	201,848

		16,599,994

Liechtenstein: 0.10%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets)	1,177	94,665

Mexico: 0.97%
Genomma Lab Internacional SAB (Health Care, Pharmaceuticals) †	69,400	50,923
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	30,040	875,366

		926,289

Netherlands: 2.36%
Aegon NV (Financials, Insurance)	17,300	106,161
Akzo Nobel NV (Materials, Chemicals) «	11,418	807,599
ASML Holdings NV (Information Technology, Semiconductors & Semiconductor Equipment)	8,657	803,034
ING Groep NV (Financials, Banks)	14,300	208,120
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	15,600	317,347

		2,242,261

Norway: 1.08%
DnB Nor ASA (Financials, Banks)	12,100	154,057
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A	27,611	194,976

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Diversified International Fund	15

Security name	Shares	Value

Norway (continued)
Golden Ocean Group Limited (Industrials, Marine)	8,495	$16,484
Marine Harvest ASA (Consumer Staples, Food Products)	33,675	451,984
Yara International ASA (Materials, Chemicals)	4,600	208,959

		1,026,460

Poland: 0.09%
Asseco Poland SA (Information Technology, Software)	5,900	87,088

Russia: 0.29%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	10,500	119,216
LUKOIL ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	152,250

		271,466

Singapore: 0.22%
DBS Group Holdings Limited (Financials, Banks)	17,000	209,016

South Africa: 0.29%
Barclays Africa Group Limited (Financials, Banks)	9,300	119,187
Imperial Holdings Limited (Consumer Discretionary, Distributors)	5,700	74,195
Omnia Holdings Limited (Materials, Chemicals)	7,600	84,298

		277,680

South Korea: 2.01%
BS Financial Group Incorporated (Financials, Banks)	1,018	12,464
Hana Financial Group Incorporated (Financials, Banks)	21,524	523,442
Industrial Bank of Korea (Financials, Banks)	13,500	165,251
Kwangju Bank (Financials, Banks)†	1,044	7,442
LS Industrial Systems Company Limited (Industrials, Electrical Equipment)	2,300	99,982
Orion Corporation (Consumer Staples, Food Products)	3	2,522
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)144A	905	540,709
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	2,100	444,701
Woori Bank (Financials, Banks)	13,760	119,362

		1,915,875

Spain: 1.33%
Banco Santander Central Hispano SA (Financials, Banks)	22,800	127,365
Gas Natural SDG SA (Utilities, Gas Utilities)	6,000	129,791
Grifols SA (Health Care, Biotechnology)	4,471	207,074
Grifols SA ADR (Health Care, Biotechnology)	7,044	245,202
International Consolidated Airlines Group SA (Industrials, Airlines) †	62,429	559,509

		1,268,941

Sweden: 1.89%
Autoliv Incorporated SDR (Consumer Discretionary, Auto Components)	2,800	337,667
Boliden AB (Materials, Metals & Mining)	9,400	179,976
Nordea Bank AB (Financials, Banks)	15,000	165,505
Saab AB Class B (Industrials, Aerospace & Defense)	1,000	28,162
Swedbank AB Class A (Financials, Banks)	13,760	315,288
Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	20,500	199,516
TeliaSonera AB (Telecommunication Services, Diversified Telecommunication Services)	40,300	205,914

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Sweden (continued)
Volvo AB Class B (Industrials, Machinery)	35,770	$369,974

		1,802,002

Switzerland: 8.25%
ABB Limited (Industrials, Electrical Equipment)	29,647	559,311
Actelion Limited (Health Care, Biotechnology)	3,544	491,957
Adecco SA (Industrials, Professional Services)	5,276	392,193
Baloise Holding AG (Financials, Insurance)	2,000	239,794
Credit Suisse Group AG (Financials, Capital Markets)	29,324	731,376
Georg Fischer AG (Industrials, Machinery)	300	184,321
Nestle SA (Consumer Staples, Food Products)	12,181	930,311
Novartis AG (Health Care, Pharmaceuticals)	11,022	998,468
Roche Holding AG (Health Care, Pharmaceuticals)	3,305	897,304
Swiss Life Holding AG (Financials, Insurance)	1,100	262,119
Swiss Reinsurance AG (Financials, Insurance)	3,900	362,040
Syngenta AG (Materials, Chemicals)	2,127	714,609
TE Connectivity Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,125	201,375
Zurich Insurance Group AG (Financials, Insurance)	3,383	892,774

		7,857,952

Taiwan: 0.26%
Innolux Display Corporation (Information Technology, Electronic Equipment, Instruments & Components)	225,000	75,482
Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	70,000	171,056

		246,538

Thailand: 0.14%
Bangchak Petroleum PCL (Energy, Oil, Gas & Consumable Fuels)	135,400	137,046

United Kingdom: 17.45%
3i Group plc (Financials, Capital Markets)	22,400	172,549
Amlin plc (Financials, Insurance)	7,000	71,029
Anglo American plc (Materials, Metals & Mining)	9,600	80,541
Aon plc (Financials, Insurance)	1,734	161,800
AstraZeneca plc (Health Care, Pharmaceuticals)	2,700	172,078
Aviva plc (Financials, Insurance)	22,000	164,419
Babcock International Group plc (Industrials, Commercial Services & Supplies)	11,409	169,128
BAE Systems plc (Industrials, Aerospace & Defense)	58,900	398,428
Barclays plc (Financials, Banks)	114,371	407,479
Barratt Developments plc (Consumer Discretionary, Household Durables)	15,900	149,785
Bellway plc (Consumer Discretionary, Household Durables)	4,200	167,760
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	8,600	135,652
BP plc (Energy, Oil, Gas & Consumable Fuels)	170,476	1,013,136
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	75,944	542,355
Capita plc (Industrials, Professional Services)	17,028	334,019
Carnival plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,288	461,274
Centrica plc (Utilities, Multi-Utilities)	41,800	145,446
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	20,500	171,473
Croda International plc (Materials, Chemicals)	7,889	351,905
Delphi Automotive plc (Consumer Discretionary, Auto Components)	8,565	712,522

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Diversified International Fund	17

Security name		Shares	Value

United Kingdom (continued)
Diageo plc (Consumer Staples, Beverages)		322	$9,283
easyJet plc (Industrials, Airlines)		6,900	185,873
Firstgroup plc (Industrials, Road & Rail) †		32,500	48,373
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		8,800	189,778
HSBC Bank plc		23,887	354,588
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		5,981	322,065
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		7,861	314,121
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		90,900	372,457
Johnson Matthey plc (Materials, Chemicals)		17,455	694,258
Liberty Global plc Class A (Consumer Discretionary, Media)		11,793	525,024
Liberty Global plc Class C (Consumer Discretionary, Media)		18,971	808,923
Liberty Global-Latin America and Caribbean Group plc Class C (Consumer Discretionary, Media) †		38	1,469
Lloyds Banking Group plc (Financials, Banks)		483,107	548,331
Man Group plc (Financials, Capital Markets)		363,950	934,140
Mitie Group plc (Industrials, Commercial Services & Supplies)		31,900	157,849
Mondi plc (Materials, Paper & Forest Products)		5,200	120,246
Old Mutual plc (Financials, Insurance)		59,600	194,797
Pace plc (Consumer Discretionary, Household Durables)		19,300	110,859
Petrofac Limited (Energy, Energy Equipment & Services)		12,200	158,298
Qinetiq Group plc (Industrials, Aerospace & Defense)		47,700	164,340
Reckitt Benckiser Group plc (Consumer Staples, Household Products)		6,372	621,846
Redrow plc (Consumer Discretionary, Household Durables)		24,200	172,712
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		19,000	497,513
Smiths Group plc (Industrials, Industrial Conglomerates)		28,525	421,998
Standard Chartered plc (Financials, Banks)		13,300	147,638
Tullett Prebon plc (Financials, Capital Markets)		20,600	111,409
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		233,216	767,498
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		66,200	171,656
Wolseley plc (Industrials, Trading Companies & Distributors)		13,347	783,619
Worldpay Group plc (Information Technology, IT Services) †144A		34,903	150,120
WPP plc (Consumer Discretionary, Media)		25,356	568,401

			16,612,260

United States: 1.73%
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services) †		9,063	617,281
QUALCOMM Incorporated (Information Technology, Communications Equipment)		8,524	506,496
Royal Caribbean Cruises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)		3,070	301,935
WABCO Holdings Incorporated (Industrials, Machinery) †		1,928	216,379

			1,642,091

Total Common Stocks (Cost $84,627,100)			90,295,589

	Expiration date
Participation Notes: 0.34%

China: 0.34%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †	2-19-2019	3,410	115,289
Standard Chartered Bank (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †	4-18-2016	6,231	210,665

Total Participation Notes (Cost $289,566)			325,954

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified International Fund	Portfolio of investments—October 31, 2015

Security name	Dividend yield	Shares	Value

Preferred Stocks: 0.32%

Brazil: 0.03%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	26.39%	13,600	$25,240

Germany: 0.29%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.29	2,573	279,051

Total Preferred Stocks (Cost $287,206)			304,291

	Expiration date
Rights: 0.00%

Spain: 0.00%
Banco Santander SA (Financials, Banks) †	11-9-2015	22,800	1,254

Total Rights (Cost $1,291)			1,254

	Yield
Short-Term Investments: 3.60%

Investment Companies: 3.60%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14	353,678	353,678
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16	3,073,631	3,073,631

Total Short-Term Investments (Cost $3,427,309)			3,427,309

Total investments in securities (Cost $88,632,472) *	99.10%	94,354,397
Other assets and liabilities, net	0.90	859,637

Total net assets	100.00%	$95,214,034

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $90,386,520 and unrealized gains (losses) consists of:

Gross unrealized gains	$13,378,123
Gross unrealized losses	(9,410,246)

Net unrealized gains	$3,967,877

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015	Wells Fargo Diversified International Fund	19

Assets
Investments
In unaffiliated securities (including $339,267 of securities loaned), at value (cost $85,205,163)	$90,927,088
In affiliated securities, at value (cost $3,427,309)	3,427,309

Total investments, at value (cost $88,632,472)	94,354,397
Foreign currency, at value (cost $972,930)	921,220
Receivable for investments sold	237,641
Receivable for Fund shares sold	122,694
Receivable for dividends	262,030
Receivable for securities lending income	827
Unrealized gains on forward foreign currency contracts	123,291
Prepaid expenses and other assets	69,640

Total assets	96,091,740

Liabilities
Payable for investments purchased	362,734
Payable for Fund shares redeemed	57,267
Payable upon receipt of securities loaned	353,678
Management fee payable	28,246
Distribution fees payable	2,239
Administration fees payable	19,547
Accrued expenses and other liabilities	53,995

Total liabilities	877,706

Total net assets	$95,214,034

NET ASSETS CONSIST OF
Paid-in capital	$190,663,832
Undistributed net investment income	1,033,199
Accumulated net realized losses on investments	(102,271,938)
Net unrealized gains on investments	5,788,941

Total net assets	$95,214,034

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$73,891,439
Shares outstanding – Class A1	6,344,710
Net asset value per share – Class A	$11.65
Maximum offering price per share – Class A2	$12.36
Net assets – Class B	$50,138
Shares outstanding – Class B1	4,423
Net asset value per share – Class B	$11.34
Net assets – Class C	$3,573,109
Shares outstanding – Class C1	332,699
Net asset value per share – Class C	$10.74
Net assets – Class R	$26,641
Shares outstanding – Class R1	2,246
Net asset value per share – Class R	$11.86
Net assets – Class R6	$26,657
Shares outstanding – Class R6[1]	2,246
Net asset value per share – Class R6	$11.87
Net assets – Administrator Class	$10,540,224
Shares outstanding – Administrator Class[1]	888,223
Net asset value per share – Administrator Class	$11.87
Net assets – Institutional Class	$7,105,826
Shares outstanding – Institutional Class[1]	637,842
Net asset value per share – Institutional Class	$11.14

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified International Fund	Statement of operations—year ended October 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $194,876)	$2,224,992
Securities lending income, net	39,461
Income from affiliated securities	4,003

Total investment income	2,268,456

Expenses
Management fee	807,916
Administration fees
Class A	63,751
Class B	93
Class C	5,507
Class R	5	[1]
Class R6	1	[1]
Administrator Class	9,896
Institutional Class	3,749
Investor Class	155,379	[2]
Shareholder servicing fees
Class A	65,966
Class B	99
Class C	5,809
Class R	6	[1]
Administrator Class	22,124
Investor Class	120,494	[2]
Distribution fees
Class B	296
Class C	17,427
Class R	6	[1]
Custody and accounting fees	166,463
Professional fees	60,418
Registration fees	69,463
Shareholder report expenses	39,019
Trustees’ fees and expenses	22,322
Other fees and expenses	54,155

Total expenses	1,690,364
Less: Fee waivers and/or expense reimbursements	(414,051)

Net expenses	1,276,313

Net investment income	992,143

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,420,442
Forward foreign currency contract transactions	225,501

Net realized gains on investments	2,645,943

Net change in unrealized gains (losses) on:
Unaffiliated securities	(4,830,303)
Forward foreign currency contract transactions	61,388

Net change in unrealized gains (losses) on investments	(4,768,915)

Net realized and unrealized gains (losses) on investments	(2,122,972)

Net decrease in net assets resulting from operations	$(1,130,829)

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified International Fund	21

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$992,143		$1,716,255
Net realized gains on investments		2,645,943		1,412,567
Net change in unrealized gains (losses) on investments		(4,768,915)		(3,468,155)

Net decrease in net assets resulting from operations		(1,130,829)		(339,333)

Distributions to shareholders from
Net investment income
Class A		(567,395)		(435,361)
Class B		0		(908)
Class C		(25,962)		(22,476)
Administrator Class		(172,327)		(131,295)
Institutional Class		(79,049)		(53,962)
Investor Class		(1,116,769)[1]		(713,363)

Total distributions to shareholders		(1,961,502)		(1,357,365)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,606,846	54,061,650	219,116	2,676,314
Class B	4,423	54,704	825	9,731
Class C	226,478	2,559,311	58,503	663,191
Class R	2,246 [2]	25,000 [2]	N/A	N/A
Class R6	2,246 [2]	25,000 [2]	N/A	N/A
Administrator Class	459,323	5,711,707	394,241	4,991,123
Institutional Class	523,640	5,896,811	220,008	2,622,722
Investor Class	772,749 [1]	9,262,576 [1]	651,354	7,987,677

		77,596,759		18,950,758

Reinvestment of distributions
Class A	45,755	531,212	32,439	401,923
Class B	0	0	76	908
Class C	2,080	22,425	1,848	21,270
Administrator Class	14,509	171,495	10,249	129,239
Institutional Class	5,648	62,524	3,024	35,774
Investor Class	94,956 [1]	1,098,641 [1]	56,897	702,683

		1,886,297		1,291,797

Payment for shares redeemed
Class A	(383,282)	(4,674,632)	(536,727)	(6,662,045)
Class B	(3,247)	(36,560)	(12,466)	(146,566)
Class C	(41,808)	(464,550)	(68,203)	(768,688)
Administrator Class	(180,963)	(2,216,207)	(466,124)	(5,945,695)
Institutional Class	(124,691)	(1,439,122)	(193,900)	(2,280,030)
Investor Class	(4,980,967)[1]	(58,064,112)[1]	(562,951)	(6,893,625)

		(66,895,183)		(22,696,649)

Net increase (decrease) in net assets resulting from capital share transactions		12,587,873		(2,454,094)

Total increase (decrease) in net assets		9,495,542		(4,150,792)

Net assets
Beginning of period		85,718,492		89,869,284

End of period		$95,214,034		$85,718,492

Undistributed net investment income		$1,033,199		$1,883,816

[1]	For the period from November 1, 2014 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.01	$12.25	$10.25	$9.69	$10.29
Net investment income	0.13 [1]	0.24 [1]	0.19 [1]	0.19 [1]	0.16
Net realized and unrealized gains (losses) on investments	(0.21)	(0.29)	2.41	0.51	(0.65)

Total from investment operations	(0.08)	(0.05)	2.60	0.70	(0.49)
Distributions to shareholders from
Net investment income	(0.28)	(0.19)	(0.60)	(0.14)	(0.11)
Net asset value, end of period	$11.65	$12.01	$12.25	$10.25	$9.69
Total return[2]	(0.66)%	(0.49)%	26.59%	7.45%	(4.83)%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.76%	1.92%	1.68%	1.47%
Net expenses	1.40%	1.41%	1.41%	1.41%	1.41%
Net investment income	1.07%	1.93%	1.75%	1.96%	1.47%
Supplemental data
Portfolio turnover rate	31%	33%	40%	57%	53%
Net assets, end of period (000s omitted)	$73,891	$24,921	$28,928	$22,434	$23,862

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	23

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.50	$11.71	$9.80	$9.19	$9.74
Net investment income (loss)	0.03 [1]	0.13 [1]	0.09 [1]	0.10 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.19)	(0.27)	2.32	0.51	(0.61)

Total from investment operations	(0.16)	(0.14)	2.41	0.61	(0.55)
Distributions to shareholders from
Net investment income	0.00	(0.07)	(0.50)	(0.00)[3]	0.00
Net asset value, end of period	$11.34	$11.50	$11.71	$9.80	$9.19
Total return[2]	(1.39)%	(1.25)%	25.70%	6.69%	(5.65)%
Ratios to average net assets (annualized)
Gross expenses	2.59%	2.52%	2.68%	2.35%	2.23%
Net expenses	2.15%	2.16%	2.16%	2.12%	2.16%
Net investment income (loss)	0.29%	1.10%	0.88%	1.11%	0.64%
Supplemental data
Portfolio turnover rate	31%	33%	40%	57%	53%
Net assets, end of period (000s omitted)	$50	$37	$174	$299	$482

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.08	$11.35	$9.54	$9.01	$9.59
Net investment income (loss)	0.04 [1]	0.13 [1]	0.09 [1]	0.11 [1]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.20)	(0.27)	2.25	0.48	(0.61)

Total from investment operations	(0.16)	(0.14)	2.34	0.59	(0.54)
Distributions to shareholders from
Net investment income	(0.18)	(0.13)	(0.53)	(0.06)	(0.04)
Net asset value, end of period	$10.74	$11.08	$11.35	$9.54	$9.01
Total return[2]	(1.44)%	(1.24)%	25.67%	6.67%	(5.65)%
Ratios to average net assets (annualized)
Gross expenses	2.60%	2.51%	2.66%	2.43%	2.22%
Net expenses	2.15%	2.16%	2.16%	2.16%	2.16%
Net investment income (loss)	0.33%	1.15%	0.84%	1.21%	0.72%
Supplemental data
Portfolio turnover rate	31%	33%	40%	57%	53%
Net assets, end of period (000s omitted)	$3,573	$1,616	$1,746	$628	$625

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	25

(For a share outstanding throughout the period)

CLASS R	Year ended October 31, 2015[1]
Net asset value, beginning of period	$11.13
Net investment loss	(0.01)
Net realized and unrealized gains (losses) on investments	0.74

Total from investment operations	0.73
Net asset value, end of period	$11.86
Total return[2]	6.56%
Ratios to average net assets (annualized)
Gross expenses	2.15%
Net expenses	1.60%
Net investment loss	(0.65)%
Supplemental data
Portfolio turnover rate	31%
Net assets, end of period (000s omitted)	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2015[1]
Net asset value, beginning of period	$11.13
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.74

Total from investment operations	0.74
Net asset value, end of period	$11.87
Total return[3]	6.65%
Ratios to average net assets (annualized)
Gross expenses	1.46%
Net expenses	0.89%
Net investment income	0.05%
Supplemental data
Portfolio turnover rate	31%
Net assets, end of period (000s omitted)	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Amount is less than $0.005 per share.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified International Fund	27

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.23	$12.47	$10.42	$9.68	$10.28
Net investment income	0.16 [1]	0.26 [1]	0.19 [1]	0.21 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	(0.22)	(0.30)	2.47	0.53	(0.52)

Total from investment operations	(0.06)	(0.04)	2.66	0.74	(0.47)
Distributions to shareholders from
Net investment income	(0.30)	(0.20)	(0.61)	0.00	(0.13)
Net asset value, end of period	$11.87	$12.23	$12.47	$10.42	$9.68
Total return[2]	(0.46)%	(0.39)%	26.85%	7.64%	(4.69)%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.60%	1.74%	1.52%	1.35%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.24%
Net investment income	1.31%	2.10%	1.72%	2.11%	0.44%
Supplemental data
Portfolio turnover rate	31%	33%	40%	57%	53%
Net assets, end of period (000s omitted)	$10,540	$7,283	$8,195	$3,504	$3,421

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.50	$11.79	$10.20	$9.69	$10.29
Net investment income	0.17 [1]	0.26 [1]	0.20 [1]	0.19 [1]	0.23
Net realized and unrealized gains (losses) on investments	(0.20)	(0.27)	2.37	0.51	(0.68)

Total from investment operations	(0.03)	(0.01)	2.57	0.70	(0.45)
Distributions to shareholders from
Net investment income	(0.33)	(0.28)	(0.98)	(0.19)	(0.15)
Net asset value, end of period	$11.14	$11.50	$11.79	$10.20	$9.69
Total return[2]	(0.23)%	(0.18)%	27.28%	7.51%	(4.48)%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.33%	1.50%	1.20%	1.03%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Net investment income	1.45%	2.23%	1.94%	1.96%	2.17%
Supplemental data
Portfolio turnover rate	31%	33%	40%	57%	53%
Net assets, end of period (000s omitted)	$7,106	$2,683	$2,406	$7,367	$419,925

[1]	Calculated based upon average shares outstanding

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified International Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholder of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

30	Wells Fargo Diversified International Fund	Notes to financial statements

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Diversified International Fund	31

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$13	$118,742	$(118,755)

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$89,306,475	$9,194,452	$2,025,419
Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Wells Fargo Diversified International Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$0	$1,234,397	$0	$1,234,397
Austria	0	296,598	0	296,598
Belgium	0	1,440,185	0	1,440,185
Brazil	22,383	282,878	0	305,261
Canada	1,564,198	0	0	1,564,198
China	1,749,090	4,137,710	0	5,886,800
Czech Republic	0	97,905	0	97,905
Denmark	0	92,103	0	92,103
Finland	0	148,731	0	148,731
France	0	5,480,386	0	5,480,386
Germany	0	10,548,470	0	10,548,470
Hong Kong	0	3,268,059	0	3,268,059
Hungary	0	28,358	0	28,358
India	526,265	507,239	0	1,033,504
Ireland	1,607,001	287,505	0	1,894,506
Israel	0	470,920	0	470,920
Italy	0	3,287,584	0	3,287,584
Japan	0	16,599,994	0	16,599,994
Liechtenstein	94,665	0	0	94,665
Mexico	926,289	0	0	926,289
Netherlands	208,120	2,034,141	0	2,242,261
Norway	194,976	831,484	0	1,026,460
Poland	0	87,088	0	87,088
Russia	152,250	119,216	0	271,466
Singapore	0	209,016	0	209,016
South Africa	84,298	193,382	0	277,680
South Korea	0	1,915,875	0	1,915,875
Spain	245,202	1,023,739	0	1,268,941
Sweden	0	1,802,002	0	1,802,002
Switzerland	201,375	7,656,577	0	7,857,952
Taiwan	0	246,538	0	246,538
Thailand	137,046	0	0	137,046
United Kingdom	2,470,717	14,141,543	0	16,612,260
United States	1,642,091	0	0	1,642,091

Participation notes
China	0	325,954	0	325,954

Preferred stocks
Brazil	0	25,240	0	25,240
Germany	0	279,051	0	279,051

Rights
Spain	0	1,254	0	1,254

Short-term investments
Investment companies	3,073,631	353,678	0	3,427,309
	14,899,597	79,454,800	0	94,354,397

Forward foreign currency contracts	0	123,291	0	123,291
Total assets	$14,899,597	$79,578,091	$0	$94,477,688

Notes to financial statements	Wells Fargo Diversified International Fund	33

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $64,278,514 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.73% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.85% and declined to 0.70% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31 2015, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and Wells Cap (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) are the subadvisers to the Fund and are entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R	0.21	N/A
Class R6	0.03	N/A
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

34	Wells Fargo Diversified International Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.41%	February 29, 2016
Class B	2.16%	February 29, 2016
Class C	2.16%	February 29, 2016
Class R	1.60%	February 28, 2017
Class R6	0.89%	February 28, 2017
Administrator Class	1.25%	February 29, 2016
Institutional Class	0.99%	February 29, 2016

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2015, Funds Distributor received $2,855 from the sale of Class A shares and $131 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $37,005,546 and $26,147,064, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to deliver		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized gains
11-27-2015	Credit Suisse	88,500	EUR	$97,348	$99,450	$2,102
11-27-2015	Credit Suisse	1,354,300	EUR	1,489,699	1,559,598	69,899
12-28-2015	Morgan Stanley	397,700	EUR	437,755	447,234	9,479
1-13-2016	Citibank	134,796,000	JPY	1,118,652	1,126,624	7,972
1-13-2016	Credit Suisse	1,116,551	EUR	1,229,449	1,263,288	33,839

Notes to financial statements	Wells Fargo Diversified International Fund	35

The Fund had average contract amounts of $289,251 and $4,000,660 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	Credit Suisse	$105,840	*	$0	$0	$105,840
	Citibank	7,972	*	0	0	7,972
	Morgan Stanley	9,479	*	0	0	9,479
*	Amount represents net unrealized gains.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $188 commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,961,502 and $1,357,365 of ordinary income for the years ended October 31, 2015 and October 31, 2014, respectively.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,164,812	$3,911,736	$(100,526,346)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

36	Wells Fargo Diversified International Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified International Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified International Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

Other information (unaudited)	Wells Fargo Diversified International Fund	37

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 4.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $1,961,502 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38	Wells Fargo Diversified International Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Diversified International Fund	39

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

40	Wells Fargo Diversified International Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Diversified International Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; (iii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; (iv) an investment sub-advisory agreement with Artisan Partners, LP ( “Artisan”); and (v) an investment sub-advisory agreement with LSV Asset Management (“LSV”). The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The sub-advisory agreements with WellsCap, Artisan and LSV (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement, the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Diversified International Fund	41

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher or in range of its benchmark, the MSCI EAFE Index (Net), for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for all share classes except the Investor Class. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class B and Class C, and to convert the Investor Class shares into Class A shares.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and the Sub-Advisory Agreements and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes except the Investor Class. The Board discussed and accepted Funds Management’s proposal to convert the Investor Class shares into Class A shares.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and

42	Wells Fargo Diversified International Fund	Other information (unaudited)

compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of WellsCap from providing services to the fund family as a whole, noting that WellsCap’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis. The Board did not consider profitability with respect to Artisan or LSV, as the sub-advisory fees paid to Artisan and LSV had been negotiated by Funds Management on an arm’s length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Artisan and LSV, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by WellsCap and Artisan, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or either Artisan or LSV were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of each Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Diversified International Fund	43

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238506 12-15 A237/AR237 10-15

Annual Report

October 31, 2015

Wells Fargo Emerging Markets Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery.

Other major central banks, including the European Central Bank and the Bank of Japan, also continued to ease in order to support their respective economies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Equity Fund for the 12-month period that ended October 31, 2015. The period was marked by continued low global interest rates and sluggish economic recovery in developed markets. However, the expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate, combined with signs of further quantitative easing from other central banks, depressed the prices of international assets for U.S. dollar-based investors.

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery. For example, the U.S. unemployment rate eased from 5.8% at the beginning of the reporting period (November 2014) to 5.0% at the end (October 2015). Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

As the period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the FOMC would soon raise its key federal funds rate. The FOMC remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The FOMC’s decision caused some uncertainty, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016.

In contrast, the People’s Bank of China (PBOC) continued to take several steps to support the slowing Chinese economy. In October 2015, the PBOC cut its benchmark one-year lending and deposit rates for the sixth time since November 2014 and trimmed the percentage of deposits that large banks need to hold as reserves for the fourth time. The moves were aimed at supporting the economy by encouraging lending. The PBOC’s actions tended to put pressure on the yuan versus foreign currencies, pressure that was only reinforced when the PBOC officially devalued the currency in August.

Other major central banks, including the European Central Bank and the Bank of Japan, also continued to ease in order to support their respective economies. The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies, including most emerging markets currencies.

The year was a difficult one for emerging markets investing, marked by slower growth in China and a stronger dollar that depressed the returns of international assets.

Emerging markets faced a number of internal and external headwinds during the past 12 months. Internal factors included not only an economic slowdown in China—with the country’s annual growth rate dipping below 7% for the first time since 2009—but also persistent low prices for oil, natural gas, and industrial metals such as copper. Low oil and commodity prices weakened the economies of commodity producers, including Brazil, which also grappled with a political scandal involving corruption at its state-owned oil firm. Among external factors, global investors continued to worry about the timing of the first rate hike in the U.S. since 2006. The prospect for a U.S. rate hike led to a stronger U.S. dollar; given that many emerging markets have issued U.S. dollar-denominated debt, dollar strength could make it more difficult for emerging countries to repay their creditors.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Fund	3

As measured in local currency, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net)1 lost 3.47% for the 12-month period, reflecting the headwinds in emerging markets. However, in U.S. dollar terms—the relevant return for U.S. dollar-based investors—the index declined 14.53% for the reporting period. This difference in returns highlights the dollar’s strength during the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA

Richard Peck, CFA

Yi (Jerry) Zhang, Ph.D, CFA

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EMGAX)	9-6-1994	(19.91)	(4.11)	6.66	(15.02)	(2.97)	7.29	1.60	1.60
Class B (EMGBX)*	9-6-1994	(19.84)	(4.07)	6.74	(15.62)	(3.68)	6.74	2.35	2.35
Class C (EMGCX)	9-6-1994	(16.63)	(3.69)	6.50	(15.63)	(3.69)	6.50	2.35	2.35
Class R6 (EMGDX)	6-28-2013	–	–	–	(14.61)	(2.52)	7.69	1.17	1.17
Administrator Class (EMGYX)	9-6-1994	–	–	–	(14.91)	(2.81)	7.52	1.52	1.50
Institutional Class (EMGNX)	7-30-2010	–	–	–	(14.66)	(2.55)	7.68	1.27	1.23
MSCI Emerging Markets Index (Net)[4]	–	–	–	–	(14.53)	(2.80)	5.70	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would have been higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.61% for Class A, 2.36% for Class B, 2.36% for Class C, 1.18% for Class R6, 1.49% for Administrator Class, and 1.22% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI Emerging Markets Index (Net) for the 12-month period that ended October 31, 2015.

■	The largest relative detractors among sectors included financials, health care, and energy. South Africa and Russia were among the most notable detractors on a country basis.

■	Top contributing sectors included consumer staples and information technology (IT). Among countries, contributors included China/Hong Kong, India, and Malaysia.

For most of the year, global macroeconomic factors rather than company fundamentals were the primary drivers of emerging markets.

Emerging markets fell sharply in December 2014 as the decline in crude oil prices, a strengthening U.S. dollar, and weak economic data in other developed economies weighed on sentiment. Russian equities fell more than 20% in U.S. dollar terms as the ruble experienced a crisis that required aggressive central bank action and political intervention to stabilize. Other oil-dependent economies also struggled, and aggressive currency moves made for a challenging investment environment. China was the exception, as financial stocks rallied sharply due to stimulus measures from the Chinese government. The rocky end to 2014 underscored investor nervousness following several years of slowing economic growth and emerging markets equity underperformance.

Going into 2015, currency swings dominated the emerging markets landscape, and the Russian ruble and the Indian rupee rallied sharply while other currencies remained under pressure. Chinese equities performed strongly as the government continued its supportive economic policies but simultaneously stoked equity market speculation. The U.S. Federal Reserve looked more likely to delay hiking interest rates, and this boosted markets, particularly in quantitative-easing-dependent countries like Brazil and Russia. China’s Hong Kong-listed shares rose on a surge of capital from mainland China combined with a surprise cut in the requirement reserve ratio for Chinese banks. By late April, emerging markets equities were approaching the top of the trading range in which they had been stuck for the past several years.

As if on cue, markets reversed course from late April through the end of August as the rampaging mainland Chinese equity market sharply reversed, undermining virtually the entire emerging markets universe. Over the four-month period starting in late April, the MSCI Emerging Markets Index (Net) suffered a 26.7% decline, the second-largest drawdown since the global financial crisis. Signs of stability emerged by October, and bargain-seeking investors reemerged, driving a large, if potentially unstable, rally.

We made modest changes to the portfolio during the reporting period. We trimmed positions such as Taiwan Semiconductor Manufacturing Company, Limited, and South Korea’s AmorePacific Corporation on profit-taking and Brazil’s Petroleo Brasileiro S.A. and Russia’s Sberbank Russia OJSC* because of deterioration in their fundamentals. We also eliminated some small positions that had been previously traded down. One of the notable additions was China’s Tencent Holdings Limited, taking advantage of a fallback in price.

Ten largest holdings (%) as of October 31, 2015[6]
Samsung Electronics Company Limited	5.27
Taiwan Semiconductor Manufacturing Company Limited ADR	3.58
China Mobile Limited	3.09
China Life Insurance Company Limited H Shares	2.90
Fomento Economico Mexicano SAB de CV ADR	2.87
AIA Group Limited	2.02
Uni-President Enterprises Corporation	1.95
Ctrip.com International Limited ADR	1.91
ITC Limited	1.71
America Movil SAB de CV ADR	1.70

Strong stock performance in China/Hong Kong, India, and Malaysia was offset by weak returns in South Africa and Russia. In China/Hong Kong, the Fund benefited from an overweight to the markets and from strong absolute performances from such names as Ctrip.com International, Limited; China Life Insurance Company Limited; and SINA Corporation. Our biggest challenges were related to the Fund’s underweight position in Tencent (China) and its significant shareholder Naspers Limited (South Africa) because Tencent appreciated sharply early in the period. Additionally, slow growth in South Africa and trouble in Nigeria weighed on Shoprite Holdings Limited, a South African grocer with operations in both countries.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Fund	7

Sectorally, consumer staples leaders were well diversified and included Mexican bottler and retailer Fomento Economico Mexicano, S.A.B de C.V.; Taiwanese consumer food and beverage company Uni-President Enterprises Corporation; and KT&G Corporation, the Korean tobacco and ginseng market leader. Certain Chinese internet companies, along with an overweight to Taiwanese semiconductor giant Taiwan Semiconductor Manufacturing Company, Limited, helped drive performance in IT. The Fund lagged in the financials sector, as Chinese banks, to which it has no exposure, performed well early in the year. An underweight to the health care sector, which held up better than the benchmark, along with unfavorable stock selection in that sector, detracted from relative results.

Sector distribution as of October 31, 2015[7]

Country allocation as October 31, 2015[7]

We remain cautiously optimistic about the opportunities in emerging markets.

Growth in emerging markets will likely be subdued in the near term. Many of the global macroeconomic trends currently in place may continue to be the main market drivers through the remainder of 2015, although we would hope to a lesser degree. Slowing growth in China and sustainably lower commodity prices will act as headwinds to global growth and may tip individual companies and even certain economies into crisis. So far, adjustment mechanisms such as flexible exchange rates and high levels of foreign exchange reserves have worked well. However, if the current trend of declining foreign exchange reserves (in China and elsewhere) continues, it will undoubtedly have a tightening effect on monetary conditions in emerging markets.

We believe that even in a slower-growth environment, emerging markets will continue to be an important component of the global economy, offering many excellent companies with strong long-term growth prospects. Often, times of stress provide the opportunity to buy such assets at compelling valuations. Further, just as we need to be vigilant of markets coming undone quickly, we must remember that economies can adjust more quickly than expected. For instance, there are already signs of adjustment occurring in countries with large current account surpluses, such as Brazil and South Africa. Aggressive currency declines have begun to alter the terms of trade, which in turn may be closing trade gaps in both countries. Sentiment is extremely negative in emerging markets, and often that is the point where conditions begin to improve. Finally, in our view emerging markets equity valuations are not stretched, particularly when compared with their developed markets counterparts.

Please see footnotes on page 5.

8	Wells Fargo Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$862.25	$7.60	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.24	1.62%
Class B
Actual	$1,000.00	$859.38	$11.01	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.37%
Class C
Actual	$1,000.00	$859.39	$11.11	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.26	$12.03	2.37%
Class R6
Actual	$1,000.00	$864.42	$5.55	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Administrator Class
Actual	$1,000.00	$862.79	$6.95	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Institutional Class
Actual	$1,000.00	$863.97	$5.73	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Emerging Markets Equity Fund	9

Security name	Shares	Value

Common Stocks: 96.38%

Argentina: 0.51%
MercadoLibre Incorporated (Information Technology, Internet Software & Services) «	175,300	$17,244,261

Brazil: 6.03%
Ambev SA ADR (Consumer Staples, Beverages)	8,022,000	39,067,140
B2W Cia Digital (Consumer Discretionary, Internet & Catalog Retail) †	2,951,424	11,147,386
Banco Bradesco SA ADR (Financials, Banks)	4,735,249	25,759,755
BM&F Bovespa SA (Financials, Diversified Financial Services)	8,659,000	25,602,821
BRF Brasil Foods SA ADR (Consumer Staples, Food Products)	976,078	14,963,276
CETIP SA (Financials, Capital Markets)	3,081,437	27,258,007
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	3,833,000	18,388,850
Multiplan Empreendimentos Imobiliarios SA (Financials, Real Estate Management & Development)	1,126,200	12,279,005
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels) †	1,482,953	5,916,982
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	1,522,600	15,783,763
Rumo Logistica Operadora Multimodal SA (Industrials, Road & Rail) †	3,095,351	5,890,301
Vale SA ADR (Materials, Metals & Mining) «	421,636	1,838,333

		203,895,619

Chile: 1.94%
Banco Santander Chile SA ADR (Financials, Banks)	1,669,200	31,698,108
SACI Falabella (Consumer Discretionary, Multiline Retail)	5,042,942	33,908,872

		65,606,980

China: 22.90%
51Job Incorporated ADR (Industrials, Professional Services) «†	1,123,941	38,000,445
Alibaba Group Holding Limited ADR (Information Technology, Internet Software & Services) †	308,037	25,822,742
Baidu Incorporated ADR (Information Technology, Internet Software & Services) †	176,540	33,095,954
China Auto Rental Incorporated (Consumer Discretionary, Automobiles) †«	1,256,469	2,197,016
China Life Insurance Company Limited H Shares (Financials, Insurance)	27,168,290	97,971,085
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	8,720,165	104,553,779
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	33,674,000	38,035,171
Ctrip.com International Limited ADR (Consumer Discretionary, Internet & Catalog Retail) †	693,816	64,504,074
Hengan International Group Company Limited (Consumer Staples, Personal Products)	5,077,000	54,823,614
Legend Holdings Corporation H Shares (Financials, Diversified Financial Services) «†	908,901	3,513,064
Mindray Medical International Limited ADR (Health Care, Health Care Equipment & Supplies)	644,148	15,446,669
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)	1,761,182	48,450,117
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	21,266,000	16,649,232
Shandong Weigao Group Medical Polymer Company Limited H Shares (Health Care, Health Care Equipment & Supplies)	18,024,000	12,444,927
SINA Corporation (Information Technology, Internet Software & Services) «†	1,165,907	55,543,809
Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,678,800	31,644,324
Tingyi Holding Corporation (Consumer Staples, Food Products)	22,498,000	38,517,455
Tsingtao Brewery Company Limited H Shares (Consumer Staples, Beverages)	8,310,000	39,667,715
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Catalog Retail) «†	1,634,738	33,544,824
Weibo Corporation ADR (Information Technology, Internet Software & Services) «†	1,243,046	20,037,902

		774,463,918

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Colombia: 0.55%
Bancolombia SA ADR (Financials, Banks) «	542,400	$18,777,888

Hong Kong: 6.51%
AIA Group Limited (Financials, Insurance)	11,651,400	68,315,996
Belle International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	54,659,000	53,053,997
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,214,250	15,424,132
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	25,884,207	13,486,528
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing) «	30,190,500	24,677,397
WH Group Limited (Consumer Staples, Food Products) †144A	81,905,500	45,166,678

		220,124,728

India: 10.12%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,038,728	21,527,901
Bharti Infratel Limited (Telecommunication Services, Wireless Telecommunication Services)	3,378,464	20,079,068
HDFC Bank Limited ADR (Financials, Banks)	123,826	7,570,722
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	2,230,700	42,757,535
ICICI Bank Limited ADR (Financials, Banks)	5,911,775	50,959,501
Indusind Bank Limited (Financials, Banks)	817,217	11,377,959
Infosys Limited ADR (Information Technology, IT Services) «	3,052,460	55,432,674
ITC Limited (Consumer Staples, Tobacco)	11,312,640	57,811,208
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	1,834,200	26,564,681
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	1,246,587	35,777,047
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	12,628,662

		342,486,958

Indonesia: 2.19%
PT Astra International Tbk (Consumer Discretionary, Automobiles)	14,651,000	6,298,152
PT Bank Central Asia Tbk (Financials, Banks)	9,549,500	8,971,060
PT Blue Bird Tbk (Industrials, Road & Rail)	13,605,309	5,734,174
PT Link Net Tbk (Telecommunication Services, Diversified Telecommunication Services) †	44,178,161	13,843,730
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail)	10,474,600	12,611,287
PT Telekomunikasi Indonesia Persero Sponsored ADR Tbk (Telecommunication Services, Diversified Telecommunication Services) «	666,877	26,515,030

		73,973,433

Malaysia: 1.12%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,480,900	14,619,192
Genting Malaysia Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	17,996,300	17,996,949
Sime Darby Bhd (Industrials, Industrial Conglomerates)	2,665,937	5,177,211

		37,793,352

Mexico: 10.99%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services) «	3,232,320	57,567,619
Cemex SAB de CV ADR (Materials, Construction Materials) †	3,089,994	19,497,862
Fibra Uno Administracion SAB de CV (Financials, REITs)	25,836,922	56,654,840
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	979,100	97,019,019
Grupo Financiero Banorte SAB de CV (Financials, Banks)	9,798,611	52,458,025
Grupo Financiero Santander SAB de CV ADR (Financials, Banks)	2,508,441	22,952,235
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	1,714,153	3,009,507

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Emerging Markets Equity Fund	11

Security name	Shares	Value

Mexico (continued)
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	1,017,000	$29,635,380
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	12,477,100	33,047,568

		371,842,055

Peru: 0.29%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,523,600	9,766,276

Philippines: 0.82%
Ayala Corporation (Financials, Diversified Financial Services)	647,624	10,774,665
Metropolitan Bank & Trust Company (Financials, Banks)	4,287,486	7,777,270
SM Investments Corporation (Industrials, Industrial Conglomerates)	488,582	9,112,238

		27,664,173

Russia: 2.63%
LUKOIL PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	636,249	23,112,144
Magnit (Consumer Staples, Food & Staples Retailing) (a)	95,300	16,550,389
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	1,417,800	9,967,134
Sberbank of Russia (Financials, Banks) (a)	2,417,377	3,412,896
Sberbank of Russia ADR (Financials, Banks)	2,181,195	13,320,333
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,395,106	22,461,207

		88,824,103

South Africa: 4.46%
Anglo American Platinum Limited (Materials, Metals & Mining)	106,832	1,868,562
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †	1,077,592	9,094,876
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	860,000	6,272,721
Impala Platinum Holdings Limited (Materials, Metals & Mining) †	1,290,758	3,520,109
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	2,142,643	24,393,156
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	130,000	4,165,417
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	3,738,100	38,845,032
Standard Bank Group Limited (Financials, Banks)	2,245,190	23,327,806
Tiger Brands Limited (Consumer Staples, Food Products)	1,725,333	39,447,773

		150,935,452

South Korea: 11.49%
Amorepacific Corporation (Consumer Staples, Personal Products)	42,200	13,929,982
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services) «†	4,024,813	52,805,547
KT&G Corporation (Consumer Staples, Tobacco)	327,091	32,707,665
Naver Corporation (Information Technology, Internet Software & Services)	60,200	31,609,507
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	148,536	178,157,883
Samsung Life Insurance Company Limited (Financials, Insurance)	561,337	53,595,439
SK Hynix Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	963,000	25,772,022

		388,578,045

Taiwan: 8.68%
104 Corporation (Industrials, Commercial Services & Supplies) (l)	1,655,000	7,546,611
Far Eastern New Century Corporation (Industrials, Industrial Conglomerates)	12,066,448	10,966,888
Media Tek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2,959,881	23,082,174
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)	4,365,000	28,977,761

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Fund	Portfolio of investments—October 31, 2015

Security name			Shares	Value

Taiwan (continued)
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			8,585,224	$36,175,264
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			5,507,852	120,952,430
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			39,062,368	66,045,063

				293,746,191

Thailand: 3.44%
Bangkok Bank PCL (Financials, Banks)			2,869,800	13,472,877
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			5,978,139	12,269,745
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			2,945,900	22,777,044
Siam Commercial Bank PCL (Financials, Banks)			8,355,100	31,360,254
Thai Beverage PCL (Consumer Staples, Beverages)			76,027,000	36,558,952

				116,438,872

Turkey: 0.83%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)			2,720,453	21,442,999
Avivasa Emeklilik Ve Hayat AS (Financials, Insurance) «			1,246,853	6,778,699

				28,221,698

United Arab Emirates: 0.10%
Emaar Malls Group (Financials, Real Estate Management & Development) †			3,773,147	3,219,466

United Kingdom: 0.78%
Standard Chartered plc (Financials, Banks)			2,376,301	26,378,448

Total Common Stocks (Cost $3,364,572,848)				3,259,981,916

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (a)(i)(s)	6.50%	4-15-2018	$303,000	1,260

Total Convertible Debentures (Cost $160,691)				1,260

	Dividend yield		Shares
Preferred Stocks: 1.61%

Brazil: 1.61%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.20		11,539,628	50,019,116
Vale SA ADR (Materials, Metals & Mining) «±	8.23		1,203,500	4,332,600

Total Preferred Stocks (Cost $79,837,677)				54,351,716

		Expiration date
Warrants: 0.00%

Malaysia: 0.00%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure) †		12-18-2018	620,325	127,790

Total Warrants (Cost $292,284)				127,790

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Emerging Markets Equity Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 5.24%

Investment Companies: 5.24%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	114,754,652	$114,754,652
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16	62,554,744	62,554,744

Total Short-Term Investments (Cost $177,309,396)			177,309,396

Total investments in securities (Cost $3,622,172,896) *	103.23%	3,491,772,078
Other assets and liabilities, net	(3.23)	(109,233,813)

Total net assets	100.00%	$3,382,538,265

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $3,643,152,230 and unrealized gains (losses) consists of:

Gross unrealized gains	$540,331,611
Gross unrealized losses	(691,711,763)

Net unrealized losses	$(151,380,152)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2015

Assets
Investments
In unaffiliated securities (including $112,719,923 of securities loaned), at value (cost $3,439,187,564)	$3,306,916,071
In affiliated securities, at value (cost $182,985,332)	184,856,007

Total investments, at value (cost $3,622,172,896)	3,491,772,078
Foreign currency, at value (cost $3,940,424)	3,209,435
Receivable for investments sold	6,284,046
Receivable for Fund shares sold	7,663,113
Receivable for dividends	1,169,110
Receivable for securities lending income	54,705
Prepaid expenses and other assets	95,757

Total assets	3,510,248,244

Liabilities
Payable for Fund shares redeemed	8,277,376
Payable upon receipt of securities loaned	114,754,652
Due to custodian bank	424,152
Management fee payable	3,063,171
Distribution fees payable	56,897
Administration fees payable	471,629
Accrued expenses and other liabilities	662,102

Total liabilities	127,709,979

Total net assets	$3,382,538,265

NET ASSETS CONSIST OF
Paid-in capital	$3,772,275,882
Undistributed net investment income	6,664,024
Accumulated net realized losses on investments	(265,197,893)
Net unrealized losses on investments	(131,203,748)

Total net assets	$3,382,538,265

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$873,992,390
Shares outstanding – Class A1	48,308,262
Net asset value per share – Class A	$18.09
Maximum offering price per share – Class A2	$19.19
Net assets – Class B	$1,453,466
Shares outstanding – Class B1	94,406
Net asset value per share – Class B	$15.40
Net assets – Class C	$84,004,101
Shares outstanding – Class C1	5,497,799
Net asset value per share – Class C	$15.28
Net assets – Class R6	$95,190,117
Shares outstanding – Class R6[1]	5,009,640
Net asset value per share – Class R6	$19.00
Net assets – Administrator Class	$181,223,578
Shares outstanding – Administrator Class[1]	9,540,833
Net asset value per share – Administrator Class	$18.99
Net assets – Institutional Class	$2,146,674,613
Shares outstanding – Institutional Class[1]	113,013,502
Net asset value per share – Institutional Class	$18.99

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2015	Wells Fargo Emerging Markets Equity Fund	15

Investment income
Dividends (net of foreign withholding taxes of $9,945,878)	$88,546,726
Securities lending income, net	1,353,581
Income from affiliated securities	145,195

Total investment income	90,045,502

Expenses
Management fee	46,621,047
Administration fees
Class A	3,254,189
Class B	7,132
Class C	267,646
Class R6	16,555
Administrator Class	384,730
Institutional Class	2,453,156
Shareholder servicing fees
Class A	3,315,273
Class B	6,935
Class C	272,151
Administrator Class	831,033
Distribution fees
Class B	21,409
Class C	816,453
Custody and accounting fees	3,145,741
Professional fees	65,269
Registration fees	296,628
Shareholder report expenses	687,174
Trustees’ fees and expenses	11,513
Other fees and expenses	158,386

Total expenses	62,632,420
Less: Fee waivers and/or expense reimbursements	(716,732)

Net expenses	61,915,688

Net investment income	28,129,814

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(251,806,008)
Forward foreign currency contract transactions	104,391

Net realized losses on investments	(251,701,617)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(489,847,966)
Affiliated securities	908,438

Net change in unrealized gains (losses) on investments	(488,939,528)

Net realized and unrealized gains (losses) on investments	(740,641,145)

Net decrease in net assets resulting from operations	$(712,511,331)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$28,129,814		$29,047,921
Net realized gains (losses) on investments		(251,701,617)		21,339,971
Net change in unrealized gains (losses) on investments		(488,939,528)		(75,469,857)

Net decrease in net assets resulting from operations		(712,511,331)		(25,081,965)

Distributions to shareholders from
Net investment income
Class A		(9,924,128)		0
Class R6		(428,978)		(45,340)
Administrator Class		(2,112,578)		(1,783,180)
Institutional Class		(32,080,756)		(8,965,400)

Total distributions to shareholders		(44,546,440)		(10,793,920)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,081,212	353,509,537	32,727,297	667,582,307
Class B	251	4,375	783	13,808
Class C	176,868	2,961,953	586,118	10,456,764
Class R6	3,603,754	73,604,149	1,873,283	41,555,780
Administrator Class	4,842,916	101,861,997	13,152,480	287,170,895
Institutional Class	43,932,979	875,566,645	62,516,706	1,409,003,391

		1,407,508,656		2,415,782,945

Reinvestment of distributions
Class A	489,710	9,691,371	0	0
Class R6	20,724	428,978	2,064	45,340
Administrator Class	97,246	2,017,592	75,992	1,668,033
Institutional Class	1,420,577	29,405,954	367,774	8,083,670

		41,543,895		9,797,043

Payment for shares redeemed
Class A	(40,351,435)	(778,700,113)	(22,649,849)	(476,947,718)
Class B	(200,667)	(3,410,499)	(298,920)	(5,386,850)
Class C	(2,307,745)	(38,097,771)	(2,319,143)	(41,212,489)
Class R6	(211,230)	(4,141,231)	(489,299)	(10,990,607)
Administrator Class	(16,085,608)	(308,944,371)	(38,648,549)	(875,255,756)
Institutional Class	(61,121,682)	(1,222,764,057)	(29,608,625)	(662,852,447)

		(2,356,058,042)		(2,072,645,867)

Net increase (decrease) in net assets resulting from capital share transactions		(907,005,491)		352,934,121

Total increase (decrease) in net assets		(1,664,063,262)		317,058,236

Net assets
Beginning of period		5,046,601,527		4,729,543,291

End of period		$3,382,538,265		$5,046,601,527

Undistributed net investment income		$6,664,024		$23,514,409

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.44	$21.77	$20.48	$20.93	$21.65
Net investment income	0.08	0.07	0.02	0.10	0.08
Net realized and unrealized gains (losses) on investments	(3.29)	(0.40)	1.33	(0.19)	(0.80)

Total from investment operations	(3.21)	(0.33)	1.35	(0.09)	(0.72)
Distributions to shareholders from
Net investment income	(0.14)	0.00	(0.06)	(0.14)	(0.00)[1]
Net realized gains	0.00	0.00	0.00	(0.22)	0.00

Total distributions to shareholders	(0.14)	0.00	(0.06)	(0.36)	(0.00)[1]
Net asset value, end of period	$18.09	$21.44	$21.77	$20.48	$20.93
Total return[2]	(15.02)%	(1.52)%	6.62%	(0.31)%	(3.32)%
Ratios to average net assets (annualized)
Gross expenses	1.64%	1.64%	1.65%	1.67%	1.68%
Net expenses	1.64%	1.64%	1.65%	1.67%	1.68%
Net investment income	0.37%	0.36%	0.15%	0.51%	0.44%
Supplemental data
Portfolio turnover rate	8%	7%	13%	7%	5%
Net assets, end of period (000s omitted)	$873,992	$1,502,597	$1,306,269	$920,709	$917,633

[1]	Amount is less than $0.005.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.25	$18.67	$17.64	$18.06	$18.82
Net investment loss	(0.08)[1]	(0.08)[1]	(0.12)[1]	(0.05)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(2.77)	(0.34)	1.15	(0.15)	(0.68)

Total from investment operations	(2.85)	(0.42)	1.03	(0.20)	(0.76)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.22)	0.00
Net asset value, end of period	$15.40	$18.25	$18.67	$17.64	$18.06
Total return[2]	(15.62)%	(2.25)%	5.84%	(1.06)%	(4.04)%
Ratios to average net assets (annualized)
Gross expenses	2.38%	2.39%	2.39%	2.41%	2.43%
Net expenses	2.38%	2.39%	2.39%	2.41%	2.43%
Net investment loss	(0.46)%	(0.46)%	(0.64)%	(0.28)%	(0.39)%
Supplemental data
Portfolio turnover rate	8%	7%	13%	7%	5%
Net assets, end of period (000s omitted)	$1,453	$5,380	$11,071	$15,408	$21,652

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$18.11	$18.53	$17.51	$17.92	$18.68
Net investment loss	(0.06)[1]	(0.08)[1]	(0.11)[1]	(0.06)	(0.06)[1]
Net realized and unrealized gains (losses) on investments	(2.77)	(0.34)	1.13	(0.13)	(0.70)

Total from investment operations	(2.83)	(0.42)	1.02	(0.19)	(0.76)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.22)	0.00
Net asset value, end of period	$15.28	$18.11	$18.53	$17.51	$17.92
Total return[2]	(15.63)%	(2.27)%	5.83%	(1.01)%	(4.07)%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.39%	2.39%	2.42%	2.43%
Net expenses	2.39%	2.39%	2.39%	2.42%	2.43%
Net investment loss	(0.39)%	(0.42)%	(0.62)%	(0.24)%	(0.32)%
Supplemental data
Portfolio turnover rate	8%	7%	13%	7%	5%
Net assets, end of period (000s omitted)	$84,004	$138,169	$173,454	$183,471	$200,796

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R6	2015	2014	2013[1]
Net asset value, beginning of period	$22.53	$22.86	$20.89
Net investment income	0.19	0.21	0.01 [2]
Net realized and unrealized gains (losses) on investments	(3.46)	(0.44)	1.96

Total from investment operations	(3.27)	(0.23)	1.97
Distributions to shareholders from
Net investment income	(0.26)	(0.10)	0.00
Net asset value, end of period	$19.00	$22.53	$22.86
Total return[3]	(14.61)%	(1.01)%	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.17%	1.17%
Net expenses	1.18%	1.17%	1.17%
Net investment income	0.84%	0.88%	0.15%
Supplemental data
Portfolio turnover rate	8%	7%	13%
Net assets, end of period (000s omitted)	$95,190	$35,967	$4,809

[1]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.44	$22.79	$21.44	$21.90	$22.63
Net investment income	0.12 [1]	0.13 [1]	0.05	0.14	0.02
Net realized and unrealized gains (losses) on investments	(3.46)	(0.44)	1.40	(0.18)	(0.73)

Total from investment operations	(3.34)	(0.31)	1.45	(0.04)	(0.71)
Distributions to shareholders from
Net investment income	(0.11)	(0.04)	(0.10)	(0.20)	(0.02)
Net realized gains	0.00	0.00	0.00	(0.22)	0.00

Total distributions to shareholders	(0.11)	(0.04)	(0.10)	(0.42)	(0.02)
Net asset value, end of period	$18.99	$22.44	$22.79	$21.44	$21.90
Total return	(14.91)%	(1.36)%	6.83%	(0.13)%	(3.14)%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.48%	1.48%	1.47%	1.47%
Net expenses	1.48%	1.48%	1.48%	1.47%	1.47%
Net investment income	0.58%	0.57%	0.35%	0.72%	0.70%
Supplemental data
Portfolio turnover rate	8%	7%	13%	7%	5%
Net assets, end of period (000s omitted)	$181,224	$464,135	$1,050,660	$634,428	$529,083

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.52	$22.86	$21.50	$21.96	$22.66
Net investment income	0.17	0.15	0.11	0.22	0.16
Net realized and unrealized gains (losses) on investments	(3.45)	(0.40)	1.40	(0.22)	(0.81)

Total from investment operations	(3.28)	(0.25)	1.51	0.00	(0.65)
Distributions to shareholders from
Net investment income	(0.25)	(0.09)	(0.15)	(0.24)	(0.05)
Net realized gains	0.00	0.00	0.00	(0.22)	0.00

Total distributions to shareholders	(0.25)	(0.09)	(0.15)	(0.46)	(0.05)
Net asset value, end of period	$18.99	$22.52	$22.86	$21.50	$21.96
Total return	(14.66)%	(1.09)%	7.07%	0.13%	(2.89)%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.21%	1.22%	1.24%	1.24%
Net expenses	1.22%	1.21%	1.22%	1.24%	1.23%
Net investment income	0.82%	0.77%	0.57%	1.04%	0.93%
Supplemental data
Portfolio turnover rate	8%	7%	13%	7%	5%
Net assets, end of period (000s omitted)	$2,146,675	$2,900,353	$2,183,281	$1,176,567	$541,644

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes

24	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	25

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(433,759)	$433,759

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$10,889,490	$27,469,490	$223,167,755

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

26	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements
■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Argentina	$17,244,261	$0	$0	$17,244,261
Brazil	87,545,486	116,350,133	0	203,895,619
Chile	65,606,980	0	0	65,606,980
China	334,446,536	440,017,382	0	774,463,918
Colombia	18,777,888	0	0	18,777,888
Hong Kong	0	220,124,728	0	220,124,728
India	149,739,944	192,747,014	0	342,486,958
Indonesia	26,515,030	47,458,403	0	73,973,433
Malaysia	0	37,793,352	0	37,793,352
Mexico	371,842,055	0	0	371,842,055
Peru	9,766,276	0	0	9,766,276
Philippines	0	27,664,173	0	27,664,173
Russia	32,428,341	56,395,762	0	88,824,103
South Africa	9,094,876	141,840,576	0	150,935,452
South Korea	85,513,212	303,064,833	0	388,578,045
Taiwan	120,952,430	172,793,761	0	293,746,191
Thailand	66,407,043	50,031,829	0	116,438,872
Turkey	6,778,699	21,442,999	0	28,221,698
United Arab Emirates	0	3,219,466	0	3,219,466
United Kingdom	0	26,378,448	0	26,378,448

Convertible debentures	0	0	1,260	1,260

Preferred stocks
Brazil	4,332,600	50,019,116	0	54,351,716

Warrants
Malaysia	0	127,790	0	127,790

Short-term investments
Investment companies	62,554,744	114,754,652	0	177,309,396
Total assets	$1,469,546,401	$2,022,224,417	$1,260	$3,491,772,078

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $1,748,725,195 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services,

Notes to financial statements	Wells Fargo Emerging Markets Equity Fund	27

implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.15% and declining to 0.955% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 1.10% and declined to 0.925% as the average daily net assets of the Fund increased. From November 1, 2014 through February 28, 2015, Funds Management received an annual advisory fee which started at 1.10% and declined to 0.95% as the average daily net assets of the Fund increased. In addition prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31 2015, the management fee was equivalent to an annual rate of 1.05% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.61% for Class A shares, 2.36% for Class B shares, 2.36% for Class C shares, 1.18% for Class R6 shares, 1.49% for Administrator Class shares and 1.22% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.67% for Class A shares, 2.42% for Class B shares, 2.42% for Class C shares, 1.50% for Administrator Class shares and 1.23% for Institutional Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2015, Funds Distributor received $6,041 from the sale of Class A shares and $178 in contingent deferred sales charges from redemptions of Class C shares.

28	Wells Fargo Emerging Markets Equity Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $344,475,898 and $1,143,249,546, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
104 Corporation	1,655,000	0	0	1,655,000	$7,546,611	$0	$0

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2015, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $111,529 and $406,742 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $9,513 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $44,546,440 and $10,793,920 of ordinary income for the years ended October 31, 2015 and October 31, 2014, respectively.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$23,967,259	$(152,168,360)	$(261,526,735)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Emerging Markets Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

30	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $44,546,440 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

34	Wells Fargo Emerging Markets Equity Fund	Other information (unaudited)

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except the five- and ten-year periods. The Board also noted that the performance of the Fund was lower than its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review except the five- and ten-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to investment decisions and sector allocations that affected the Fund’s performance and of longer term outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to decrease net operating expense ratio caps for the Administrator Class, Institutional Class, Class A, Class B and Class C.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates of the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Fund	35

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Emerging Markets Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238507 12-15 A238/AR238 10-15

Annual Report

October 31, 2015

Wells Fargo

Emerging Markets Equity Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery.

Other major central banks, including the European Central Bank and the Bank of Japan, also continued to ease in order to support their respective economies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Markets Fund Equity Income for the 12-month period that ended October 31, 2015. The period was marked by continued low global interest rates and sluggish economic recovery in developed markets. However, the expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate, combined with signs of further quantitative easing from other central banks, depressed the prices of international assets for U.S. dollar–based investors.

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Economic data continued to indicate that the U.S. economy was in a sluggish but consistent recovery. For example, the U.S. unemployment rate eased from 5.8% at the beginning of the reporting period (November 2014) to 5.0% at the end (October 2015). Throughout the reporting period, the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, kept its key interest rate effectively at zero.

As the period progressed, various comments by Fed Chair Janet Yellen led investors to believe that the FOMC would soon raise its key federal funds rate. The FOMC remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The FOMC’s decision caused some uncertainty, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016.

In contrast, the People’s Bank of China (PBOC) continued to take several steps to support the slowing Chinese economy. In October 2015, the PBOC cut its benchmark one-year lending and deposit rates for the sixth time since November 2014 and trimmed the percentage of deposits that large banks need to hold as reserves for the fourth time. The moves were aimed at supporting the economy by encouraging lending. The PBOC’s actions tended to put pressure on the yuan versus foreign currencies, pressure that was only reinforced when the PBOC officially devalued the currency in August.

Other major central banks, including the European Central Bank and the Bank of Japan, also continued to ease in order to support their respective economies. The difference in policy between the Fed and other central banks led the U.S. dollar to appreciate against most major currencies, including most emerging markets currencies.

The year was a difficult one for emerging markets investing, marked by slower growth in China and a stronger dollar that depressed the returns of international assets.

Emerging markets faced a number of internal and external headwinds during the past 12 months. Internal factors included not only an economic slowdown in China—with the country’s annual growth rate dipping below 7% for the first time since 2009—but also persistent low prices for oil, natural gas, and industrial metals such as copper. Low oil and commodity prices weakened the economies of commodity producers, including Brazil, which also grappled with a political scandal involving corruption at its state-owned oil firm. Among external factors, global investors continued to worry about the timing of the first rate hike in the U.S. since 2006. The prospect for a U.S. rate hike led to a stronger U.S. dollar; given that many emerging markets have issued U.S. dollar–denominated debt, dollar strength could make it more difficult for emerging countries to repay their creditors.

Letter to shareholders (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	3

As measured in local currency, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net)1 lost 3.47% for the 12-month period, reflecting the headwinds in emerging markets. However, in U.S. dollar terms—the relevant return for U.S. dollar–based investors—the index declined 14.53% for the reporting period. This difference in returns highlights the dollar’s strength during the reporting period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[1]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 20151

		Including sales charge		Excluding sales charge		Expense ratios[2] (%)
	Inception date	1 year	Since Inception	1 year	Since Inception	Gross	Net[3]
Class A (EQIAX )	5-31-2012	(15.48)	2.26	(10.34)	4.04	2.03	1.66
Class C (EQICX)	5-31-2012	(11.83)	3.29	(10.95)	3.29	2.78	2.41
Class R (EQIHX)	9-30-2015	–	–	(10.58)	3.78	2.28	1.91
Class R6 (EQIRX)	9-30-2015	–	–	(10.04)	4.44	1.60	1.21
Administrator Class (EQIDX)	5-31-2012	–	–	(10.12)	4.27	1.95	1.46
Institutional Class (EQIIX)	5-31-2012	–	–	(9.95)	4.47	1.70	1.26
MSCI Emerging Markets Index (Net)[4]	–	–	–	(14.53)	0.56	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 29, 2016 (February 28, 2017 for Class R and Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.65% for Class A, 2.40% for Class C, 1.90% for Class R, 1.20% for Class R6, 1.45% for Administrator Class, and 1.25% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares since inception with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period that ended October 31, 2015.

■	Overall stock selection contributed to relative returns for the period. However, an underweight to the information technology (IT) and health care sectors detracted from relative returns.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in China/Hong Kong, Mexico, and Brazil. Unfavorable stock selection in South Africa and the Philippines detracted from relative performance, as did underweight positions to India and South Korea.

The Fund outperformed its benchmark during a volatile market.

During the 12-month period, returns in emerging markets fluctuated as a result of factors that included fears of slowing Chinese growth, the pace of reforms in India and Indonesia, the ongoing Russia/Ukraine crisis, political concerns in Brazil, and the probable effect of rising interest rates in the United States. Against that backdrop, stock selection in industrials, consumer discretionary, and telecommunication services aided relative results. On the opposite side of the spectrum, an underweight to IT and unfavorable stock selection in that sector detracted from relative results. An underweight to health care also detracted because the sector significantly outperformed for the reporting period.

Outperformance in the industrials sector primarily was driven by the Fund’s exposure to transportation infrastructure stocks such as Mexico’s Grupo Aeroportuario del Pacifico, S.A.B. de C.V., and Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., as well as Malaysia’s Westports Holdings Bhd.* and Hong Kong–headquartered COSCO Pacific Limited. The textiles apparel and luxury goods industry was a key driver in the consumer discretionary sector, with the Fund benefiting from investments in ANTA Sports Products Limited,* Texwinca Holdings Limited, and Yue Yuen Industrial (Holdings) Limited.*

Ten largest holdings (%) as of October 31, 2015[6]
China Mobile Limited	3.07
Industrial & Commercial Bank of China Limited H Shares	2.18
China Construction Bank H Shares	2.15
PT Telekomunikasi Indonesia Persero Tbk	1.96
Grupo Aeroportuario del Centro Norte SAB de CV	1.87
Grupo Aeroportuario del Pacifico SAB de CV	1.86
Grupo Financiero Santander SAB de CV Class B	1.79
SK Telecom Company Limited ADR	1.75
HSBC Bank plc (Coal India Limited)	1.68
COSCO Pacific Limited	1.67

Sector distribution as of October 31, 2015[7]

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	7

Country allocation as of October 31, 2015[7]

On a country basis, notable areas of success included China/Hong Kong, Mexico, and Brazil. In China/Hong Kong, the Fund benefited from holdings in the industrials and materials sectors. In Mexico, the Fund also benefited from holdings in the industrials sector, principally two airport companies. In Brazil, the avoidance of the energy sector was a primary contributor to returns, as was the general underweight to the country leading up to Standard & Poor’s downgrade of the country’s sovereign credit rating to junk status.

Our investment outlook on the emerging markets region remains positive.

China has entered into an easing cycle, with further reduction in interest rates and reserve requirement ratios and more targeted quantitative measures most likely in store for the rest of the year. We have become more cautious on China on the back of the government’s poor handling of stock market intervention and of the Tianjin explosions. We continue to prefer secular growth sectors, companies that benefit from reform of state-owned enterprises, and companies delivering rising profitability on lower commodity and financing costs.

We are underweight South Korea and are monitoring the two main issues of its currency and the state of its IT sector. We will look for sustainable earnings stories in South Korea in order to selectively increase our exposure. The Indian market remained quite resilient despite a sell-off in the rest of emerging Asia. We see some positive signs in India, such as an easing of inflation and increasing tax receipts. The Indonesian market will likely move in line with government policy actions because government reform remains an important theme in the market. In both India and Indonesia, the sustained decline in the oil price is particularly helpful to government budgets as well as to consumption trends.

Latin America is facing another year of decelerating economic growth. We perceive the limits for faster growth to be cyclical in Mexico, Peru, and Colombia. Conversely, we believe the growth gap in Brazil and Chile to be structural. We have negatively changed our stance on Brazil to reflect our belief that risks in that market now outweigh the rewards due to a longer-than-expected timeline for its macroeconomic recovery. Despite the depressed price of crude oil, Mexico’s economic outlook stands out because of its diversification and the visibility of its economic policies.
In the Europe, Middle East, and Africa (EMEA) region, investors assume that Western sanctions against Russia will remain for the foreseeable future. However, Russia’s active military involvement in the Middle East had the potential to change the geopolitical picture in the region and the relationship with the West. In Poland, we expect an introduction of sectoral taxes and additional spending following the completion of parliamentary elections. By contrast, we had a higher level of uncertainty about Turkey as the country headed into yet another round of parliamentary elections in early November. Given many EMEA markets’ recent corrections and further currency adjustments, we will be looking for select opportunities in the region, driven by company-specific stories.

We maintain our view that while all countries face some sort of challenge, some appear to be fundamentally attractive but others seem to have more serious structural problems. We believe that market corrections allow the markets to clear and reset where necessary, and the dividend yields on the Fund’s holdings should help dampen volatility. This type of market requires close scrutiny of company fundamentals but also can lead to longer-term opportunities.

Please see footnotes on page 5.

8	Wells Fargo Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$864.02	$7.75	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$860.70	$11.26	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class R
Actual	$1,000.00	$862.25	$8.92	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65	1.90%
Class R6
Actual	$1,000.00	$864.97	$5.64	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Administrator Class
Actual	$1,000.00	$864.80	$6.82	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$865.76	$5.88	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Common Stocks: 83.53%

Brazil: 3.03%
Ambev SA (Consumer Staples, Beverages)	431,100	$2,133,162
Cielo SA (Information Technology, IT Services)	125,200	1,188,480
Fpc Par Corretora de Seguros SA (Financials, Insurance)	135,543	379,319
Valid Solucoes SA (Industrials, Commercial Services & Supplies)	234,068	2,657,237

		6,358,198

Cayman Islands: 0.99%
KWG Property Holding Limited (Financials, Real Estate Management & Development)	2,897,500	2,089,306

Chile: 1.06%
Aguas Andinas SA Class A (Utilities, Water Utilities)	4,259,473	2,228,193

China: 14.02%
Agricultural Bank of China Limited H Shares (Financials, Banks)	2,021,000	826,408
Bank of China Limited H Shares (Financials, Banks)	3,416,000	1,610,853
Beijing Capital International Airport Company Limited H Shares (Industrials, Transportation Infrastructure)	1,382,000	1,479,222
China BlueChemical Limited H Shares (Materials, Chemicals)	2,748,000	819,578
China Construction Bank H Shares (Financials, Banks)	6,218,000	4,506,532
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	538,000	6,450,558
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	4,455,600	3,211,793
China State Construction International Holdings Limited (Industrials, Construction & Engineering)	710,000	1,077,353
Huaneng Power International Incorporated H Shares (Utilities, Independent Power & Renewable Electricity Producers)	1,256,000	1,359,796
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	7,232,000	4,587,294
PetroChina Company Limited H Shares (Energy, Oil, Gas & Consumable Fuels)	3,426,000	2,682,228
Qinhuangdao Port Company H Shares Limited (Industrials, Transportation Infrastructure)	1,720,500	825,917

		29,437,532

Czech Republic: 1.50%
Komercni Banka AS (Financials, Banks)	15,217	3,153,535

Hong Kong: 6.54%
China Power International Development Limited (Utilities, Independent Power & Renewable Electricity Producers)	4,978,000	3,128,333
COSCO Pacific Limited (Industrials, Transportation Infrastructure) (a)	2,715,517	3,513,081
Far East Horizon Limited (Financials, Diversified Financial Services)	1,132,000	941,569
Franshion Properties China Limited (Financials, Real Estate Management & Development)	5,368,000	1,478,483
Nagacorp Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,910,000	2,057,952
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,690,000	2,617,857

		13,737,275

Indonesia: 4.51%
PT Bank Rakyat Indonesia Tbk (Financials, Banks)	1,570,900	1,202,297
PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples, Tobacco)	296,000	1,987,192
PT Indo Tambangraya Megah Tbk (Energy, Oil, Gas & Consumable Fuels)	876,200	540,145
PT Indocement Tunggal Prakarsa Tbk (Materials, Construction Materials)	491,100	642,319
PT Perusahaan Gas Negara Persero Tbk (Utilities, Gas Utilities)	4,506,100	984,218
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	21,021,000	4,124,059

		9,480,230

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Malaysia: 2.03%
Malakoff Corporation Bhd (Utilities, Independent Power & Renewable Electricity Producers)	3,678,275	$1,461,694
Telecom Malaysia Bhd (Telecommunication Services, Diversified Telecommunication Services)	1,179,681	1,829,971
Tenaga Nasional Bhd (Utilities, Electric Utilities)	329,800	969,375

		4,261,040

Mexico: 8.69%
Bolsa Mexicana de Valores SAB de CV (Financials, Diversified Financial Services)	816,862	1,364,915
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	765,484	3,931,738
Grupo Aeroportuario del Pacifico SAB de CV (Industrials, Transportation Infrastructure)	432,425	3,900,197
Grupo Financiero Santander SAB de CV Class B (Financials, Banks)	2,041,879	3,751,772
Macquarie Mexico Real Estate Management SA de CV (Financials, REITs) 144A	1,980,542	2,740,994
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	966,394	2,559,647

		18,249,263

Panama: 1.95%
Banco Latinoamericano de Comercio Exterior SA (Financials, Banks)	72,575	1,961,702
Copa Holdings SA Class A (Industrials, Airlines)	42,021	2,122,901

		4,084,603

Philippines: 1.33%
Premium Leisure Corporation (Financials, Diversified Financial Services)	52,610,000	1,276,611
Semirara Mining and Power Corporation (Energy, Oil, Gas & Consumable Fuels)	526,920	1,506,288

		2,782,899

Poland: 1.13%
Asseco Poland SA (Information Technology, Software)	160,653	2,371,349

Qatar: 0.84%
Industries Qatar (Industrials, Industrial Conglomerates)	52,127	1,760,607

Russia: 1.60%
MegaFon OAO (Telecommunication Services, Wireless Telecommunication Services)	145,107	1,868,945
Tatneft ADR (Energy, Oil, Gas & Consumable Fuels)	48,537	1,496,809

		3,365,754

Singapore: 5.16%
Asian Pay Television Trust (Consumer Discretionary, Media)	3,986,100	2,244,855
CapitaRetail China Trust (Financials, REITs)	949,200	1,027,619
Hutchison Port Holdings Trust (Industrials, Transportation Infrastructure)	3,242,200	1,795,712
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	86,800	2,009,663
Lippo Malls Indonesia Retail Trust (Financials, REITs)	1,180,000	269,541
Singapore Telecommunications Limited (Telecommunication Services, Diversified Telecommunication Services)	1,224,800	3,479,966

		10,827,356

South Africa: 5.26%
Barclays Africa Group Limited (Financials, Banks)	186,011	2,383,888
FirstRand Limited (Financials, Diversified Financial Services)	283,973	1,040,573
MMI Holdings Limited (Financials, Insurance)	668,384	1,212,880
Reunert Limited (Industrials, Industrial Conglomerates)	442,599	2,158,146
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	26,984	864,612

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Emerging Markets Equity Income Fund	11

Security name	Shares	Value

South Africa (continued)
Truworths International Limited (Consumer Discretionary, Specialty Retail)	212,298	$1,436,371
Vodacom Group Proprietary Limited (Consumer Discretionary, Media)	180,373	1,948,232

		11,044,702

South Korea: 8.80%
Grand Korea Leisure Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	23,069	641,286
Hite Jinro Company Limited (Consumer Staples, Beverages)	46,013	922,670
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	54,373	2,017,436
Korea Electric Power Corporation (Utilities, Electric Utilities)	69,850	3,144,966
Korea Reinsurance Company (Financials, Insurance)	131,615	1,569,133
KT&G Corporation (Consumer Staples, Tobacco)	9,599	959,858
Macquarie Korea Infrastructure Fund (Financials, Capital Markets)	346,433	2,431,002
POSCO (Materials, Metals & Mining)	19,360	3,113,298
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	156,301	3,682,452

		18,482,101

Taiwan: 12.55%
Advanced Semiconductor Engineering Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,707,000	1,970,654
Cathay Financial Holding Company Limited (Financials, Insurance)	731,000	1,041,233
Chicony Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	1,138,972	2,710,843
Chunghwa Telecom Company Limited (Telecommunication Services, Diversified Telecommunication Services)	405,000	1,240,863
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	139,000	682,890
CTBC Financial Holding Company Limited (Financials, Banks)	1,772,380	971,009
CTCI Corporation (Industrials, Construction & Engineering)	822,000	1,070,110
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	272,000	1,383,007
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,098,300	2,919,346
King Yuan Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	1,408,000	898,564
Merida Industry Company Limited (Consumer Discretionary, Leisure Products)	166,000	970,212
Namchow Chemical Industrial Company Limited (Consumer Staples, Food Products)	399,000	864,943
Nan Ya Plastics Corporation (Materials, Chemicals)	535,000	1,061,619
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	2,140,000	2,827,452
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	490,000	2,064,696
Teco Electric & Machinery Company Limited (Industrials, Electrical Equipment)	1,197,000	1,043,271
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	839,536	1,553,142
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,022,000	1,066,428

		26,340,282

Thailand: 1.07%
Land & Houses PCL (Financials, Real Estate Management & Development)	4,213,100	1,011,265
Major Cineplex Group PCL (Consumer Discretionary, Media)	1,407,500	1,226,752

		2,238,017

Turkey: 1.47%
Emlak Konut Gayrimenkul Yati (Financials, REITs)	1,094,692	1,060,457
Tupras Turkiye Petrol Rafinerileri AS (Energy, Oil, Gas & Consumable Fuels) †	76,683	2,023,506

		3,083,963

Total Common Stocks (Cost $184,074,204)		175,376,205

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2015

Security name		Expiration date	Shares	Value

Participation Notes: 8.87%

China: 1.96%
HSBC Bank plc (China Vanke Company Limited Class A) (Financials, Real Estate Management & Development) †		2-11-2019	1,333,000	$2,880,738
HSBC Bank plc (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		10-28-2020	262,622	379,059
Standard Chartered Bank (Daqin Railway Company Limited Class A) (Industrials, Road & Rail) †		3-30-2016	584,000	842,925

				4,102,722

India: 6.91%
HSBC Bank plc (Bharti Infratel Limited) (Telecommunication Services, Wireless Telecommunication Services) †		11-22-2023	325,133	1,934,948
HSBC Bank plc (Bharti Infratel Limited) (Telecommunication Services, Wireless Telecommunication Services) †		10-1-2018	73,027	434,602
HSBC Bank plc (Coal India Limited) (Materials, Metals & Mining) †		11-2-2020	720,606	3,527,172
HSBC Bank plc (Credit Analysis & Research) (Financials, Diversified Financial Services) †		5-2-2024	94,568	1,880,624
HSBC Bank plc (Gujarat Pipavav Limited) (Industrials, Marine) †		3-3-2025	354,537	875,276
HSBC Bank plc (Hero Motorcorp) (Industrials, Automobiles) †		7-29-2019	34,530	1,363,849
HSBC Bank plc (Hexaware Technologies Limited) (Financials, Diversified Financial Services) †		5-12-2016	515,674	1,893,261
HSBC Bank plc (NTPC Limited) (Utilities, Electric Utilities) †		5-6-2024	268,653	545,889
HSBC Bank plc (Oil & Natural Gas Corporation Limited) (Energy, Oil, Gas & Consumable Fuels) †		1-10-2024	294,051	1,111,082
HSBC Bank plc (Power Finance Corporation) (Financials, Diversified Financial Services) †		10-28-2020	258,077	946,919

				14,513,622

Total Participation Notes (Cost $20,243,710)				18,616,344

Exchange-Traded Funds: 1.53%

United States: 1.53%
Market Vectors Russia ETF			191,794	3,204,878

Total Exchange-Traded Funds (Cost $3,371,317)				3,204,878

	Yield
Short-Term Investments: 5.19%

Investment Companies: 5.19%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16%		10,906,978	10,906,979

Total Short-Term Investments (Cost $10,906,979)				10,906,979

Total investments in securities (Cost $218,596,210) *	97.59%	208,104,406
Other assets and liabilities, net	2.41	1,850,279

Total net assets	100.00%	$209,954,685

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

*	Cost for federal income tax purposes is $219,248,480 and unrealized gains (losses) consists of:

Gross unrealized gains	$5,406,863
Gross unrealized losses	(16,550,937)

Net unrealized losses	$(11,144,074)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015	Wells Fargo Emerging Markets Equity Income Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $207,689,231)	$197,197,427
In affiliated securities, at value (cost $10,906,979)	10,906,979

Total investments, at value (cost $218,596,210)	208,104,406
Cash	8,555
Foreign currency, at value (cost $293,252)	292,241
Receivable for investments sold	1,893,321
Receivable for Fund shares sold	2,935,626
Receivable for dividends	78,029
Prepaid expenses and other assets	75,982

Total assets	213,388,160

Liabilities
Payable for investments purchased	2,892,152
Payable for Fund shares redeemed	308,375
Management fee payable	157,642
Distribution fees payable	6,832
Administration fees payable	25,533
Accrued expenses and other liabilities	42,941

Total liabilities	3,433,475

Total net assets	$209,954,685

NET ASSETS CONSIST OF
Paid-in capital	$227,992,639
Undistributed net investment income	85,687
Accumulated net realized losses on investments	(7,633,349)
Net unrealized losses on investments	(10,490,292)

Total net assets	$209,954,685

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$22,865,641
Shares outstanding – Class A1	2,293,445
Net asset value per share – Class A	$9.97
Maximum offering price per share – Class A2	$10.58
Net assets – Class C	$10,189,659
Shares outstanding – Class C1	1,025,233
Net asset value per share – Class C	$9.94
Net assets – Class R	$26,476
Shares outstanding – Class R1	2,649
Net asset value per share – Class R	$9.99
Net assets – Class R6	$26,493
Shares outstanding – Class R6[1]	2,656
Net asset value per share – Class R6	$9.97
Net assets – Administrator Class	$43,928,116
Shares outstanding – Administrator Class[1]	4,393,839
Net asset value per share – Administrator Class	$10.00
Net assets – Institutional Class	$132,918,300
Shares outstanding – Institutional Class[1]	13,317,405
Net asset value per share – Institutional Class	$9.98

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Markets Equity Income Fund	Statement of operations—year ended October 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $521,968)	$5,061,534
Income from affiliated securities	4,560

Total investment income	5,066,094

Expenses
Management fee	1,513,861
Administration fees
Fund level	36,155
Class A	45,149
Class C	20,632
Class R	5 [1]
Class R6	1 [1]
Administrator Class	50,404
Institutional Class	66,845
Shareholder servicing fees
Class A	46,988
Class C	21,511
Class R	6 [1]
Administrator Class	112,772
Distribution fees
Class C	64,534
Class R	6 [1]
Custody and accounting fees	150,808
Professional fees	49,014
Registration fees	74,536
Shareholder report expenses	18,324
Trustees’ fees and expenses	21,433
Interest expense	1,472
Other fees and expenses	21,558

Total expenses	2,316,014
Less: Fee waivers and/or expense reimbursements	(365,325)

Net expenses	1,950,689

Net investment income	3,115,405

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(5,869,275)
Forward foreign currency contract transactions	16,010

Net realized losses on investments	(5,853,265)

Net change in unrealized gains (losses) on investments	(14,976,313)

Net realized and unrealized gains (losses) on investments	(20,829,578)

Net decrease in net assets resulting from operations	$(17,714,173)

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Emerging Markets Equity Income Fund	15

	Year ended October 31, 2015			Year ended October 31, 2014

Operations
Net investment income			$3,115,405		$2,263,545
Net realized losses on investments			(5,853,265)		(1,885,047)
Net change in unrealized gains (losses) on investments			(14,976,313)		3,323,488

Net increase (decrease) in net assets resulting from operations			(17,714,173)		3,701,986

Distributions to shareholders from
Net investment income
Class A			(384,317)		(365,935)
Class C			(127,515)		(99,761)
Class R			(10)[1]		N/A
Class R6			(19)[1]		N/A
Administrator Class			(1,016,111)		(734,156)
Institutional Class			(1,553,325)		(960,146)
Net realized gains
Class A			0		(297,936)
Class C			0		(99,039)
Administrator Class			0		(465,603)
Institutional Class			0		(190,076)

Total distributions to shareholders			(3,081,297)		(3,212,652)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	1,696,774		18,394,271	1,137,117	12,671,376
Class C	795,767		8,556,504	413,136	4,655,213
Class R	2,648	[1]	25,000 [1]	N/A	N/A
Class R6	2,654	[1]	25,000 [1]	N/A	N/A
Administrator Class	5,721,244		61,488,744	4,410,592	50,555,968
Institutional Class	12,481,918		130,171,618	5,192,856	56,567,470

			218,661,137		124,450,027

Reinvestment of distributions
Class A	36,083		380,492	58,552	659,941
Class C	11,577		122,069	17,625	198,800
Class R	1	[1]	10 [1]	N/A	N/A
Class R6	2	[1]	19 [1]	N/A	N/A
Administrator Class	94,283		997,261	102,116	1,157,719
Institutional Class	77,609		795,126	76,117	868,402

			2,294,977		2,884,862

Payment for shares redeemed
Class A	(675,914)		(7,063,488)	(693,777)	(8,135,229)
Class C	(346,771)		(3,609,550)	(38,131)	(422,208)
Administrator Class	(6,081,753)		(63,197,111)	(999,004)	(11,045,099)
Institutional Class	(2,337,484)		(24,746,171)	(2,688,911)	(30,101,322)

			(98,616,320)		(49,703,858)

Net increase in net assets resulting from capital share transactions			122,339,794		77,631,031

Total increase in net assets			101,544,324		78,120,365

Net assets
Beginning of period			108,410,361		30,289,996

End of period			$209,954,685		$108,410,361

Undistributed net investment income			$85,687		$233,041

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012[1]
Net asset value, beginning of period	$11.33	$11.79	$11.17	$10.00
Net investment income	0.20	0.33	0.31	0.13
Net realized and unrealized gains (losses) on investments	(1.36)	(0.11)	0.88	1.15

Total from investment operations	(1.16)	0.22	1.19	1.28
Distributions to shareholders from
Net investment income	(0.20)	(0.31)	(0.34)	(0.11)
Net realized gains	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.20)	(0.68)	(0.57)	(0.11)
Net asset value, end of period	$9.97	$11.33	$11.79	$11.17
Total return[2]	(10.34)%	2.05%	10.94%	12.80%
Ratios to average net assets (annualized)
Gross expenses	1.89%	2.09%	2.88%	4.29%
Net expenses	1.65%	1.65%	1.65%	1.65%
Net investment income	2.22%	3.12%	2.64%	2.94%
Supplemental data
Portfolio turnover rate	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$22,866	$14,010	$8,658	$628

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012[1]
Net asset value, beginning of period	$11.32	$11.79	$11.16	$10.00
Net investment income	0.14	0.23	0.22	0.10
Net realized and unrealized gains (losses) on investments	(1.38)	(0.08)	0.89	1.13

Total from investment operations	(1.24)	0.15	1.11	1.23
Distributions to shareholders from
Net investment income	(0.14)	(0.25)	(0.25)	(0.07)
Net realized gains	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.14)	(0.62)	(0.48)	(0.07)
Net asset value, end of period	$9.94	$11.32	$11.79	$11.16
Total return[2]	(10.95)%	1.27%	10.11%	12.49%
Ratios to average net assets (annualized)
Gross expenses	2.64%	2.83%	3.81%	5.03%
Net expenses	2.40%	2.40%	2.40%	2.41%
Net investment income	1.45%	2.17%	1.80%	2.24%
Supplemental data
Portfolio turnover rate	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$10,190	$6,390	$2,028	$562

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R	Year ended October 31, 2015[1]
Net asset value, beginning of period	$9.44
Net investment loss	(0.01)[2]
Net realized and unrealized gains (losses) on investments	0.56

Total from investment operations	0.55
Distributions to shareholders from
Net investment income	(0.00)[3]
Net asset value, end of period	$9.99
Total return[4]	5.87%
Ratios to average net assets (annualized)
Gross expenses	2.10%
Net expenses	1.90%
Net investment loss	(0.90)%
Supplemental data
Portfolio turnover rate	84%
Net assets, end of period (000s omitted)	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Calculated based upon average shares outstanding.

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	19

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2015[1]
Net asset value, beginning of period	$9.42
Net investment loss	(0.00)[2,3]
Net realized and unrealized gains (losses) on Investments	0.56

Total from investment operations	0.56
Distributions to shareholders from
Net investment income	(0.01)
Net asset value, end of period	$9.97
Total return[4]	5.91%
Ratios to average net assets (annualized)
Gross expenses	1.40%
Net expenses	1.20%
Net investment loss	(0.19)%
Supplemental data
Portfolio turnover rate	84%
Net assets, end of period (000s omitted)	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Amount is less than $0.005.

[3]	Calculated based upon average shares outstanding.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012[1]
Net asset value, beginning of period	$11.35	$11.80	$11.17	$10.00
Net investment income	0.23	0.33 [2]	0.32	0.14
Net realized and unrealized gains (losses) on investments	(1.37)	(0.08)	0.89	1.14

Total from investment operations	(1.14)	0.25	1.21	1.28
Distributions to shareholders from
Net investment income	(0.21)	(0.33)	(0.35)	(0.11)
Net realized gains	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.21)	(0.70)	(0.58)	(0.11)
Net asset value, end of period	$10.00	$11.35	$11.80	$11.17
Total return[2]	(10.12)%	2.30%	11.13%	12.89%
Ratios to average net assets (annualized)
Gross expenses	1.76%	1.91%	2.94%	4.14%
Net expenses	1.45%	1.45%	1.45%	1.45%
Net investment income	2.38%	2.89%	2.70%	3.17%
Supplemental data
Portfolio turnover rate	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$43,928	$52,896	$13,527	$5,285

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Markets Equity Income Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012[1]
Net asset value, beginning of period	$11.34	$11.79	$11.17	$10.00
Net investment income	0.25 [2]	0.35	0.34	0.15
Net realized and unrealized gains (losses) on investments	(1.36)	(0.07)	0.89	1.14

Total from investment operations	(1.11)	0.28	1.23	1.29
Distributions to shareholders from
Net investment income	(0.25)	(0.36)	(0.38)	(0.12)
Net realized gains	0.00	(0.37)	(0.23)	0.00

Total distributions to shareholders	(0.25)	(0.73)	(0.61)	(0.12)
Net asset value, end of period	$9.98	$11.34	$11.79	$11.17
Total return[3]	(9.95)%	2.52%	11.32%	12.98%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.62%	2.74%	3.92%
Net expenses	1.25%	1.25%	1.25%	1.25%
Net investment income	2.41%	3.69%	2.88%	3.39%
Supplemental data
Portfolio turnover rate	84%	91%	85%	39%
Net assets, end of period (000s omitted)	$132,918	$35,114	$6,077	$5,082

[1]	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

[2]	Calculated based upon average shares outstanding.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	23

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values

24	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(181,462)	$181,462

As of October 31, 2015, the Fund had capital loss carryforwards which consist of $5,052,990, in short-term capital losses and $1,973,419 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Brazil	$0	$6,358,198	$0	$6,358,198
Cayman Islands	0	2,089,306	0	2,089,306
Chile	2,228,193	0	0	2,228,193
China	0	29,437,532	0	29,437,532
Czech Republic	0	3,153,535	0	3,153,535
Hong Kong	0	10,224,194	3,513,081	13,737,275
Indonesia	0	9,480,230	0	9,480,230
Malaysia	0	4,261,040	0	4,261,040
Mexico	18,249,263	0	0	18,249,263
Panama	4,084,603	0	0	4,084,603
Philippines	0	2,782,899	0	2,782,899
Poland	0	2,371,349	0	2,371,349
Qatar	0	1,760,607	0	1,760,607
Russia	0	3,365,754	0	3,365,754
Singapore	269,541	10,557,815	0	10,827,356
South Africa	2,158,146	8,886,556	0	11,044,702
South Korea	9,090,748	9,391,353	0	18,482,101
Taiwan	1,553,142	24,787,140	0	26,340,282
Thailand	1,226,752	1,011,265	0	2,238,017
Turkey	0	3,083,963	0	3,083,963

Participation notes
China	0	4,102,722	0	4,102,722
India	0	14,513,622	0	14,513,622

Exchange-traded funds
United States	3,204,878	0	0	3,204,878

Short-term investments
Investment companies	10,906,979	0	0	10,906,979
Total assets	$52,972,245	$151,619,080	$3,513,081	$208,104,406

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $62,239,267 were transferred from Level 1 to Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common stocks
Balance as of October 31, 2014	$0
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	0
Purchases	0
Sales	0
Transfers into Level 3	3,513,081
Transfers out of Level 3	0
Balance as of October 31, 2015	$3,513,081
Change in unrealized gains (losses) relating to securities still held at October 31, 2015	$0

Due to lack of market activity, the investment type categorized above was valued using the last observed traded price.

26	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 1.15% and declining to 0.955% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 1.10% and declined to 0.925% as the average daily net assets of the Fund increased. From November 1, 2014 through February 28, 2015, Funds Management received an annual advisory fee which started at 1.10% and declined to 0.95% as the average daily net assets of the Fund increased. In addition, prior to July 1, 2015, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 1.15% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Class R	0.21	N/A
Class R6	0.03	N/A
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Notes to financial statements	Wells Fargo Emerging Markets Equity Income Fund	27

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.65%	February 29, 2016
Class C	2.40%	February 29, 2016
Class R	1.90%	February 28, 2017
Class R6	1.20%	February 28, 2017
Administrator Class	1.45%	February 29, 2016
Institutional Class	1.25%	February 29, 2016

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2015, Funds Distributor received $21,718 from the sale of Class A shares and $40 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $223,072,064 and $106,288,124, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes. As of October 31, 2015, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $159,270 and $90,940 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $276 in commitment fees.

During the year ended October 31, 2015, the Fund had average borrowings outstanding of $107,445 (on an annualized basis) at an average rate of 1.37% and paid interest in the amount of $1,472.

28	Wells Fargo Emerging Markets Equity Income Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	Year ended October 31
	2015	2014
Ordinary income	$3,081,297	$2,947,712
Long-term capital gain	0	264,940

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$129,503	$(11,141,048)	$(7,026,409)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. SUBSEQUENT DISTRIBUTIONS

On November 23, 2015, the Fund declared distributions from net investment income to shareholders of record on November 20, 2015. The per share amounts payable on November 24, 2015 were as follows:

Class A	$0.00512
Class C	0.00269
Class R	0.00273
Class R6	0.00666
Administrator Class	0.00535
Institutional Class	0.00630

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Emerging Markets Equity Income Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and the period from May 31, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Emerging Markets Equity Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended and the period from May 31, 2012 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

30	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,975,778 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.
***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

34	Wells Fargo Emerging Markets Equity Income Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the first quarter of 2015. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI Emerging Markets Index (Net), for all periods under review except the first quarter of 2015.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were higher than the average rates for the Fund’s expense Groups for all share classes. However, the Board also noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Emerging Markets Equity Income Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Emerging Markets Equity Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238508 12-15 A262/AR262 10-15

Annual Report

October 31, 2015

Wells Fargo Global Opportunities Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Signs of encouragement in the eurozone were more than offset by slowing economic growth in China.

The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Opportunities Fund for the 12-month period that ended October 31, 2015. During the period, investors confronted concerns about slowing economic growth in China and a dramatic rise and fall in the country’s equity markets, diverging central bank policies globally, contentious negotiations to refinance Greece’s sovereign debt, low commodity prices, and ongoing currency volatility. These disparate influences tended to obscure improving economic data in the U.S. and several developed European countries.

Low commodity prices and slower global growth overshadowed improved economic data.

In Europe, the eurozone’s largest economies—France, Germany, Italy, and Spain—reported gross domestic product (GDP) growth on an annualized basis for the second quarter of 2015, although results were uneven for smaller, developing economies in the region. While annualized GDP growth slowed in the third quarter in the eurozone overall, it remained positive. Signs of encouragement in the eurozone were more than offset by slowing economic growth in China. China posted third-quarter GDP growth of 6.9%. While that pace might be envied by other developed economies, it is below levels many investors have come to expect from China. Furthermore, the government indicated the full-year growth target of 7% may not be met.

Stocks generally moved higher in April and early May 2015 before events served to discourage equity investors as summer advanced. The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015. At the same time, the value of the U.S. dollar increased relative to other currencies, particularly those in emerging markets. Both conditions concerned investors. Sustained low oil, natural gas, and other commodity prices hampered economies in several emerging markets. Slowed commodity consumption among developed markets also suggested a deceleration of global growth.

Global central bank policies diverge.

After ending its quantitative easing-related bond-buying program toward the end of 2014, the U.S. Federal Reserve (Fed) signaled its intention to increase the federal funds rate. However, concerns about slowing growth, particularly in emerging markets, prompted the Fed to defer an interest-rate increase. Investors globally fell into a holding pattern at times as they tried to anticipate the Fed’s next move. Meanwhile, the Bank of Japan announced in October 2014 significant expansion of its economic stimulus programs to include additional injections of liquidity into the economy through bond purchases. In addition, the Government Pension Investment Fund announced plans to reduce government bond investments and direct those assets to investments in the Japanese stock market. The People’s Bank of China also took initiatives to spur economic growth by cutting interest rates for the sixth time in less than a year in October 2015; lowering bank reserve requirements to encourage lending; and allowing the renminbi to depreciate to support exports and to advance government efforts to transition to a more market-driven economy.

During the summer of 2015, the Hang Seng Index1 in Hong Kong experienced a dramatic decline after a similarly dramatic ascent during late 2014 and early 2015, falling to levels not seen since 2013. Contentious negotiations between Greece and its debtors to refinance the country’s sovereign debt also concerned investors during June 2015. After weeks of stalemated negotiations, the government

[1]	The Hang Seng Index is a free-float-adjusted market-capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Global Opportunities Fund	3

accepted additional spending reductions in order to secure new loan agreements. Developed European and Asian equity markets, as measured by Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),2 returned -0.07% for the 12-month period that ended October 31, 2015.

The effect of slowing growth in China, a stronger U.S. dollar, and stubbornly low prices for oil, natural gas, and other commodities was particularly difficult for many emerging markets economies that rely on commodities as an economic engine. During the period, emerging markets stocks suffered more significantly than international developed markets, earning a return of -14.53%, as measured by the MSCI Emerging Markets Index (Net).3 U.S. investors in international equity markets also often saw the value of their overseas investments reduced upon translation to dollars.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	The MSCI Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

Robert Rifkin, CFA

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKGAX )	3-16-1988	(3.75)	5.79	6.61	2.12	7.05	7.25	1.53	1.53
Class B (EKGBX)*	2-1-1993	(2.73)	5.93	6.70	1.34	6.24	6.70	2.28	2.28
Class C (EKGCX)	2-1-1993	0.34	6.24	6.45	1.34	6.24	6.45	2.28	2.28
Administrator Class (EKGYX)	1-13-1997	–	–	–	2.27	7.22	7.48	1.45	1.41
Institutional Class (EKGIX)	7-30-2010	–	–	–	2.53	7.49	7.62	1.20	1.16
S&P Developed SmallCap Index[4]	–	–	–	–	3.34	10.23	7.39	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to geographic risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Opportunities Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through February 29, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P Developed SmallCap Index is a float-adjusted market-capitalization-weighted index designed to measure the equity market performance of small-capitalization companies located in developed markets. The index is composed of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Global Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2015.

■	Stock selection in the consumer discretionary and information technology (IT) sectors detracted from relative performance. However, this was partly offset by strength in the industrials, materials, and health care sectors.

■	Geographically, stock selection was weakest in the U.K. and Switzerland but strongest in Canada and the U.S.

Headlines during the fiscal year were largely dominated by monetary policies across the globe.

Although the U.S. Federal Reserve (Fed) ended its bond-buying program, also known as quantitative easing, nearly one year ago, the Fed remained in the spotlight as investors anxiously awaited the first interest-rate hike in several years. In Europe, the European Central Bank (ECB) began its own version of quantitative easing, which helped weaken the euro, boost exports, and increase equity market returns. The Asia Pacific region also saw its fair share of currency-related headlines; China’s surprise currency devaluation triggered a global sell-off in risk assets during the month of August and further pressured stocks in commodity-sensitive countries such as Canada and Australia. In Japan, while the yen did not drastically weaken as it had in the prior two fiscal years, Japanese Prime Minister Shinzō Abe and the Bank of Japan are being measured against their earlier promises to deliver inflation.

As bottom-up investors, we evaluate how these global macroeconomic events might affect the Fund’s holdings, but we do not derive our security selection from macroeconomic bets. We aim to use market volatility opportunistically, and we will seek to use any future volatility to the advantage of our bottom-up stock-selection process.

Ten largest holdings (%) as of October 31, 2015[6]
GSI Group Incorporated	1.97
Simpson Manufacturing Company Incorporated	1.79
Eagle Materials Incorporated	1.76
Douglas Dynamics Incorporated	1.74
Brown & Brown Incorporated	1.73
Analogic Corporation	1.69
WD-40 Company	1.68
TreeHouse Foods Incorporated	1.65
Krispy Kreme Doughnuts Incorporated	1.64
Mueller Industries Incorporated	1.61

Stock selection in the consumer discretionary and IT sectors detracted from performance during the recent fiscal year. In the consumer discretionary sector, a notable detractor was Krispy Kreme Doughnuts, Incorporated, a U.S.-based retailer and wholesaler of doughnuts and other food and beverage products. While the company is reporting positive trends in its domestic retail stores and its international expansion is proceeding as expected, reduced orders from a large wholesale customer negatively affected margins. Management is working to better align costs with revenue and address recent challenges. We believe the long-term opportunities in the core business outweigh the near-term wholesale issues.

The IT sector was negatively affected by our exposure to Teradata Corporation, a provider of analytic data platforms, applications, and services. The company is navigating a difficult spending environment as clients evaluate newly emerging open-source solutions and divert larger portions of their IT budgets toward cyber-security projects. While we appreciate the fundamental challenges, we continue to find the reward-to-risk profile of the company attractive.

Stock selection in the industrials, materials, and health care sectors contributed to relative performance during the period. In the industrials sector, USG People N.V., a Dutch-based provider of employment services, and Teleperformance SE, a French-based call center outsourcer, were among our top international performers in the sector. Domestically, shares of Courier Corporation, one of America’s major book manufacturers, appreciated significantly following a buyout offer from R.R. Donnelley & Sons Company. In addition, Matthews International Corporation, a provider of memorialization products and caskets, outperformed the broader index as the company benefited from lower copper prices and management continued to effectively allocate capital by making earnings accretive acquisitions.

Outperformance in the materials sector was largely driven by exposure to Innospec Incorporated, a provider of specialty chemicals. In health care, German-based Gerresheimer AG, a manufacturer of specialty glass and plastic pharmaceutical products, announced the acquisition of Centor U.S. Holding Incorporated, a leading provider of prescription vials. The

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Global Opportunities Fund	7

deal is highly accretive and is expected to support revenue growth in the years to come. In addition, U.S.-based health care equipment and services company STERIS Corporation announced the acquisition of U.K.-based Synergy Health plc at the start of the fiscal year. Following a prolonged antitrust review, shares of STERIS appreciated on the announcement that a federal judge rejected a request from the Federal Trade Commission to block the deal.

Sector distribution as of October 31, 2015[7]

Our investment philosophy focuses on company-specific factors rather than on headline-dominating macroeconomic events.

We believe that it would be imprudent to allocate investor capital based on speculation about global political outcomes or concerns over the debate on monetary policy. Instead, we analyze each potential investment on the merits of that company’s competitive advantages, the fundamentals of its business model, and our estimate of the underlying value of its business compared with its market value. We will continue to allow our well-defined, repeatable process to guide us through any volatility, with the expectation that it should result in above-average risk-adjusted returns compared with the benchmark over a full investment cycle.

Country allocation as of October 31, 2015[7]

Please see footnotes on page 5.

8	Wells Fargo Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$957.07	$7.65	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Class B
Actual	$1,000.00	$953.36	$11.32	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Class C
Actual	$1,000.00	$953.32	$11.32	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Administrator Class
Actual	$1,000.00	$957.63	$6.91	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$958.80	$5.68	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Global Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 96.48%

Austria: 0.67%
UNIQA Insurance Group AG (Financials, Insurance)	168,348	$1,563,334

Canada: 6.30%
Canadian Western Bank (Financials, Banks) «	78,927	1,516,852
Cott Corporation (Consumer Staples, Beverages)	139,900	1,461,955
Cott Corporation - Canadian Exchange (Consumer Staples, Beverages)	135,434	1,413,792
Finning International Incorporated (Industrials, Trading Companies & Distributors)	47,385	757,377
GSI Group Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	341,271	4,610,571
Maple Leaf Foods Incorporated (Consumer Staples, Food Products)	137,511	2,186,337
MBAC Fertilizer Corporation - Legend Shares (Materials, Chemicals) (i)	84,000	2,248
MTY Food Group Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	52,418	1,215,443
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	90,375	678,711
Western Forest Products Incorporated (Materials, Paper & Forest Products) «	625,617	923,402

		14,766,688

China: 0.52%
Plastec Technologies Limited (Materials, Chemicals) (a)	152,438	1,219,504

Denmark: 0.59%
Jyske Bank AS (Financials, Banks) †	28,541	1,392,218

France: 3.74%
ALTEN SA (Information Technology, IT Services)	43,182	2,238,470
Eutelsat Communications SA (Consumer Discretionary, Media)	50,532	1,665,510
M6 Metropole Television SA (Consumer Discretionary, Media)	82,186	1,580,911
Mersen SA (Industrials, Electrical Equipment)	52,310	982,488
Teleperformance SE (Industrials, Professional Services)	29,220	2,293,213

		8,760,592

Germany: 4.88%
Cancom SE (Information Technology, IT Services)	40,443	1,586,506
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	34,961	2,726,078
Hochtief AG (Industrials, Construction & Engineering)	20,878	1,942,337
Kion Group AG (Industrials, Machinery)	34,775	1,567,027
TAG Immobilien AG (Financials, Real Estate Management & Development) «	124,214	1,607,819
TLG Immobilien AG (Financials, REITs)	105,917	1,992,370

		11,422,137

Hong Kong: 1.03%
Sunlight REIT (Financials, REITs)	4,783,000	2,419,969

Israel: 0.61%
Orbotech Limited (Information Technology, Electronic Equipment, Instruments & Components) †	85,800	1,419,990

Italy: 1.14%
Azimut Holding SpA (Financials, Capital Markets)	47,594	1,144,779
Davide Campari-Milano SpA (Consumer Staples, Beverages)	178,358	1,527,353

		2,672,132

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Global Opportunities Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Japan: 7.68%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	54,300	$1,564,288
Chiba Bank Limited (Financials, Banks)	124,000	904,584
DTS Corporation (Information Technology, IT Services)	70,900	1,675,940
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	43,800	1,790,402
Hitachi Chemical Company Limited (Materials, Chemicals)	74,600	1,179,246
Horiba Limited (Information Technology, Electronic Equipment, Instruments & Components)	34,400	1,353,588
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	67,100	1,361,945
Nihon Parkerizing Company Limited (Materials, Chemicals)	144,100	1,281,808
ORIX JREIT Incorporated (Financials, REITs)	1,439	1,937,139
Ship Healthcare Holdings Incorporated (Health Care, Health Care Providers & Services)	61,469	1,488,977
Sumitomo Warehouse Company Limited (Industrials, Transportation Infrastructure)	384,000	2,037,228
Taikisha Limited (Industrials, Construction & Engineering)	58,400	1,413,750

		17,988,895

Netherlands: 1.99%
Arcadis NV (Industrials, Construction & Engineering)	62,968	1,587,382
BinckBank NV (Financials, Capital Markets)	169,663	1,492,421
USG People NV (Industrials, Professional Services)	99,880	1,587,528

		4,667,331

Norway: 0.50%
SpareBank 1 SR Bank ASA (Financials, Banks)	245,115	1,170,876

South Korea: 0.62%
BS Financial Group Incorporated (Financials, Banks)	118,392	1,449,568

Spain: 1.69%
Almirall SA (Health Care, Pharmaceuticals)	57,447	1,105,758
Merlin Properties Socimi SA (Financials, REITs)	185,040	2,371,235
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	106,830	475,326

		3,952,319

Sweden: 0.52%
Rezidor Hotel Group AB (Consumer Discretionary, Hotels, Restaurants & Leisure)	285,682	1,213,811

Switzerland: 2.32%
Aryzta AG (Consumer Staples, Food Products)	35,978	1,620,090
Dufry AG (Consumer Discretionary, Specialty Retail) †	11,688	1,365,453
Kuoni Reisen Holding AG (Consumer Discretionary, Hotels, Restaurants & Leisure) «	7,131	1,476,486
OC Oerlikon Corporation AG (Information Technology, Electronic Equipment, Instruments & Components)	102,408	982,698

		5,444,727

United Kingdom: 8.22%
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	100,262	1,581,478
Cambian Group plc (Health Care, Health Care Providers & Services)	452,173	1,129,253
Consort Medical plc (Health Care, Health Care Equipment & Supplies)	102,907	1,548,340
Hunting plc (Energy, Energy Equipment & Services)	112,008	620,849
Jupiter Fund Management plc (Financials, Capital Markets)	347,981	2,413,645
Keller Group plc (Industrials, Construction & Engineering)	78,869	988,402

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo Global Opportunities Fund	11

Security name	Shares	Value

United Kingdom (continued)
Lancashire Holdings Limited (Financials, Insurance)	64,899	$710,948
Mears Group plc (Industrials, Commercial Services & Supplies)	242,559	1,548,065
Morgan Advanced Materials plc (Industrials, Machinery)	332,016	1,430,079
Pace plc (Consumer Discretionary, Household Durables)	294,826	1,693,480
Savills plc (Financials, Real Estate Management & Development)	136,652	1,928,680
SIG plc (Industrials, Trading Companies & Distributors)	642,542	1,319,029
Spectris plc (Information Technology, Electronic Equipment, Instruments & Components)	47,621	1,221,349
Stock Spirits Group plc (Consumer Staples, Beverages)	380,448	1,117,279

		19,250,876

United States: 53.46%
A. Schulman Incorporated (Materials, Chemicals)	58,011	2,082,015
ACCO Brands Corporation (Industrials, Commercial Services & Supplies) †	314,612	2,538,919
ACI Worldwide Incorporated (Information Technology, Software) †	107,800	2,581,810
Analogic Corporation (Health Care, Health Care Equipment & Supplies)	45,124	3,953,765
ARRIS Group Incorporated (Information Technology, Communications Equipment) †	47,300	1,336,698
Atwood Oceanics Incorporated (Energy, Energy Equipment & Services) «	38,100	630,555
Brown & Brown Incorporated (Financials, Insurance)	125,422	4,047,368
Christopher & Banks Corporation (Consumer Discretionary, Specialty Retail) †	172,028	251,161
Coherent Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	38,200	2,070,440
Delta Apparel Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	51,757	850,368
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	146,099	1,601,245
DineEquity Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	30,100	2,511,845
Dixie Group Incorporated (Consumer Discretionary, Household Durables) «†	178,671	1,173,868
Douglas Dynamics Incorporated (Industrials, Machinery)	186,302	4,087,466
Eagle Materials Incorporated (Materials, Construction Materials)	62,500	4,126,875
ESCO Technologies Incorporated (Industrials, Machinery)	30,600	1,134,954
First Citizens BancShares Corporation Class A (Financials, Banks)	14,096	3,610,549
Franklin Electric Company Incorporated (Industrials, Electrical Equipment)	111,762	3,683,676
Gramercy Property Trust Incorporated (Financials, REITs)	61,800	1,401,624
Guess? Incorporated (Consumer Discretionary, Specialty Retail)	76,400	1,608,220
Gulfport Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †	39,600	1,206,612
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †	63,376	2,140,841
Hatteras Financial Corporation (Financials, REITs)	144,300	2,064,933
Helen of Troy Limited (Consumer Discretionary, Household Durables) †	27,500	2,728,275
Imation Corporation (Information Technology, Technology Hardware, Storage & Peripherals) †	494,388	998,664
Innospec Incorporated (Materials, Chemicals)	49,305	2,723,608
Kadant Incorporated (Industrials, Machinery)	73,976	3,041,893
Krispy Kreme Doughnuts Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †	280,300	3,837,307
Liberty Tax Incorporated (Consumer Discretionary, Diversified Consumer Services) «	110,220	2,544,980
Matthews International Corporation Class A (Industrials, Commercial Services & Supplies)	46,685	2,695,125
Mueller Industries Incorporated (Industrials, Machinery)	120,000	3,782,400
Neenah Paper Incorporated (Materials, Paper & Forest Products)	49,350	3,326,683
NETGEAR Incorporated (Information Technology, Communications Equipment) †	59,293	2,454,730
Patterson-UTI Energy Incorporated (Energy, Energy Equipment & Services)	89,400	1,331,166
ProAssurance Corporation (Financials, Insurance)	45,500	2,409,680
Progress Software Corporation (Information Technology, Software) †	95,500	2,318,740
Schweitzer-Mauduit International Incorporated (Materials, Paper & Forest Products)	87,200	3,385,104
Simpson Manufacturing Company Incorporated (Industrials, Building Products)	110,170	4,184,257
Spectrum Brands Holdings Incorporated (Consumer Staples, Household Products)	33,300	3,191,805

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Global Opportunities Fund	Portfolio of investments—October 31, 2015

Security name		Shares	Value

United States (continued)
Steel Excel Incorporated (Energy, Energy Equipment & Services) †		109,434	$1,843,963
Steris Corporation (Health Care, Health Care Equipment & Supplies) «		36,200	2,713,190
Teradata Corporation (Information Technology, IT Services) †		97,600	2,743,536
Theravance Incorporated (Health Care, Pharmaceuticals) «		144,008	1,264,390
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		45,200	3,870,928
UMB Financial Corporation (Financials, Banks)		75,500	3,705,540
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components)		344,690	3,653,714
WD-40 Company (Consumer Staples, Household Products)		41,228	3,940,572
WellCare Health Plans Incorporated (Health Care, Health Care Providers & Services) †		31,700	2,808,620
Westwood Holdings Group Incorporated (Financials, Capital Markets)		52,850	3,070,585

			125,265,262

Total Common Stocks (Cost $206,905,996)			226,040,229

	Dividend yield
Preferred Stocks: 0.40%

Germany: 0.40%
Draegerwerk AG & Company KGAA (Health Care, Health Care Equipment & Supplies)	2.15%	13,051	939,838

Total Preferred Stocks (Cost $1,294,513)			939,838

	Yield
Short-Term Investments: 7.45%

Investment Companies: 7.45%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14	8,920,925	8,920,925
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16	8,536,183	8,536,183

Total Short-Term Investments (Cost $17,457,108)			17,457,108

Total investments in securities (Cost $225,657,617) *	104.33%	244,437,175
Other assets and liabilities, net	(4.33)	(10,140,931)

Total net assets	100.00%	$234,296,244

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $227,582,779 and unrealized gains (losses) consists of:

Gross unrealized gains	$37,335,605
Gross unrealized losses	(20,481,209)

Net unrealized gains	$16,854,396

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015	Wells Fargo Global Opportunities Fund	13

Assets
Investments
In unaffiliated securities (including $8,804,543 of securities loaned), at value (cost $208,200,509)	$226,980,067
In affiliated securities, at value (cost $17,457,108)	17,457,108

Total investments, at value (cost $225,657,617)	244,437,175
Foreign currency, at value (cost $130,437)	130,732
Receivable for investments sold	2,492,717
Receivable for Fund shares sold	201,199
Receivable for dividends	258,577
Receivable for securities lending income	7,760
Prepaid expenses and other assets	30,622

Total assets	247,558,782

Liabilities
Payable for investments purchased	3,748,926
Payable for Fund shares redeemed	204,413
Payable upon receipt of securities loaned	8,920,925
Management fee payable	191,162
Distribution fees payable	26,585
Administration fees payable	39,978
Accrued expenses and other liabilities	130,549

Total liabilities	13,262,538

Total net assets	$234,296,244

NET ASSETS CONSIST OF
Paid-in capital	$205,965,749
Undistributed net investment income	1,188,486
Accumulated net realized gains on investments	8,361,462
Net unrealized gains on investments	18,780,547

Total net assets	$234,296,244

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$151,740,347
Shares outstanding – Class A1	4,075,558
Net asset value per share – Class A	$37.23
Maximum offering price per share – Class A2	$39.50
Net assets – Class B	$4,206,172
Shares outstanding – Class B1	149,079
Net asset value per share – Class B	$28.21
Net assets – Class C	$36,215,368
Shares outstanding – Class C1	1,275,501
Net asset value per share – Class C	$28.39
Net assets – Administrator Class	$31,765,101
Shares outstanding – Administrator Class[1]	821,824
Net asset value per share – Administrator Class	$38.65
Net assets – Institutional Class	$10,369,256
Shares outstanding – Institutional Class[1]	268,406
Net asset value per share – Institutional Class	$38.63

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Global Opportunities Fund	Statement of operations—year ended October 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $209,819)	$4,362,932
Securities lending income, net	234,341
Income from affiliated securities	10,694

Total investment income	4,607,967

Expenses
Management fee	2,406,116
Administration fees
Class A	391,259
Class B	19,653
Class C	95,986
Administrator Class	40,716
Institutional Class	8,069
Shareholder servicing fees
Class A	401,455
Class B	19,750
Class C	98,378
Administrator Class	92,624
Distribution fees
Class B	59,249
Class C	295,134
Custody and accounting fees	103,035
Professional fees	68,021
Registration fees	56,239
Shareholder report expenses	50,158
Trustees’ fees and expenses	17,456
Other fees and expenses	25,417

Total expenses	4,248,715
Less: Fee waivers and/or expense reimbursements	(59,817)

Net expenses	4,188,898

Net investment income	419,069

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	10,394,755
Forward foreign currency contract transactions	214,346

Net realized gains on investments	10,609,101

Net change in unrealized gains (losses) on:
Unaffiliated securities	(5,169,652)
Forward foreign currency contract transactions	(224,896)

Net change in unrealized gains (losses) on investments	(5,394,548)

Net realized and unrealized gains (losses) on investments	5,214,553

Net increase in net assets resulting from operations	$5,633,622

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Global Opportunities Fund	15

		Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income (loss)		$419,069		$(166,255)
Net realized gains on investments		10,609,101		43,058,242
Net change in unrealized gains (losses) on investments		(5,394,548)		(36,690,231)

Net increase in net assets resulting from operations		5,633,622		6,201,756

Distributions to shareholders from
Net investment income
Class A		(112,091)		(1,289,731)
Class C		0		(17,006)
Administrator Class		(31,925)		(475,665)
Institutional Class		(45,625)		(23,151)
Net realized gains
Class A		(25,688,232)		0
Class B		(2,100,714)		0
Class C		(7,981,435)		0
Administrator Class		(5,573,313)		0
Institutional Class		(1,170,657)		0

Total distributions to shareholders		(42,703,992)		(1,805,553)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	385,971	14,800,661	339,559	14,931,283
Class B	2,614	75,178	4,025	140,530
Class C	83,130	2,405,203	55,031	1,941,771
Administrator Class	192,685	7,651,580	300,922	13,658,466
Institutional Class	207,276	8,364,650	87,544	4,024,855

		33,297,272		34,696,905

Reinvestment of distributions
Class A	656,362	23,808,617	27,164	1,188,435
Class B	73,234	2,024,915	0	0
Class C	236,312	6,574,187	392	13,875
Administrator Class	146,011	5,492,203	9,728	438,256
Institutional Class	21,540	812,381	514	23,151

		38,712,303		1,663,717

Payment for shares redeemed
Class A	(830,863)	(31,796,199)	(761,396)	(33,410,938)
Class B	(267,575)	(7,895,832)	(232,231)	(8,230,660)
Class C	(244,958)	(7,212,225)	(152,969)	(5,417,774)
Administrator Class	(726,799)	(30,614,585)	(292,897)	(13,293,051)
Institutional Class	(78,685)	(3,130,872)	(18,605)	(837,713)

		(80,649,713)		(61,190,136)

Net decrease in net assets resulting from capital share transactions		(8,640,138)		(24,829,514)

Total decrease in net assets		(45,710,508)		(20,433,311)

Net assets
Beginning of period		280,006,752		300,440,063

End of period		$234,296,244		$280,006,752

Undistributed (accumulated) net investment income (loss)		$1,188,486		$(57,884)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$43.26	$42.68	$33.17	$30.14	$31.91
Net investment income	0.10 [1]	0.03 [1]	0.16 [1]	0.20 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.64	0.86	9.58	2.87	(1.89)

Total from investment operations	0.74	0.89	9.74	3.07	(1.77)
Distributions to shareholders from
Net investment income	(0.03)	(0.31)	(0.23)	(0.04)	0.00
Net realized gains	(6.74)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(6.77)	(0.31)	(0.23)	(0.04)	0.00
Net asset value, end of period	$37.23	$43.26	$42.68	$33.17	$30.14
Total return[2]	2.12%	2.07%	29.50%	10.24%	(5.55)%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.57%	1.59%	1.55%	1.55%
Net expenses	1.55%	1.55%	1.55%	1.54%	1.53%
Net investment income	0.27%	0.06%	0.43%	0.65%	0.34%
Supplemental data
Portfolio turnover rate	42%	66%	59%	85%	76%
Net assets, end of period (000s omitted)	$151,740	$167,166	$181,764	$156,433	$174,937

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Opportunities Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.62	$34.18	$26.58	$24.30	$25.92
Net investment loss	(0.14)[1]	(0.25)[1]	(0.09)[1]	(0.03)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.47	0.69	7.69	2.31	(1.50)

Total from investment operations	0.33	0.44	7.60	2.28	(1.62)
Distributions to shareholders from
Net realized gains	(6.74)	0.00	0.00	0.00	0.00
Net asset value, end of period	$28.21	$34.62	$34.18	$26.58	$24.30
Total return[2]	1.34%	1.29%	28.54%	9.42%	(6.25)%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.32%	2.34%	2.30%	2.30%
Net expenses	2.30%	2.30%	2.30%	2.29%	2.28%
Net investment loss	(0.49)%	(0.71)%	(0.32)%	(0.10)%	(0.43)%
Supplemental data
Portfolio turnover rate	42%	66%	59%	85%	76%
Net assets, end of period (000s omitted)	$4,206	$11,799	$19,446	$21,181	$26,598

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.80	$34.36	$26.73	$24.43	$26.05
Net investment loss	(0.14)[1]	(0.24)[1]	(0.09)[1]	(0.03)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	0.47	0.69	7.72	2.33	(1.51)

Total from investment operations	0.33	0.45	7.63	2.30	(1.62)
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00	0.00
Net realized gains	(6.74)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(6.74)	(0.01)	0.00	0.00	0.00
Net asset value, end of period	$28.39	$34.80	$34.36	$26.73	$24.43
Total return[2]	1.34%	1.32%	28.54%	9.41%	(6.25)%
Ratios to average net assets (annualized)
Gross expenses	2.32%	2.32%	2.34%	2.30%	2.30%
Net expenses	2.30%	2.30%	2.30%	2.29%	2.28%
Net investment loss	(0.48)%	(0.69)%	(0.31)%	(0.11)%	(0.41)%
Supplemental data
Portfolio turnover rate	42%	66%	59%	85%	76%
Net assets, end of period (000s omitted)	$36,215	$41,792	$44,618	$37,753	$45,135

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$44.60	$44.00	$34.21	$31.10	$32.92
Net investment income	0.16 [1]	0.09	0.22 [1]	0.26 [1]	0.15
Net realized and unrealized gains (losses) on investments	0.66	0.90	9.86	2.96	(1.93)

Total from investment operations	0.82	0.99	10.08	3.22	(1.78)
Distributions to shareholders from
Net investment income	(0.03)	(0.39)	(0.29)	(0.11)	(0.04)
Net realized gains	(6.74)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(6.77)	(0.39)	(0.29)	(0.11)	(0.04)
Net asset value, end of period	$38.65	$44.60	$44.00	$34.21	$31.10
Total return	2.27%	2.22%	29.73%	10.44%	(5.39)%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.41%	1.42%	1.38%	1.37%
Net expenses	1.40%	1.40%	1.40%	1.38%	1.36%
Net investment income	0.41%	0.22%	0.58%	0.81%	0.53%
Supplemental data
Portfolio turnover rate	42%	66%	59%	85%	76%
Net assets, end of period (000s omitted)	$31,765	$53,966	$52,461	$44,360	$49,860

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$44.67	$44.05	$34.25	$31.18	$32.94
Net investment income	0.20	0.15	0.32 [1]	0.36 [1]	0.25
Net realized and unrealized gains (losses) on investments	0.72	0.96	9.86	2.93	(1.94)

Total from investment operations	0.92	1.11	10.18	3.29	(1.69)
Distributions to shareholders from
Net investment income	(0.22)	(0.49)	(0.38)	(0.22)	(0.07)
Net realized gains	(6.74)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(6.96)	(0.49)	(0.38)	(0.22)	(0.07)
Net asset value, end of period	$38.63	$44.67	$44.05	$34.25	$31.18
Total return	2.53%	2.48%	30.06%	10.70%	(5.15)%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.14%	1.16%	1.12%	1.08%
Net expenses	1.15%	1.14%	1.15%	1.12%	1.08%
Net investment income	0.66%	0.47%	0.83%	1.13%	1.18%
Supplemental data
Portfolio turnover rate	42%	66%	59%	85%	76%
Net assets, end of period (000s omitted)	$10,369	$5,284	$2,151	$1,263	$1,486

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Global Opportunities Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

22	Wells Fargo Global Opportunities Fund	Notes to financial statements

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Global Opportunities Fund	23

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$1,016,942	$(1,016,942)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Global Opportunities Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Austria	$0	$1,563,334	$0	$1,563,334
Canada	14,764,440	2,248	0	14,766,688
China	0	0	1,219,504	1,219,504
Denmark	0	1,392,218	0	1,392,218
France	982,488	7,778,104	0	8,760,592
Germany	0	11,422,137	0	11,422,137
Hong Kong	0	2,419,969	0	2,419,969
Israel	1,419,990	0	0	1,419,990
Italy	0	2,672,132	0	2,672,132
Japan	0	17,988,895	0	17,988,895
Netherlands	0	4,667,331	0	4,667,331
Norway	0	1,170,876	0	1,170,876
South Korea	0	1,449,568	0	1,449,568
Spain	0	3,952,319	0	3,952,319
Sweden	1,213,811	0	0	1,213,811
Switzerland	0	5,444,727	0	5,444,727
United Kingdom	7,036,417	12,214,459	0	19,250,876
United States	123,421,299	1,843,963	0	125,265,262

Preferred stocks
Germany	0	939,838	0	939,838

Short-term investments
Investment companies	8,536,183	8,920,925	0	17,457,108
Total assets	$157,374,628	$85,843,043	$1,219,504	$244,437,175

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $57,844,944 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.95% and declining to 0.83% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.90% and declined to 0.80% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Global Opportunities Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 29, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2015, Funds Distributor received $ 3,833 from the sale of Class A shares and $320 and $152 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $100,635,136 and $144,761,173, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2015, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $443,410 and $484,485 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

26	Wells Fargo Global Opportunities Fund	Notes to financial statements

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $543 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	Year ended October 31
	2015	2014
Ordinary income	$9,467,443	$1,805,553
Long-term capital gain	33,236,549	0

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,198,043	$10,286,625	$16,853,763

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On December 11, 2015, the Fund declared distributions from long-term capital gains to shareholders of record on December 10, 2015. The per share amounts payable on December 14, 2015 were as follows:

Long-term capital gains
Class A	$1.59180
Class B	1.59180
Class C	1.59180
Administrator Class	1.59180
Institutional Class	1.59180

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Global Opportunities Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Global Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Global Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

28	Wells Fargo Global Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13.95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $33,236,549 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $3,275,787 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Global Opportunities Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Global Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Global Opportunities Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Global Opportunities Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

32	Wells Fargo Global Opportunities Fund	Other information (unaudited)

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the S&P Developed SmallCap Index, for all periods under review except the first quarter of 2015 and the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance, including with respect to overall investment approach and investment decisions that affected the Fund’s performance, and noted the Fund’s outperformance relative to the Universe for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the funder were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo Global Opportunities Fund	33

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Global Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238509 12-15 A239/AR239 10-15

Annual Report

October 31, 2015

Wells Fargo International Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Signs of encouragement in the eurozone were more than offset by slowing economic growth in China.

The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Equity Fund for the 12-month period that ended October 31, 2015. During the period, investors confronted concerns about slowing economic growth in China and a dramatic rise and fall in the country’s equity markets, diverging central bank policies globally, contentious negotiations to refinance Greece’s sovereign debt, low commodity prices, and ongoing currency volatility. These disparate influences tended to obscure improving economic data in the U.S. and several developed European countries.

Low commodity prices and slower global growth overshadowed improved economic data.

In Europe, the eurozone’s largest economies—France, Germany, Italy, and Spain—reported gross domestic product (GDP) growth on an annualized basis for the second quarter of 2015, although results were uneven for smaller, developing economies in the region. While annualized GDP growth slowed in the third quarter in the eurozone overall, it remained positive. Signs of encouragement in the eurozone were more than offset by slowing economic growth in China. China posted third-quarter GDP growth of 6.9%. While that pace might be envied by other developed economies, it is below levels many investors have come to expect from China. Furthermore, the government indicated the full-year growth target of 7% may not be met.

Stocks generally moved higher in April and early May 2015 before events served to discourage equity investors as summer advanced. The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015. At the same time, the value of the U.S. dollar increased relative to other currencies, particularly those in emerging markets. Both conditions concerned investors. Sustained low oil, natural gas, and other commodity prices hampered economies in several emerging markets. Slowed commodity consumption among developed markets also suggested a deceleration of global growth.

Global central bank policies diverge.

After ending its quantitative easing-related bond-buying program toward the end of 2014, the U.S. Federal Reserve (Fed) signaled its intention to increase the federal funds rate. However, concerns about slowing growth, particularly in emerging markets, prompted the Fed to defer an interest-rate increase. Investors globally fell into a holding pattern at times as they tried to anticipate the Fed’s next move. Meanwhile, the Bank of Japan announced in October 2014 significant expansion of its economic stimulus programs to include additional injections of liquidity into the economy through bond purchases. In addition, the Government Pension Investment Fund announced plans to reduce government bond investments and direct those assets to investments in the Japanese stock market. The People’s Bank of China also took initiatives to spur economic growth by cutting interest rates for the sixth time in less than a year in October 2015; lowering bank reserve requirements to encourage lending; and allowing the renminbi to depreciate to support exports and to advance government efforts to transition to a more market-driven economy.

During the summer of 2015, the Hang Seng Index1 in Hong Kong experienced a dramatic decline after a similarly dramatic ascent during late 2014 and early 2015, falling to levels not seen since 2013. Contentious negotiations between Greece and its debtors to refinance the country’s sovereign debt also concerned investors

[1]	The Hang Seng Index is a free-float-adjusted market-capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Equity Fund	3

during June 2015. After weeks of stalemated negotiations, the government accepted additional spending reductions in order to secure new loan agreements. Developed European and Asian equity markets, as measured by Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),2 returned -0.07% for the 12-month period that ended October 31, 2015.

The effect of slowing growth in China, a stronger U.S. dollar, and stubbornly low prices for oil, natural gas, and other commodities was particularly difficult for many emerging markets economies that rely on commodities as an economic engine. During the period, emerging markets stocks suffered more significantly than international developed markets, earning a return of -14.53%, as measured by the MSCI Emerging Markets Index (Net).3 U.S. investors in international equity markets also often saw the value of their overseas investments reduced upon translation to dollars.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	The MSCI Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	0.70	3.24	2.77	6.85	4.48	3.38	1.48	1.09
Class B (WFEBX)*	9-6-1979	1.00	3.33	2.84	6.00	3.68	2.84	2.23	1.84
Class C (WFEFX)	3-6-1998	5.03	3.69	2.61	6.03	3.69	2.61	2.23	1.84
Class R (WFERX)	10-10-2003	–	–	–	6.53	4.21	3.12	1.73	1.34
Class R6 (WFEHX)	9-30-2015	–	–	–	7.07	4.73	3.64	1.05	0.88
Administrator Class (WFEDX)	7-16-2010	–	–	–	6.89	4.48	3.51	1.40	1.09
Institutional Class (WFENX)	3-9-1998	–	–	–	7.07	4.73	3.64	1.15	0.84
MSCI ACWI ex USA (Net)[4]	–	–	–	–	(4.68)	2.60	4.16	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 29, 2016 (February 28, 2017 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA (Net) is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the MSCI ACWI ex USA (Net) for the 12-month period that ended October 31, 2015.

■	The Fund remained overweight in the stocks of a number of companies in Japan, Hong Kong, and China and increased its positions in select undervalued European company stocks. The Fund benefited from positive stock-specific and sector allocation attribution across Italy, the United Kingdom, Hong Kong, and Canada as well as partial hedges of euro and yen currency exposures.

■	Financials sector stocks, including asset managers, conglomerates, and regional banks, and industrials sector holdings contributed to performance. Consumer sector investments in the automobile, beverages, apparel industries, and information technology sector stocks of equipment manufacturers detracted from performance.

Stock selection drove fund performance amid volatility and diverging central bank policies.

This past year’s volatility in global capital markets was best evidenced by the swings in China’s A-share market, as a margin-financed stock-buying frenzy among retail investors metamorphosed into panic coincident with disruptions in energy and metals commodity markets. During the period, we continued to find underresearched and undervalued stocks that we believed were poised to capitalize on advantages stemming from self-help restructuring and targeted national structural reforms. These influences drove total return in many of our stock picks across Europe, Japan, Hong Kong, and China. The Bank of Japan (BoJ) and European Central Bank (ECB) remain at the early stages of monetary policy accommodation, in stark contrast to the U.S. Federal Reserve’s move away from quantitative easing. BoJ and ECB monetary policies exerted reflationary pressure on their countries’ economies and the U.S. dollar relative to home exchange rates, which influenced our stock-picking and portfolio management decisions.

Some of the best stock performances came from the financials sector, with ANIMA Holding S.p.A., an Italian asset manager, the top relative contributor. Other notable positive performers included China Everbright Limited, which benefited from capital market reforms in Hong Kong and Shanghai; asset manager Man Group plc; Daiwa House Industry Company, Limited, which benefited from reflation in Japan; and Rheinmetall AG, a German cyclical company that benefited from self-help restructuring. We retained an underweight to emerging markets equities, notably Brazil, with positive attribution results. Outside of China and South Korea, we found few opportunities amid increasing emerging markets company, country, and currency risks. We exited our holding in Volkswagen AG after a stop-loss reevaluation of the stock when emissions-testing concerns emerged. Negative performance effects came from electrical equipment manufacturer Hitachi, Limited; Hana Financial Group Incorporated, a South Korean diversified bank; Coca-Cola East Japan Company, Limited; telecommunications equipment manufacturer QUALCOMM Incorporated; and Eni S.p.A., an integrated energy company.

Regionally, divergent and compelling investment opportunities are emerging.

In Europe, opportunities arose amid signs of a cyclical economic recovery in the context of a watchful ECB that is focused on stemming systematic risks in banking and financial markets. The ECB’s actions helped address challenges facing the European Union member states as they seek political cooperation to secure their currency union. Companies engaged in self-help restructuring through operational efficiencies such as careful investment of corporate resources, cost-cutting, and portfolio reshaping bolstered their profitability and benefited from the additional impetus of structural reforms and economic recovery. In Italy, targeted reforms ranging from streamlining the country’s banking system and public bureaucracy to labor market and tax incentives uplifted economic activity. Prysmian S.p.A., an undervalued Italian cable manufacturer, and ANIMA, which benefited from reflation and business reforms, remain core representative holdings. In Germany, we added to our position in Rheinmetall, which we believe remains undervalued even after benefiting from ongoing automobile and defense business self-help restructuring, and initiated a position in SAP SE, an undervalued application software franchise undergoing a business-model transformation.

In Japan, the distinctions between the new and old corporate regimes continue to widen. We have watched core holdings increase their operating margins. Corporate reforms under Prime Minister Shinzo Abe continued to benefit industry segments. For example, reflation helped the capital markets and real estate industries where portfolio investments include Mitsubishi UFJ Financial Group, Incorporated, and Mitsui Fudosan Company, Limited, respectively.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Equity Fund	7

Yaskawa Electric Corporation, a robotics manufacturer, complemented its technological leadership with enhanced corporate governance standards by adopting Japan’s corporate stewardship code, which is intended to promote sustainable company growth through investment and dialogue. We note that while Abenomics, as the Prime Minister’s reform program has become known, has demonstrated the force and flexibility of monetary and fiscal accommodation, elements of the more-difficult-to-achieve long-term structural reforms under his leadership are beginning to take shape as, for example, he encourages reallocation of pension capital from government bonds to equities; pressures corporate tax rates toward levels under 30%; champions approval of the Trans-Pacific Partnership, representing 40% of world gross domestic product with the U.S./Japan nexus at its hub; and increases demands on the private sector to share responsibility for spurring a positive national wealth effect.

In China, our base-case assessment suggests that while the policy challenges of transitioning from an exclusively state-controlled to more market-driven economy are daunting—with inevitable growing pains—government officials have several policy levers at their disposal to accomplish an orderly and flexible liberalization. We believe recent policy easing remained incremental, leaving room for further growth enhancement measures. We continued to build positions in undervalued and restructuring state-owned enterprises such as China Mobile Limited, which is still 72% government-owned and has a 30% cash-to-market capitalization ratio. We also maintained investments in the reforming financial services arena, including China Everbright, which is an undercovered diversified financial services and asset management firm that is in the process of executing a corporate governance realignment. Several firms poised to benefit from the nation’s move away from industrial spending to consumer spending populate our portfolio, including automobile manufacturer Dongfeng Motor Group Company, Limited, and beverage and spirits company Kweichow Moutai Company, Limited.

We continue to adhere to our investment process.

We are identifying opportunities in select equities in Japan, developed European markets, Hong Kong, and China, with mixed findings across emerging markets. Many of the companies we are monitoring currently trade in domestic markets that are approximately half the book-to-value market multiple of U.S. equities, with substantial potential for profitability enhancement as they normalize earnings power and monetize benefits from the collapse of commodity prices, lower credit costs, and currency rates that can prove advantageous, particularly to exporters. Our bottom-up stock-selection process continues to steer our portfolio to what we deem to be more nonconsensus, underearning, and undervalued equities, particularly in Japan, Europe, and Hong Kong—companies benefiting from a confluence of restructuring, reflation, and/or reform tailwinds.

Ten largest holdings (%) as of October 31, 2015[6]
Mitsubishi UFJ Financial Group Incorporated	3.46
Rheinmetall AG	3.26
Hitachi Limited	3.17
Man Group plc	2.84
Siemens AG	2.70
Prysmian SpA	2.64
Nomura Holdings Incorporated	2.57
Akzo Nobel NV	2.54
Wolseley plc	2.52
Eni SpA	2.51

Sector distribution as of October 31, 2015[7]

Country allocation as of October 31, 2015[7]

Please see footnotes on page 5.

8	Wells Fargo International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$917.26	$5.27	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class B
Actual	$1,000.00	$913.61	$8.87	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class C
Actual	$1,000.00	$913.50	$8.87	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class R
Actual	$1,000.00	$915.95	$6.47	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Class R6
Actual	$1,000.00	$918.47	$4.26	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Administrator Class
Actual	$1,000.00	$917.41	$5.27	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$918.47	$4.06	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo International Equity Fund	9

Security name	Shares	Value

Common Stocks: 89.03%

Australia: 0.31%
BHP Billiton Limited (Materials, Metals & Mining)	80,061	$1,313,059

Brazil: 0.07%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	85,591	299,569

Canada: 2.45%
Cameco Corporation (Energy, Oil, Gas & Consumable Fuels)	305,986	4,335,822
Lundin Mining Corporation (Materials, Metals & Mining) †	1,045,224	3,525,113
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	27,105	2,541,636

		10,402,571

China: 6.93%
Biostime International Holdings Limited (Consumer Staples, Food Products)	1,234,000	2,739,910
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	382,500	4,586,131
Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	6,952,000	9,978,906
Industrial & Commercial Bank of China Limited H Shares (Financials, Banks)	9,490,000	6,019,555
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Pharmaceuticals)	1,582,500	3,650,127
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,763,180	2,470,516

		29,445,145

France: 2.50%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	253,604	10,616,129

Germany: 12.77%
Bayer AG (Health Care, Pharmaceuticals)	59,576	7,943,590
Hugo Boss AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	49,477	5,087,533
Metro AG (Consumer Staples, Food & Staples Retailing)	257,877	7,933,762
Rheinmetall AG (Industrials, Industrial Conglomerates)	219,971	13,835,481
SAP SE (Information Technology, Software)	101,226	7,980,158
Siemens AG (Industrials, Industrial Conglomerates)	114,082	11,458,868

		54,239,392

Hong Kong: 4.40%
China Everbright Limited (Financials, Capital Markets)	3,888,000	9,150,583
Value Partners Group Limited (Financials, Capital Markets)	3,614,000	3,826,924
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	6,516,000	3,375,701
Xinyi Solar Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) «	5,918,000	2,352,608

		18,705,816

Italy: 8.26%
ANIMA Holding SpA (Financials, Capital Markets)	898,258	8,795,083
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	652,546	10,656,237
Intesa Sanpaolo SpA (Financials, Banks)	1,271,168	4,422,463
Prysmian SpA (Industrials, Electrical Equipment)	519,682	11,222,685

		35,096,468

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Equity Fund	Portfolio of investments—October 31, 2015

Security name	Shares	Value

Japan: 21.23%
Coca-Cola East Japan Company Limited (Consumer Staples, Beverages)	491,900	$6,913,342
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	251,500	6,601,948
Daiwa Securities Group Incorporated (Financials, Capital Markets)	1,444,000	9,873,451
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,336,000	13,475,892
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	2,271,600	14,691,641
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	315,000	8,572,299
Nitto Denko Corporation (Materials, Chemicals)	78,588	5,039,407
Nomura Holdings Incorporated (Financials, Capital Markets)	1,738,000	10,932,616
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	136,400	8,356,468
West Holdings Corporation (Consumer Discretionary, Household Durables)	430,600	2,525,869
Yaskawa Electric Corporation (Information Technology, Electronic Equipment, Instruments & Components)	271,600	3,221,692

		90,204,625

Netherlands: 2.54%
Akzo Nobel NV (Materials, Chemicals) «	152,465	10,783,905

Norway: 1.54%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) 144A	321,643	2,271,290
Golden Ocean Group Limited (Industrials, Marine) †«	87,655	170,085
Marine Harvest ASA (Consumer Staples, Food Products)	304,424	4,085,959

		6,527,334

South Korea: 3.73%
Hana Financial Group Incorporated (Financials, Banks)	278,193	6,765,371
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment) 144A	13,879	8,292,269
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	3,806	805,967

		15,863,607

Sweden: 1.33%
Volvo AB Class B (Industrials, Machinery)	545,336	5,640,481

Switzerland: 5.59%
ABB Limited (Industrials, Electrical Equipment)	404,960	7,639,852
Novartis AG (Health Care, Pharmaceuticals)	94,405	8,552,022
Zurich Insurance Group AG (Financials, Insurance)	28,681	7,568,913

		23,760,787

United Kingdom: 13.88%
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,552,079	9,223,983
Capita plc (Industrials, Professional Services)	224,364	4,401,098
Man Group plc (Financials, Capital Markets)	4,702,343	12,069,364
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	83,045	8,104,399
Smiths Group plc (Industrials, Industrial Conglomerates)	297,702	4,404,199
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	3,055,345	10,054,931
Wolseley plc (Industrials, Trading Companies & Distributors)	182,586	10,719,856

		58,977,830

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015	Wells Fargo International Equity Fund	11

Security name			Shares	Value

United States: 1.50%
QUALCOMM Incorporated (Information Technology, Communications Equipment)			106,929	$6,353,721

Total Common Stocks (Cost $354,957,309)				378,230,439

		Expiration date
Participation Notes: 0.98%

China: 0.98%
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		2-19-2019	30,360	1,026,447
HSBC Bank plc (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		12-4-2024	34,600	1,169,798
Standard Chartered Bank (Kweichow Moutai Company Limited Class A) (Consumer Staples, Beverages) †		4-18-2016	57,471	1,943,048

Total Participation Notes (Cost $3,795,249)				4,139,293

	Yield
Short-Term Investments: 10.48%

Investment Companies: 10.48%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%		1,039,471	1,039,471
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16		43,482,773	43,482,773

Total Short-Term Investments (Cost $44,522,244)				44,522,244

Total investments in securities (Cost $403,274,802) *	100.49%	426,891,976
Other assets and liabilities, net	(0.49)	(2,077,156)

Total net assets	100.00%	$424,814,820

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $405,579,866 and unrealized gains (losses) consists of:

Gross unrealized gains	$38,263,858
Gross unrealized losses	(16,951,748)

Net unrealized gains	$21,312,110

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Equity Fund	Statement of assets and liabilities—October 31, 2015

Assets
Investments
In unaffiliated securities (including $930,331 of securities loaned), at value (cost $358,752,558)	$382,369,732
In affiliated securities, at value (cost $44,522,244)	44,522,244

Total investments, at value (cost $403,274,802)	426,891,976
Foreign currency, at value (cost $164,799)	163,691
Receivable for Fund shares sold	4,594,084
Receivable for dividends	1,175,187
Receivable for securities lending income	1,098
Unrealized gains on forward foreign currency contracts	1,235,384
Prepaid expenses and other assets	60,785

Total assets	434,122,205

Liabilities
Payable for investments purchased	7,532,850
Payable for Fund shares redeemed	303,684
Payable upon receipt of securities loaned	1,039,471
Management fee payable	195,529
Distribution fees payable	20,433
Administration fees payable	58,519
Accrued expenses and other liabilities	156,899

Total liabilities	9,307,385

Total net assets	$424,814,820

NET ASSETS CONSIST OF
Paid-in capital	$441,321,987
Undistributed net investment income	4,903,871
Accumulated net realized losses on investments	(46,251,087)
Net unrealized gains on investments	24,840,049

Total net assets	$424,814,820

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$145,654,487
Shares outstanding – Class A1	12,635,200
Net asset value per share – Class A	$11.53
Maximum offering price per share – Class A2	$12.23
Net assets – Class B	$2,638,867
Shares outstanding – Class B1	235,368
Net asset value per share – Class B	$11.21
Net assets – Class C	$29,079,927
Shares outstanding – Class C1	2,573,424
Net asset value per share – Class C	$11.30
Net assets – Class R	$2,146,996
Shares outstanding – Class R1	184,156
Net asset value per share – Class R	$11.66
Net assets – Class R6	$26,385
Shares outstanding – Class R6[1]	2,296
Net asset value per share – Class R6	$11.49
Net assets – Administrator Class	$52,469,493
Shares outstanding – Administrator Class[1]	4,631,634
Net asset value per share – Administrator Class	$11.33
Net assets – Institutional Class	$192,798,665
Shares outstanding – Institutional Class[1]	16,775,803
Net asset value per share – Institutional Class	$11.49

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2015	Wells Fargo International Equity Fund	13

Investment income
Dividends (net of foreign withholding taxes of $519,108)	$6,452,276
Securities lending income, net	99,388
Income from affiliated securities	29,507

Total investment income	6,581,171

Expenses
Management fee	2,322,207
Administration fees
Class A	274,780
Class B	8,320
Class C	48,377
Class R	4,481
Class R6	1 [1]
Administrator Class	30,873
Institutional Class	96,295
Shareholder servicing fees
Class A	286,300
Class B	8,465
Class C	50,750
Class R	4,689
Administrator Class	65,226
Distribution fees
Class B	25,393
Class C	152,249
Class R	4,689
Custody and accounting fees	98,075
Professional fees	91,512
Registration fees	70,887
Shareholder report expenses	54,598
Trustees’ fees and expenses	21,998
Other fees and expenses	25,486

Total expenses	3,745,651
Less: Fee waivers and/or expense reimbursements	(980,497)

Net expenses	2,765,154

Net investment income	3,816,017

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on:
Unaffiliated securities	5,113,220
Forward foreign currency contract transactions	1,698,364

Net realized gains on investments	6,811,584

Net change in unrealized gains (losses) on:
Unaffiliated securities	(6,231,266)
Forward foreign currency contract transactions	794,474

Net change in unrealized gains (losses) on investments	(5,436,792)

Net realized and unrealized gains (losses) on investments	1,374,792

Net increase in net assets resulting from operations	$5,190,809

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$3,816,017		$6,499,158
Net realized gains on investments		6,811,584		2,939,425
Net change in unrealized gains (losses) on investments		(5,436,792)		(17,267,991)

Net increase (decrease) in net assets resulting from operations		5,190,809		(7,829,408)

Distributions to shareholders from
Net investment income
Class A		(4,144,449)		(2,501,560)
Class B		(133,491)		(86,510)
Class C		(589,249)		(245,790)
Class R		(58,692)		(13,985)
Administrator Class		(444,265)		(102,289)
Institutional Class		(3,012,972)		(1,898,103)

Total distributions to shareholders		(8,383,118)		(4,848,237)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,686,291	68,771,982	1,770,644	20,755,971
Class B	4,367	52,179	2,057	23,111
Class C	1,364,465	16,286,613	286,544	3,296,726
Class R	127,293	1,581,522	34,731	411,910
Class R6	2,296 [1]	25,000 [1]	N/A	N/A
Administrator Class	5,575,269	66,219,302	1,087,000	12,536,509
Institutional Class	14,609,456	168,904,517	1,478,849	17,423,599

		321,841,115		54,447,826

Reinvestment of distributions
Class A	350,957	3,835,959	183,571	2,204,689
Class B	12,086	129,201	7,028	82,440
Class C	47,129	508,047	18,292	216,764
Class R	2,725	30,167	467	5,680
Administrator Class	41,287	443,423	6,202	73,240
Institutional Class	220,501	2,396,847	100,489	1,200,840

		7,343,644		3,783,653

Payment for shares redeemed
Class A	(2,058,420)	(23,991,275)	(2,964,305)	(34,898,761)
Class B	(158,096)	(1,803,160)	(218,071)	(2,489,646)
Class C	(316,369)	(3,631,747)	(273,075)	(3,147,560)
Class R	(84,187)	(995,805)	(83,667)	(995,507)
Administrator Class	(2,153,660)	(24,140,441)	(259,973)	(2,909,657)
Institutional Class	(3,722,844)	(43,032,964)	(2,848,720)	(33,494,543)

		(97,595,392)		(77,935,674)

Net increase (decrease) in net assets resulting from capital share transactions		231,589,367		(19,704,195)

Total increase (decrease) in net assets		228,397,058		(32,381,840)

Net assets
Beginning of period		196,417,762		228,799,602

End of period		$424,814,820		$196,417,762

Undistributed net investment income		$4,903,871		$7,799,740

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.28	$11.98	$9.77	$9.82	$10.41
Net investment income	0.18 [1]	0.37 [1]	0.21	0.25	0.17
Net realized and unrealized gains (losses) on investments	0.57	(0.81)	2.27	(0.09)	(0.75)

Total from investment operations	0.75	(0.44)	2.48	0.16	(0.58)
Distributions to shareholders from
Net investment income	(0.50)	(0.26)	(0.27)	(0.21)	(0.01)
Net asset value, end of period	$11.53	$11.28	$11.98	$9.77	$9.82
Total return[2]	6.85%	(3.77)%	25.99%	1.83%	(5.62)%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.56%	1.53%	1.46%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	1.50%	3.14%	2.03%	2.49%	1.55%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$145,654	$97,640	$115,821	$114,219	$162,954

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.95	$11.62	$9.47	$9.48	$10.12
Net investment income	0.08 [1]	0.28 [1]	0.13 [1]	0.16 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	0.56	(0.79)	2.21	(0.07)	(0.72)

Total from investment operations	0.64	(0.51)	2.34	0.09	(0.64)
Distributions to shareholders from
Net investment income	(0.38)	(0.16)	(0.19)	(0.10)	0.00
Net asset value, end of period	$11.21	$10.95	$11.62	$9.47	$9.48
Total return[2]	6.00%	(4.48)%	25.07%	0.99%	(6.32)%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.28%	2.31%	2.28%	2.21%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.84%
Net investment income	0.68%	2.40%	1.27%	1.67%	0.77%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$2,639	$4,127	$6,810	$8,303	$12,873

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.06	$11.75	$9.58	$9.59	$10.24
Net investment income	0.08 [1]	0.27 [1]	0.14 [1]	0.16 [1]	0.06
Net realized and unrealized gains (losses) on investments	0.57	(0.79)	2.22	(0.07)	(0.71)

Total from investment operations	0.65	(0.52)	2.36	0.09	(0.65)
Distributions to shareholders from
Net investment income	(0.41)	(0.17)	(0.19)	(0.10)	0.00
Net asset value, end of period	$11.30	$11.06	$11.75	$9.58	$9.59
Total return[2]	6.03%	(4.49)%	25.05%	1.08%	(6.35)%
Ratios to average net assets (annualized)
Gross expenses	2.28%	2.28%	2.31%	2.28%	2.21%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.84%
Net investment income	0.72%	2.37%	1.30%	1.72%	0.79%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$29,080	$16,346	$16,997	$16,760	$22,578

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.40	$11.96	$9.75	$9.79	$10.40
Net investment income	0.15 [1]	0.32 [1]	0.18 [1]	0.20 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	0.57	(0.79)	2.27	(0.06)	(0.75)

Total from investment operations	0.72	(0.47)	2.45	0.14	(0.61)
Distributions to shareholders from
Net investment income	(0.46)	(0.09)	(0.24)	(0.18)	0.00
Net asset value, end of period	$11.66	$11.40	$11.96	$9.75	$9.79
Total return	6.53%	(4.00)%	25.68%	1.58%	(5.87)%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.78%	1.81%	1.78%	1.71%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.34%
Net investment income	1.23%	2.71%	1.72%	2.11%	1.31%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$2,147	$1,576	$2,234	$2,196	$3,050

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	19

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2015[1]
Net asset value, beginning of period	$10.89
Net investment income	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.60

Total from investment operations	0.60
Net asset value, end of period	$11.49
Total return[3]	5.51%
Ratios to average net assets (annualized)
Gross expenses	1.05%
Net expenses	0.88%
Net investment income	0.23%
Supplemental data
Portfolio turnover rate	27%
Net assets, end of period (000s omitted)	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to October 31, 2015

[2]	Amount is less than $0.005 per share.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.09	$11.79	$9.62	$9.67	$10.28
Net investment income	0.17 [1]	0.37 [1]	0.22	0.25	0.16
Net realized and unrealized gains (losses) on investments	0.57	(0.80)	2.22	(0.09)	(0.74)

Total from investment operations	0.74	(0.43)	2.44	0.16	(0.58)
Distributions to shareholders from
Net investment income	(0.50)	(0.27)	(0.27)	(0.21)	(0.03)
Net asset value, end of period	$11.33	$11.09	$11.79	$9.62	$9.67
Total return	6.89%	(3.82)%	26.00%	1.88%	(5.68)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.37%	1.37%	1.36%	1.25%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	1.44%	3.21%	2.08%	2.52%	1.58%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$52,469	$12,962	$3,955	$3,505	$3,436

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.25	$11.96	$9.76	$9.83	$10.42
Net investment income	0.19 [1]	0.37 [1]	0.24 [1]	0.37	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.58	(0.77)	2.26	(0.19)	(0.75)

Total from investment operations	0.77	(0.40)	2.50	0.18	(0.56)
Distributions to shareholders from
Net investment income	(0.53)	(0.31)	(0.30)	(0.25)	(0.03)
Net asset value, end of period	$11.49	$11.25	$11.96	$9.76	$9.83
Total return	7.07%	(3.53)%	26.31%	2.05%	(5.38)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.10%	1.13%	1.10%	1.03%
Net expenses	0.84%	0.84%	0.84%	0.84%	0.84%
Net investment income	1.67%	3.18%	2.29%	2.67%	1.78%
Supplemental data
Portfolio turnover rate	27%	32%	38%	115%	44%
Net assets, end of period (000s omitted)	$192,799	$63,766	$82,982	$138,245	$227,158

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo International Equity Fund	23

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo International Equity Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,671,232	$(1,671,232)

As of October 31, 2015, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $43,946,020 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo International Equity Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$0	$1,313,059	$0	$1,313,059
Brazil	299,569	0	0	299,569
Canada	10,402,571	0	0	10,402,571
China	2,470,516	26,974,629	0	29,445,145
France	0	10,616,129	0	10,616,129
Germany	0	54,239,392	0	54,239,392
Hong Kong	0	18,705,816	0	18,705,816
Italy	0	35,096,468	0	35,096,468
Japan	0	90,204,625	0	90,204,625
Netherlands	0	10,783,905	0	10,783,905
Norway	2,271,290	4,256,044	0	6,527,334
South Korea	0	15,863,607	0	15,863,607
Sweden	0	5,640,481	0	5,640,481
Switzerland	0	23,760,787	0	23,760,787
United Kingdom	0	58,977,830	0	58,977,830
United States	6,353,721	0	0	6,353,721

Participation notes
China	0	4,139,293	0	4,139,293

Short-term investments
Investment companies	43,482,773	1,039,471	0	44,522,244
	65,280,440	361,611,536	0	426,891,976
Forward foreign currency contracts	0	1,235,384	0	1,235,384
Total assets	$65,280,440	$362,846,920	$0	$428,127,360

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $296,023,566 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.73% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.85% and declined to 0.70% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate

26	Wells Fargo International Equity Fund	Notes to financial statements

administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C, Class R	0.21%	0.26%
Class R6	0.03	N/A
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.09%	February 29, 2016
Class B	1.84%	February 29, 2016
Class C	1.84%	February 29, 2016
Class R	1.34%	February 29, 2016
Class R6	0.88%	February 28, 2017
Administrator Class	1.09%	February 29, 2016
Institutional Class	0.84%	February 29, 2016

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended October 31, 2015, Funds Distributor received $43,296 from the sale of Class A shares and $154 in contingent deferred sales charges from redemptions of Class C shares.

Notes to financial statements	Wells Fargo International Equity Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $266,864,676 and $62,738,342, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2015	In exchange for U.S. $	Unrealized gains
11-27-2015	Credit Suisse	8,012,500	EUR	$8,813,564	$9,227,115	$413,551
11-27-2015	Credit Suisse	12,110,000	EUR	13,320,719	13,608,370	287,651
12-28-2015	Morgan Stanley	2,756,000	EUR	3,033,575	3,099,265	65,690
1-13-2016	Citibank	1,834,443,000	JPY	15,223,777	15,332,255	108,478
1-13-2016	Credit Suisse	11,879,000	EUR	13,080,124	13,440,138	360,014

The Fund had average contract amounts of $1,871,963 and $32,153,715 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of assets
Forward foreign currency contracts	Citibank	$108,478*	$0	$0	$108,478
	Credit Suisse	1,061,216*	0	0	1,061,216
	Morgan Stanley	65,690*	0	0	65,690
*	Amount represents net unrealized gains.

28	Wells Fargo International Equity Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $520 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,383,118 and $4,848,237 of ordinary income for the years ended October 31, 2015 and October 31, 2014, respectively.

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$6,186,872	$21,294,835	$(43,946,020)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo International Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

30	Wells Fargo International Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $6,971,385 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31 2015. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo International Equity Fund	33

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage International Equity Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo International Equity Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI ACWI Index ex USA (Net), for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the period noted above. The Board took note of the explanations for the relative underperformance, including an explanation of the market environment that affected the Fund’s performance, and the performance of the Fund relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to increase net operating expense ratio caps for Class R, Class A, Class B, Class C, Administrator Class, and Institutional Class. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Other information (unaudited)	Wells Fargo International Equity Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo International Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238510 12-15 A240/AR240 10-15

Annual Report

October 31, 2015

Wells Fargo Intrinsic World Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Signs of encouragement in the eurozone were more than offset by slowing economic growth in China.

The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic World Equity Fund for the 12-month period that ended October 31, 2015. During the period, investors confronted concerns about slowing economic growth in China and a dramatic rise and fall in the country’s equity markets, diverging central bank policies globally, contentious negotiations to refinance Greece’s sovereign debt, low commodity prices, and ongoing currency volatility. These disparate influences tended to obscure improving economic data in the U.S. and several developed European countries.

Low commodity prices and slower global growth overshadowed improved economic data.

In Europe, the eurozone’s largest economies—France, Germany, Italy, and Spain—reported gross domestic product (GDP) growth on an annualized basis for the second quarter of 2015, although results were uneven for smaller, developing economies in the region. While annualized GDP growth slowed in the third quarter in the eurozone overall, it remained positive. Signs of encouragement in the eurozone were more than offset by slowing economic growth in China. China posted third-quarter GDP growth of 6.9%. While that pace might be envied by other developed economies, it is below levels many investors have come to expect from China. Furthermore, the government indicated the full-year growth target of 7% may not be met.

Stocks generally moved higher in April and early May 2015 before events served to discourage equity investors as summer advanced. The decline of oil and natural gas prices that began during the summer of 2014 continued into 2015. At the same time, the value of the U.S. dollar increased relative to other currencies, particularly those in emerging markets. Both conditions concerned investors. Sustained low oil, natural gas, and other commodity prices hampered economies in several emerging markets. Slowed commodity consumption among developed markets also suggested a deceleration of global growth.

Global central bank policies diverge.

After ending its quantitative easing-related bond-buying program toward the end of 2014, the U.S. Federal Reserve (Fed) signaled its intention to increase the federal funds rate. However, concerns about slowing growth, particularly in emerging markets, prompted the Fed to defer an interest-rate increase. Investors globally fell into a holding pattern at times as they tried to anticipate the Fed’s next move. Meanwhile, the Bank of Japan announced in October 2014 significant expansion of its economic stimulus programs to include additional injections of liquidity into the economy through bond purchases. In addition, the Government Pension Investment Fund announced plans to reduce government bond investments and direct those assets to investments in the Japanese stock market. The People’s Bank of China also took initiatives to spur economic growth by cutting interest rates for the sixth time in less than a year in October 2015; lowering bank reserve requirements to encourage lending; and allowing the renminbi to depreciate to support exports and to advance government efforts to transition to a more market-driven economy.

During the summer of 2015, the Hang Seng Index1 in Hong Kong experienced a dramatic decline after a similarly dramatic ascent during late 2014 and early 2015, falling to levels not seen since 2013. Contentious negotiations between Greece and its debtors to refinance the country’s sovereign debt also concerned investors during June 2015. After weeks of stalemated negotiations, the government accepted additional spending reductions in order to secure new loan agreements.

[1]	The Hang Seng Index is a free-float-adjusted market-capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic World Equity Fund	3

Developed European and Asian equity markets, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),2 returned -0.07% for the 12-month period that ended October 31, 2015.

The effect of slowing growth in China, a stronger U.S. dollar, and stubbornly low prices for oil, natural gas, and other commodities was particularly difficult for many emerging markets economies that rely on commodities as an economic engine. During the period, emerging markets stocks suffered more significantly than international developed markets, earning a return of -14.53%, as measured by the MSCI Emerging Markets Index (Net).3 U.S. investors in international equity markets also often saw the value of their overseas investments reduced upon translation to dollars.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[3]	The MSCI Emerging Markets Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

4	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns (%) as of October 31, 20151

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	(1.78)	8.74	5.57	4.23	10.03	6.19	1.42	1.40
Class C (EWECX)	5-18-2007	2.41	9.21	5.40	3.41	9.21	5.40	2.17	2.15
Administrator Class (EWEIX)	5-18-2007	–	–	–	4.51	10.31	6.41	1.34	1.15
Institutional Class (EWENX)	7-30-2010	–	–	–	4.72	10.53	6.51	1.09	0.95
MSCI World Index (Net)[4]	–	–	–	–	1.77	9.15	5.79	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to focused portfolio risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	5

Growth of $10,000 investment as of October 31, 2015[5]

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 29, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Morgan Stanley Capital International (MSCI) World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Net) consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2015.

■	Stock selection drove the Fund’s outperformance. Relative sector weightings, which are a by-product of our bottom-up security-selection process, had a modest net positive effect.

■	Security selection in the financials, consumer staples, and industrials sectors contributed to performance relative to the index. Stock selection in the telecommunication services sector detracted from relative return.

The Fund outperformed in a global stock market environment filled with uncertainties.

We adhered to the same intrinsic value investment philosophy and process and consistently applied it to the Fund. Our fundamental analysis involves identifying the stocks of what we believe are high-quality, value-creating businesses that are selling at a discount to our estimate of intrinsic (or true) value and that possess what we believe are identifiable catalysts that could close the valuation gap over our investment time horizon.

Stock selection in the financials, consumer staples, and industrials sectors contributed to relative performance. In financials, wealth management provider UBS AG and financial services and leasing company ORIX Corporation were the principal contributors. In consumer staples and industrials, contributors were Japanese household and personal care company Kao Corporation and high-end plumbing products maker TOTO Limited,* respectively.

By contrast, security selection in the telecommunication services sector detracted from performance relative to the benchmark, with wireless services provider Millicom International Cellular S.A. the main detractor.

By country, stock selection in Japan and the Netherlands, as well as underweights to underperforming commodity-driven Canada and Australia, contributed to relative value for the period. Conversely, security selection in Sweden detracted from relative returns. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Ten largest holdings (%) as of October 31, 2015[6]
Microsoft Corporation	2.41
Motorola Solutions Incorporated	2.40
Unilever NV	2.37
Oracle Corporation	2.34
AIA Group Limited	2.30
EOG Resources Incorporated	2.26
Gilead Sciences Incorporated	2.24
Samsonite International SA	2.23
Sensata Technologies Holding NV	2.22
ORIX Corporation	2.22

Our long-term investment process has typically resulted in low portfolio turnover as the team seeks to invest in businesses over a three- to five-year investment horizon. However, periods of increased market volatility and temporary market dislocations in the past often provided opportunities to upgrade the portfolio, which might result in slightly higher turnover. During the fiscal year, we sold 16 companies in 8 different sectors and also invested in 16 new companies across 8 sectors. There were a number of new additions to the Fund: 1. Sony Corporation in consumer discretionary; 2. The Procter & Gamble Company in consumer staples; 3. Chevron Corporation in energy; 4. BB&T Corporation; CaixaBank, S.A.; and CIT Group Incorporated in financials; 5. Gilead Sciences, Incorporated; Merck & Company, Incorporated;

and Roche Holding Limited AG in health care; 6. AerCap Holdings N.V.; Honeywell International Incorporated; Lockheed Martin Corporation; and Nidec Corporation in industrials; 7. Microsoft Corporation and Motorola Solutions, Incorporated, in information technology; and 8. Verizon Communications Incorporated in telecommunication services. All of these trades were driven by company-specific, fundamental analysis rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic World Equity Fund	7

Sector distribution as of October 31, 2015[7]

Country allocation as of October 31, 2015[7]

We remain confident that our investment process should create shareholder value over time.

There was no shortage of macroeconomic events over the past 12 months. Much of the recent domestic market commentary focused on when the U.S. Federal Reserve (Fed) will begin to raise short-term interest rates. The Fed’s counterparts in China, Europe, and Japan kept their monetary spigots wide open. In China, investors focused on slowing economic growth. In the eurozone, the quantitative easing (QE) program helped keep economic growth stable, yet not spectacular. Japan continued to demonstrate its determination to pursue the country’s inflation targets as Prime Minister Shinzo Abe encouraged public pension funds to reduce their allocation to low-yielding government bonds in favor of an increased allocation to stocks. This helped drive Tokyo stocks to 15-year highs during the period.

Within the U.S., the performance shift away from low-quality companies outpacing their high-quality peers appears to be continuing. We believe the historic return and risk advantages of high-quality company stocks will revert to historical norms. Activist activity within this space continued, reflecting the value opportunity within high-quality companies. High-quality companies possess a greater arsenal to enhance shareholder value in a slower-growth global economy. The risks of rising interest rates, decelerating earnings growth, and increasing equity market volatility will continue. These factors historically benefited high-quality companies, as these companies with strong free cash flow, shareholder-receptive management, and sufficient margins of safety can better navigate riskier environments.

Within Europe, the European Central Bank’s QE policy should continue to boost equity markets, improve sales growth, and enhance earnings, especially for those companies with an export-based business. We anticipate this new trend to play out for the foreseeable future to the potential benefit of our investors.

Our investment team maintains a long-term focus on what we believe are strong company fundamentals, the determination to seek out disconnected stock prices in the marketplace, and an ability to identify catalysts to unlock valuation that we believe will continue to return value to our clients.

Please see footnotes on page 5.

8	Wells Fargo Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2015	Ending account value 10-31-2015	Expenses paid during the period[1]	Net annualized expense ratio
Class A
Actual	$1,000.00	$968.18	$6.95	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$964.05	$10.64	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Administrator Class
Actual	$1,000.00	$969.33	$5.71	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class
Actual	$1,000.00	$970.25	$4.72	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2015	Wells Fargo Intrinsic World Equity Fund	9

Security name	Shares	Value

Common Stocks: 99.35%

France: 2.09%
Societe Generale SA (Financials, Banks)	76,332	$3,545,102

Germany: 1.80%
Siemens AG (Industrials, Industrial Conglomerates)	30,444	3,057,921

Hong Kong: 2.31%
AIA Group Limited (Financials, Insurance)	667,200	3,912,013

Japan: 8.80%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	98,520	3,259,085
Kao Corporation (Consumer Staples, Personal Products)	68,600	3,521,877
Nidec Corporation (Industrials, Electrical Equipment)	26,010	1,960,011
ORIX Corporation (Financials, Diversified Financial Services)	257,500	3,760,470
ORIX Corporation ADR (Financials, Diversified Financial Services)	7,800	568,620
Sony Corporation (Consumer Discretionary, Household Durables)	65,700	1,867,549

		14,937,612

Luxembourg: 3.54%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	39,850	2,221,500
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,280,970	3,793,030

		6,014,530

Netherlands: 9.39%
Aercap Holdings NV (Industrials, Trading Companies & Distributors) †	64,420	2,673,430
Airbus Group NV (Industrials, Aerospace & Defense)	25,610	1,783,359
Heineken NV (Consumer Staples, Beverages)	40,532	3,691,770
Sensata Technologies Holding NV (Industrials, Electrical Equipment) †	78,282	3,764,581
Unilever NV (Consumer Staples, Food Products) «	89,461	4,023,956

		15,937,096

South Korea: 2.21%
Samsung Electronics Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	3,133	3,757,800

Spain: 1.66%
CaixaBank SA (Financials, Banks)	736,574	2,821,193

Switzerland: 6.00%
Novartis AG ADR (Health Care, Pharmaceuticals)	39,211	3,545,851
Roche Holding AG (Health Care, Pharmaceuticals)	12,677	3,441,791
UBS Group AG (Financials, Capital Markets)	160,300	3,201,580

		10,189,222

United Kingdom: 6.36%
Barclays plc (Financials, Banks)	960,560	3,422,263
BG Group plc (Energy, Oil, Gas & Consumable Fuels)	165,246	2,610,642
Diageo plc (Consumer Staples, Beverages)	75,676	2,181,734
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	98,310	2,575,271

		10,789,910

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intrinsic World Equity Fund	Portfolio of investments—October 31, 2015

Security name		Shares	Value

United States: 55.19%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		69,728	$3,123,814
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)		28,514	3,407,423
Autoliv Incorporated SDR (Consumer Discretionary, Auto Components)		28,712	3,462,531
BB&T Corporation (Financials, Banks)		84,550	3,141,033
Charles Schwab Corporation (Financials, Capital Markets)		101,965	3,111,972
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)		32,611	2,963,688
CIT Group Incorporated (Financials, Banks)		75,929	3,264,947
EMC Corporation (Information Technology, Technology Hardware, Storage & Peripherals)		142,747	3,742,826
EOG Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)		44,599	3,828,824
Express Scripts Holding Company (Health Care, Health Care Providers & Services) †		38,866	3,357,245
FMC Corporation (Materials, Chemicals)		31,156	1,268,361
Gilead Sciences Incorporated (Health Care, Biotechnology)		35,091	3,794,390
Goldman Sachs Group Incorporated (Financials, Capital Markets)		19,559	3,667,313
Honeywell International Incorporated (Industrials, Aerospace & Defense)		20,867	2,155,144
Lockheed Martin Corporation (Industrials, Aerospace & Defense)		9,595	2,109,269
Merck & Company Incorporated (Health Care, Pharmaceuticals)		61,130	3,341,366
Microsoft Corporation (Information Technology, Software)		77,630	4,086,441
Motorola Solutions Incorporated (Information Technology, Communications Equipment)		58,180	4,070,855
Oracle Corporation (Information Technology, Software)		102,153	3,967,623
PepsiCo Incorporated (Consumer Staples, Beverages)		35,108	3,587,687
QUALCOMM Incorporated (Information Technology, Communications Equipment)		28,346	1,684,319
Schlumberger Limited (Energy, Energy Equipment & Services)		39,600	3,095,136
SunTrust Banks Incorporated (Financials, Banks)		83,114	3,450,893
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		65,713	3,727,241
The Procter & Gamble Company (Consumer Staples, Household Products)		31,075	2,373,509
The Walt Disney Company (Consumer Discretionary, Media)		29,956	3,407,195
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		31,783	3,274,285
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)		76,181	3,571,365
Visa Incorporated Class A (Information Technology, IT Services)		47,032	3,648,743

			93,685,438

Total Common Stocks (Cost $138,866,668)			168,647,837

	Yield

Short-Term Investments: 2.71%

Investment Companies: 2.71%
Securities Lending Cash Investments, LLC (l)(r)(u)	0.14%	3,947,850	3,947,850
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)	0.16	641,400	641,400

Total Short-Term Investments (Cost $4,589,250)			4,589,250

Total investments in securities (Cost $143,455,918) *	102.06%	173,237,087
Other assets and liabilities, net	(2.06)	(3,490,675)

Total net assets	100.00%	$169,746,412

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $144,157,125 and unrealized gains (losses) consists of:

Gross unrealized gains	$38,674,495
Gross unrealized losses	(9,594,533)

Net unrealized gains	$29,079,962

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015	Wells Fargo Intrinsic World Equity Fund	11

Assets
Investments
In unaffiliated securities (including $3,818,802 of securities loaned), at value (cost $138,866,668)	$168,647,837
In affiliated securities, at value (cost $4,589,250)	4,589,250

Total investments, at value (cost $143,455,918)	173,237,087
Foreign currency, at value (cost $739)	718
Receivable for investments sold	452,853
Receivable for Fund shares sold	29,339
Receivable for dividends	272,750
Receivable for securities lending income	534
Prepaid expenses and other assets	30,192

Total assets	174,023,473

Liabilities
Payable for Fund shares redeemed	75,801
Payable upon receipt of securities loaned	3,947,850
Management fee payable	110,168
Distribution fee payable	5,779
Administration fees payable	29,851
Accrued expenses and other liabilities	107,612

Total liabilities	4,277,061

Total net assets	$169,746,412

NET ASSETS CONSIST OF
Paid-in capital	$120,908,438
Undistributed net investment income	1,000,309
Accumulated net realized gains on investments	18,057,414
Net unrealized gains on investments	29,780,251

Total net assets	$169,746,412

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$149,492,387
Shares outstanding – Class A1	6,551,911
Net asset value per share – Class A	$22.82
Maximum offering price per share – Class A2	$24.21
Net assets – Class C	$8,957,645
Shares outstanding – Class C1	407,291
Net asset value per share – Class C	$21.99
Net assets – Administrator Class	$6,238,642
Shares outstanding – Administrator Class[1]	274,153
Net asset value per share – Administrator Class	$22.76
Net assets – Institutional Class	$5,057,738
Shares outstanding – Institutional Class[1]	221,559
Net asset value per share – Institutional Class	$22.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic World Equity Fund	Statement of operations—year ended October 31, 2015

Investment income
Dividends (net of foreign withholding taxes of $201,562)	$3,800,547
Securities lending income, net	36,923
Income from affiliated securities	1,435

Total investment income	3,838,905

Expenses
Management fee	1,490,431
Administration fees
Class A	377,595
Class C	23,528
Administrator Class	6,598
Institutional Class	4,620
Shareholder servicing fees
Class A	387,465
Class C	24,093
Administrator Class	14,151
Distribution fee
Class C	72,280
Custody and accounting fees	43,522
Professional fees	70,451
Registration fees	57,486
Shareholder report expenses	40,725
Trustees’ fees and expenses	20,638
Other fees and expenses	13,221

Total expenses	2,646,804
Less: Fee waivers and/or expense reimbursements	(155,960)

Net expenses	2,490,844

Net investment income	1,348,061

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	18,667,164
Net change in unrealized gains (losses) on investments	(12,629,315)

Net realized and unrealized gains (losses) on investments	6,037,849

Net increase in net assets resulting from operations	$7,385,910

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic World Equity Fund	13

	Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$1,348,061		$1,272,982
Net realized gains on investments		18,667,164		14,277,155
Net change in unrealized gains (losses) on investments		(12,629,315)		(9,175,909)

Net increase in net assets resulting from operations		7,385,910		6,374,228

Distributions to shareholders from
Net investment income
Class A		(856,992)		(1,863,591)
Class C		0		(51,916)
Administrator Class		(51,944)		(64,491)
Institutional Class		(48,847)		(34,571)
Net realized gains
Class A		(2,600,451)		0
Class C		(169,828)		0
Administrator Class		(108,609)		0
Institutional Class		(77,473)		0

Total distributions to shareholders		(3,914,144)		(2,014,569)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	179,787	4,097,757	233,908	5,271,086
Class C	35,552	773,618	50,986	1,125,201
Administrator Class	93,043	2,104,873	311,050	6,906,837
Institutional Class	161,738	3,667,260	77,064	1,740,401

		10,643,508		15,043,525

Reinvestment of distributions
Class A	152,110	3,351,854	80,375	1,805,214
Class C	7,388	156,548	2,231	48,726
Administrator Class	7,067	155,486	2,592	57,936
Institutional Class	3,982	87,906	1,542	34,536

		3,751,794		1,946,412

Payment for shares redeemed
Class A	(795,378)	(18,121,192)	(1,004,696)	(22,616,282)
Class C	(88,016)	(1,946,944)	(70,464)	(1,532,097)
Administrator Class	(154,125)	(3,437,971)	(228,770)	(5,076,626)
Institutional Class	(86,058)	(1,969,384)	(44,254)	(998,282)

		(25,475,491)		(30,223,287)

Net decrease in net assets resulting from capital share transactions		(11,080,189)		(13,233,350)

Total decrease in net assets		(7,608,423)		(8,873,691)

Net assets
Beginning of period		177,354,835		186,228,526

End of period		$169,746,412		$177,354,835

Undistributed net investment income		$1,000,309		$538,166

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.39	$21.88	$17.94	$15.55	$15.06
Net investment income	0.19	0.17	0.20	0.16	0.12 [1]
Net realized and unrealized gains (losses) on investments	0.73	0.59	4.00	1.87	0.48

Total from investment operations	0.92	0.76	4.20	2.03	0.60
Distributions to shareholders from
Net investment income	(0.12)	(0.25)	(0.26)	(0.11)	(0.11)
Net realized gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.49)	(0.25)	(0.26)	(0.11)	(0.11)
Regulatory settlement proceeds	0.00	0.00	0.00	0.47	0.00
Net asset value, end of period	$22.82	$22.39	$21.88	$17.94	$15.55
Total return[2]	4.23%	3.45%	23.74%	16.25%[3]	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.47%	1.49%	1.51%	1.50%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.79%	0.70%	0.95%	0.91%	0.79%
Supplemental data
Portfolio turnover rate	32%	23%	22%	27%	12%
Net assets, end of period (000s omitted)	$149,492	$157,061	$168,621	$146,930	$139,100

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.64	$21.19	$17.37	$15.15	$14.68
Net investment income (loss)	0.01 [1]	(0.02)	0.05	0.02	(0.01)[1]
Net realized and unrealized gains (losses) on investments	0.71	0.58	3.89	1.82	0.49

Total from investment operations	0.72	0.56	3.94	1.84	0.48
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.12)	(0.09)	(0.01)
Net realized gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.37)	(0.11)	(0.12)	(0.09)	(0.01)
Regulatory settlement proceeds	0.00	0.00	0.00	0.47	0.00
Net asset value, end of period	$21.99	$21.64	$21.19	$17.37	$15.15
Total return[2]	3.41%	2.65%	22.82%	15.39%[3]	3.27%
Ratios to average net assets (annualized)
Gross expenses	2.23%	2.22%	2.24%	2.26%	2.20%
Net expenses	2.15%	2.15%	2.15%	2.15%	2.15%
Net investment income (loss)	0.05%	(0.06)%	0.20%	0.16%	(0.05)%
Supplemental data
Portfolio turnover rate	32%	23%	22%	27%	12%
Net assets, end of period (000s omitted)	$8,958	$9,788	$9,949	$7,341	$6,817

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.33	$21.81	$17.89	$15.52	$15.02
Net investment income	0.23 [1]	0.22 [1]	0.24 [1]	0.19 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.75	0.59	3.99	1.87	0.49

Total from investment operations	0.98	0.81	4.23	2.06	0.64
Distributions to shareholders from
Net investment income	(0.18)	(0.29)	(0.31)	(0.16)	(0.14)
Net realized gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.55)	(0.29)	(0.31)	(0.16)	(0.14)
Regulatory settlement proceeds	0.00	0.00	0.00	0.47	0.00
Net asset value, end of period	$22.76	$22.33	$21.81	$17.89	$15.52
Total return	4.51%	3.70%	24.03%	16.52%[2]	4.27%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.29%	1.31%	1.34%	1.30%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	1.01%	0.96%	1.18%	1.14%	0.99%
Supplemental data
Portfolio turnover rate	32%	23%	22%	27%	12%
Net assets, end of period (000s omitted)	$6,239	$7,327	$5,306	$2,001	$1,986

[1]	Calculated based upon average shares outstanding

[2]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.40	$21.87	$17.93	$15.54	$15.02
Net investment income	0.28	0.25 [1]	0.26 [1]	0.17 [1]	0.16
Net realized and unrealized gains (losses) on investments	0.75	0.60	4.02	1.92	0.51

Total from investment operations	1.03	0.85	4.28	2.09	0.67
Distributions to shareholders from
Net investment income	(0.23)	(0.32)	(0.34)	(0.17)	(0.15)
Net realized gains	(0.37)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.60)	(0.32)	(0.34)	(0.17)	(0.15)
Regulatory settlement proceeds	0.00	0.00	0.00	0.47	0.00
Net asset value, end of period	$22.83	$22.40	$21.87	$17.93	$15.54
Total return	4.72%	3.90%	24.28%	16.74%[3]	4.50%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.04%	1.06%	1.10%	1.00%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.23%	1.11%	1.32%	1.03%	1.12%
Supplemental data
Portfolio turnover rate	32%	23%	22%	27%	12%
Net assets, end of period (000s omitted)	$5,058	$3,179	$2,352	$561	$573

[1]	Calculated based upon average shares outstanding

[2]	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2015, such fair value pricing was used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	19

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to passive foreign investment companies. At October 31, 2015, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$71,865	$(71,865)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	21

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
France	$0	$3,545,102	$0	$3,545,102
Germany	0	3,057,921	0	3,057,921
Hong Kong	0	3,912,013	0	3,912,013
Japan	568,620	14,368,992	0	14,937,612
Luxembourg	3,793,030	2,221,500	0	6,014,530
Netherlands	10,461,967	5,475,129	0	15,937,096
South Korea	0	3,757,800	0	3,757,800
Spain	0	2,821,193	0	2,821,193
Switzerland	3,545,851	6,643,371	0	10,189,222
United Kingdom	0	10,789,910	0	10,789,910
United States	90,222,907	3,462,531	0	93,685,438

Short-term investments
Investment companies	641,400	3,947,850	0	4,589,250
Total assets	$109,233,775	$64,003,312	$0	$173,237,087

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, fair value pricing was used in pricing certain foreign securities and securities valued at $46,763,338 were transferred from Level 1 to Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.68% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.65% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

22	Wells Fargo Intrinsic World Equity Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 29, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended October 31, 2015, Funds Distributor received $2,925 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2015 were $55,391,404 and $67,376,661, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund. For the year ended October 31, 2015, the Fund paid $370 in commitment fees.

For the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Intrinsic World Equity Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

	Year ended October 31
	2015	2014
Ordinary income	$957,783	$2,014,569
Long-term capital gain	2,956,361	0

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,314,430	$17,454,157	$29,079,043

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Intrinsic World Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic World Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic World Equity Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 22, 2015

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, $2,956,361 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2015.

Pursuant to Section 854 of the Internal Revenue Code, $957,783 of income dividends paid during the fiscal year ended October 31, 2015 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015**	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015**	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services Loevner Funds; Russell related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller Exchange Traded Funds Trust & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust, Harding Loevner Funds, Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996***	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

***	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY, INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment management agreement (the “Management Agreement”) with Funds Management; and (iii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Metropolitan West Capital Management, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement combines the terms of the Advisory Agreement with the terms of the Fund’s Amended and Restated Administration Agreement (the “Administration Agreement”) applicable to Fund-level administrative services. The Advisory Agreement, the Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board noted that the services to be provided to the Fund pursuant to the Management Agreement combined the advisory services previously provided to the Fund pursuant to the Fund’s Advisory Agreement with the Fund-level administrative services previously provided to the Fund pursuant to the Fund’s Administration Agreement. The Board received a representation from Funds Management that combining these services would not result in any change to the nature or level of services provided by Funds Management to the Fund.

Other information (unaudited)	Wells Fargo Intrinsic World Equity Fund	29

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period. The Board also noted that the performance of the Fund was higher than its benchmark, the MSCI World Index (Net), for all periods under review except the one- and three-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to sector allocations that affected the Fund’s performance, and of longer term and recent outperformance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups. The Board accepted Funds Management’s proposal to increase the net operating expense ratio caps for the Administrator Class, and to decrease the caps for Class A and Class C. In accepting such proposed new net operating expense ratio caps, the Board noted that the Fund’s new net operating expense ratios would still be lower than or equal to the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreement and Sub-Advisory Agreement and approve the Management Agreement.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also noted that the fee rate to be paid by the Fund under the Management Agreement will incorporate the advisory fee and Fund-level administration fee previously payable separately by the Fund under the Fund’s Advisory Agreement and Administration Agreement with Funds Management. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were lower than or in range of the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

30	Wells Fargo Intrinsic World Equity Fund	Other information (unaudited)

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s advisory and management fee structures, and the Fund’s administration fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreement for the period from June 1, 2015 through June 30, 2015, approved the Management Agreement for the period from July 1, 2015 through May 31, 2016, and approved the continuation of the Sub-Advisory Agreement for a one-year term through May 31, 2016. The Board also determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Intrinsic World Equity Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238511 12-15 A241/AR241 10-15

ITEM 2.  CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2015	Fiscal year ended October 31, 2014
Audit fees	$308,960	$308,960
Audit-related fees	—	—
Tax fees (1)	40,770	38,530
All other fees	—	—

	$349,730	$347,490

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date: December 22, 2015

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: December 22, 2015

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date: December 22, 2015